UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 through June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2018 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 6, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy outpaced growth in other developed market nations even as investor concerns about rising interest rates and global trade tensions increasingly weighed on financial markets during the six months ended June 30, 2018.

“The outlook for the U.S. economy remained positive at the end of the reporting period amid buoyant consumer sentiment and investor expectations for further corporate earnings growth.”— George C.W. Gatch

Corporate profits remained strong throughout the reporting period and U.S. gross domestic product (GDP) growth accelerated from 2.2% in the first quarter of 2018 to 4.1% in the second quarter, the biggest increase in nearly four years. U.S. labor markets tightened further and the unemployment rate sank below 4% in April and May. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response to the overall strength of the economy, the U.S. Federal Reserve raised interest rates in March and June.

Equity prices in the U.S. surged higher in January before a sharp sell-off in early February snapped a streak of 15 consecutive months of record closing highs for the Standard & Poor’s 500 Index. Over several days the index lost more than 10% of its value, a decline that was the fastest peak-to-trough drop in the history of the index. Bond prices also fell sharply and the rout in U.S. financial markets spread to other developed market equities and bonds.

In subsequent months, U.S. equity prices rebounded somewhat but never fully recovered during the remainder of the reporting period and financial market volatility remained elevated through June 2018.

Meanwhile, economic growth in the European Union showed signs of slowing during the reporting period. The European Central Bank said it planned no interest rate increases until mid-2019, but it began to reduce stimulus measures in January 2018. China’s economy maintained a steady expansion, as the government sought to restrain financial market speculation, while also supporting growth in consumer spending.

The outlook for the U.S. economy remained positive at the end of the reporting period amid buoyant consumer sentiment and investor expectations for further corporate earnings growth. While wage growth remained stubbornly low, the U.S. unemployment rate stood at its lowest level in decades. The economies of other developed market nations appear poised for continued moderate economic growth, rising corporate profits and low or declining unemployment rates. However, the nascent trade war between the U.S. and China, involving tariffs on billions of dollars’ worth of goods, could begin to weigh on corporate profits and economic growth.

We believe investors who remain focused on a well-diversified portfolio and long-term results may be rewarded by a global investment environment that remains largely positive. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(1.64)%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly Bloomberg Barclays U.S. Aggregate Index)	(1.62)%

Net Assets as of 6/30/2018	$302,254,163
Duration as of 6/30/2018	5.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

U.S. bond markets provided mixed returns for the six month reporting period amid rising interest rates, increased market volatility and investor concerns about U.S.-driven trade tensions. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards.

In early February 2018, both equity and bond prices fell sharply. The Standard & Poor’s 500 Index lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, high yield bonds (also known as “junk bonds”) provided small but positive returns while investment grade corporate bonds were negative for the reporting period. For the six months ended June 30, 2018, the Bloomberg Barclays U.S. Aggregate Bond Index returned -1.62%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares underperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark”) for the six months ended June 30, 2018. Relative to the Benchmark, the Portfolio’s underweight allocation to U.S. Treasury bonds and its overweight allocations to agency mortgage-backed securities were leading detractors from performance. The Portfolio’s security selection in U.S. Treasury bonds, U.S. agency bonds, mortgages, asset-backed securities and commercial mortgage-backed securities made a positive contribution to performance.

Relative to the Benchmark, the Portfolio’s shorter duration and its overweight position in the 5 to 10-year portion of the yield curve and its underweight position in the 30-year portion of the yield curve made positive contributions to performance. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller change in price as interest rates rise or fall. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The Portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities.

Relative to the Benchmark, the Portfolio was underweight in U.S. Treasury securities and investment grade credit and overweight in securitized debt sectors, including asset-backed, commercial-backed and mortgage-backed securities, which include both agency and non-agency debt. The Portfolio was overweight in the intermediate part of the yield curve (5 to 10-year maturities) and underweight in the long end of the yield curve (30-year maturity). The Portfolio maintained a shorter duration posture versus the Benchmark during the six month reporting period.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	26.3%
Corporate Bonds	22.4
Mortgage-Backed Securities	13.9
Asset-Backed Securities	10.8
Collateralized Mortgage Obligations	10.6
U.S. Government Agency Securities	8.2
Commercial Mortgage-Backed Securities	4.6
Others (each less than 1.0%)	0.4
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	(1.64)%	(0.46)%	2.05%	3.97%
CLASS 2 SHARES	August 16, 2006	(1.74)	(0.74)	1.79	3.71

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Variable Underlying Funds Core Bond Funds Index from June 30, 2008 to June 30, 2018. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 26.3%
U.S. Treasury Bonds
8.00%, 11/15/2021	338,000	395,856
5.25%, 11/15/2028	4,300,000	5,214,422
6.25%, 5/15/2030	50,000	66,873
5.38%, 2/15/2031	4,500	5,683
4.50%, 2/15/2036	278,000	339,681
5.00%, 5/15/2037	450,000	587,057
4.38%, 2/15/2038	2,014,000	2,452,517
4.25%, 5/15/2039	105,000	126,533
4.38%, 11/15/2039	1,415,000	1,735,641
3.88%, 8/15/2040	100,000	114,930
2.88%, 5/15/2043	2,420,000	2,374,530
3.63%, 8/15/2043	2,715,000	3,022,240
3.75%, 11/15/2043	1,930,000	2,191,304
3.63%, 2/15/2044	2,020,000	2,251,038
3.00%, 11/15/2045	1,000,000	1,002,539
3.00%, 2/15/2048	90,000	90,211
3.13%, 5/15/2048	136,200	139,855
U.S. Treasury Inflation Indexed Bonds
3.63%, 4/15/2028	300,000	589,838
2.50%, 1/15/2029	100,000	137,097
U.S. Treasury Inflation Indexed Notes
1.38%, 7/15/2018	170,000	197,790
U.S. Treasury Notes
1.50%, 8/31/2018	400,000	399,728
1.38%, 12/31/2018	200,000	199,219
1.13%, 1/31/2019	150,000	149,068
0.75%, 2/15/2019	200,000	198,188
3.13%, 5/15/2019	1,542,000	1,552,119
3.50%, 5/15/2020	450,000	457,910
2.13%, 8/31/2020	200,000	198,172
2.63%, 11/15/2020	200,000	200,172
1.38%, 1/31/2021	100,000	96,945
3.63%, 2/15/2021	650,000	666,555
2.25%, 4/30/2021	115,000	113,850
2.63%, 5/15/2021	39,500	39,498
3.13%, 5/15/2021	600,000	608,227
2.13%, 8/15/2021	500,000	492,246
2.00%, 10/31/2021	100,000	97,898
2.13%, 12/31/2021	300,000	294,527
1.75%, 2/28/2022	1,000,000	967,383
1.63%, 8/31/2022	1,000,000	957,461
1.75%, 9/30/2022	150,000	144,240
1.50%, 2/28/2023	525,000	496,863
1.75%, 5/15/2023	2,145,000	2,048,559
2.75%, 5/31/2023	405,200	405,564

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

2.50%, 8/15/2023	600,000	592,875
1.38%, 8/31/2023	700,000	653,680
1.63%, 10/31/2023	2,000,000	1,887,578
2.13%, 2/29/2024	94,000	90,787
2.50%, 5/15/2024	30,000	29,524
2.00%, 6/30/2024	10,000	9,562
2.25%, 11/15/2024	112,000	108,347
2.00%, 2/15/2025	1,000,000	950,820
2.88%, 4/30/2025	146,000	146,542
2.13%, 5/15/2025	500,000	478,379
2.88%, 5/31/2025	298,000	299,083
2.00%, 8/15/2025	728,600	690,035
2.25%, 11/15/2025	500,000	480,801
1.63%, 2/15/2026	59,400	54,486
1.50%, 8/15/2026	28,000	25,280
2.00%, 11/15/2026	84,000	78,694
2.25%, 2/15/2027	108,000	103,035
2.88%, 5/15/2028	475,000	475,742
U.S. Treasury STRIPS Bonds
1.80%, 2/15/2020 (a)	370,000	355,402
2.39%, 5/15/2020 (a)	3,628,000	3,462,754
1.75%, 8/15/2020 (a)	2,120,000	2,008,165
2.50%, 2/15/2021 (a)	710,000	662,940
1.96%, 5/15/2021 (a)	1,790,000	1,659,706
2.13%, 8/15/2021 (a)	1,800,000	1,657,523
3.19%, 11/15/2021 (a)	615,000	562,101
2.71%, 2/15/2022 (a)	970,000	879,648
2.59%, 5/15/2022 (a)	760,000	684,240
3.03%, 8/15/2022 (a)	200,000	178,616
2.71%, 11/15/2022 (a)	500,000	443,063
2.93%, 2/15/2023 (a)	2,690,000	2,365,689
2.54%, 5/15/2023 (a)	2,420,000	2,113,282
2.19%, 8/15/2023 (a)	1,890,000	1,637,823
2.38%, 11/15/2023 (a)	500,000	430,117
3.13%, 11/15/2024 (a)	110,000	91,758
3.64%, 2/15/2025 (a)	50,000	41,375
4.78%, 5/15/2026 (a)	100,000	79,719
3.42%, 8/15/2026 (a)	23,000	18,186
3.46%, 11/15/2026 (a)	250,000	196,224
3.67%, 2/15/2027 (a)	700,000	544,587
6.72%, 5/15/2027 (a)	125,000	96,543
3.22%, 8/15/2027 (a)	250,000	191,465
3.81%, 11/15/2027 (a)	710,000	539,540
3.02%, 2/15/2028 (a)	27,000	20,360
2.83%, 5/15/2028 (a)	140,000	104,715
6.99%, 8/15/2028 (a)	50,000	37,072

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued
6.66%, 11/15/2028 (a)	100,000	73,621
3.99%, 2/15/2029 (a)	658,000	480,683
3.86%, 8/15/2029 (a)	300,000	215,714
3.72%, 11/15/2029 (a)	200,000	142,636
5.13%, 2/15/2030 (a)	975,000	689,919
4.50%, 5/15/2030 (a)	300,000	210,668
3.85%, 8/15/2030 (a)	300,000	209,259
3.80%, 11/15/2030 (a)	300,000	207,479
4.21%, 2/15/2031 (a)	550,000	377,395
3.73%, 5/15/2031 (a)	275,000	187,280
3.14%, 11/15/2031 (a)	760,000	509,911
3.67%, 2/15/2032 (a)	350,000	232,826
3.42%, 5/15/2032 (a)	2,250,000	1,484,282
3.06%, 8/15/2032 (a)	3,300,000	2,161,105
4.02%, 11/15/2032 (a)	800,000	519,964
3.69%, 2/15/2033 (a)	400,000	258,045
3.71%, 5/15/2033 (a)	1,175,000	751,370
6.07%, 8/15/2033 (a)	100,000	63,529
4.14%, 11/15/2033 (a)	1,025,000	646,503
3.78%, 2/15/2034 (a)	775,000	485,056
2.71%, 5/15/2034 (a)	2,200,000	1,365,999
3.20%, 11/15/2034 (a)	50,000	30,602
3.21%, 2/15/2035 (a)	65,000	39,471
3.42%, 5/15/2035 (a)	250,000	150,814
U.S. Treasury STRIPS Notes
1.73%, 5/15/2019 (a)	120,000	117,618
1.59%, 11/15/2019 (a)	1,000,000	967,185
1.69%, 2/15/2020 (a)	5,235,000	5,029,272

Total U.S. Treasury Obligations (Cost $80,227,235)		79,646,096

Corporate Bonds — 22.4%
Aerospace & Defense — 0.2%
Airbus Finance BV (France) 2.70%, 4/17/2023 (b)	32,000	30,908
Airbus SE (France) 3.15%, 4/10/2027 (b)	164,000	156,750
BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (b)	45,000	44,893
BAE Systems plc (United Kingdom) 5.80%, 10/11/2041 (b)	51,000	59,592
Harris Corp.
3.83%, 4/27/2025	60,000	58,814
4.85%, 4/27/2035	50,000	50,994
Lockheed Martin Corp. 4.50%, 5/15/2036	70,000	72,604
Northrop Grumman Corp.
3.20%, 2/1/2027	76,000	71,595
3.25%, 1/15/2028	50,000	47,042

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Aerospace & Defense — continued
Precision Castparts Corp. 3.25%, 6/15/2025	45,000	43,779
Rockwell Collins, Inc. 3.20%, 3/15/2024	28,000	26,964
United Technologies Corp. 4.15%, 5/15/2045	25,000	23,202

		687,137

Air Freight & Logistics — 0.0% (c)
FedEx Corp.
3.90%, 2/1/2035	66,000	61,683
4.10%, 4/15/2043	50,000	45,555
United Parcel Service of America, Inc. 8.38%, 4/1/2020	35,000	38,180

		145,418

Automobiles — 0.3%
BMW US Capital LLC (Germany) 2.25%, 9/15/2023 (b)	45,000	41,926
Daimler Finance North America LLC (Germany) 1.75%, 10/30/2019 (b)	150,000	147,368
Ford Motor Co.
4.35%, 12/8/2026	46,000	44,971
7.45%, 7/16/2031	240,000	282,010
General Motors Co. 6.60%, 4/1/2036	240,000	259,619
Hyundai Capital America
2.40%, 10/30/2018 (b)	65,000	64,872
2.00%, 7/1/2019 (b)	34,000	33,561
Nissan Motor Acceptance Corp.
1.90%, 9/14/2021 (b)	29,000	27,596
2.80%, 1/13/2022 (b)	50,000	48,714
2.60%, 9/28/2022 (b)	60,000	57,601

		1,008,238

Banks — 4.3%
ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (b)	200,000	198,844
ANZ New Zealand Int’l Ltd. (New Zealand)
2.60%, 9/23/2019 (b)	200,000	198,946
3.45%, 1/21/2028 (b)	200,000	191,259
Bank of America Corp.
Series L, 2.25%, 4/21/2020	250,000	246,561
3.30%, 1/11/2023	150,000	147,752
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (d)	100,000	98,287
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (d)	26,000	25,211
4.00%, 1/22/2025	114,000	112,489
Series L, 3.95%, 4/21/2025	92,000	90,072

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (d)	100,000	96,194
4.45%, 3/3/2026	69,000	69,148
3.25%, 10/21/2027	514,000	478,843
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	260,000	250,659
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (d)	408,000	384,050
(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (d)	280,000	275,475
Bank of Montreal (Canada)
1.50%, 7/18/2019	65,000	64,105
2.10%, 12/12/2019	60,000	59,285
Bank of Nova Scotia (The) (Canada) 2.45%, 9/19/2022	200,000	192,460
Barclays plc (United Kingdom)
3.65%, 3/16/2025	200,000	187,327
4.38%, 1/12/2026	220,000	213,678
BB&T Corp. 5.25%, 11/1/2019	50,000	51,371
BNP Paribas SA (France) 3.50%, 3/1/2023 (b)	200,000	194,877
BNZ International Funding Ltd. (New Zealand) 2.90%, 2/21/2022 (b)	250,000	243,583
Canadian Imperial Bank of Commerce (Canada) 1.60%, 9/6/2019	200,000	197,053
Citigroup, Inc.
2.15%, 7/30/2018	137,000	136,970
2.40%, 2/18/2020	50,000	49,361
2.35%, 8/2/2021	23,000	22,215
2.90%, 12/8/2021	100,000	97,954
2.75%, 4/25/2022	200,000	193,537
(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (d)	74,000	72,478
4.40%, 6/10/2025	20,000	19,885
5.50%, 9/13/2025	58,000	61,560
3.40%, 5/1/2026	75,000	71,157
4.45%, 9/29/2027	210,000	206,613
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	250,000	237,673
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	50,000	45,584
8.13%, 7/15/2039	56,000	78,723
4.75%, 5/18/2046	50,000	47,509
Citizens Financial Group, Inc. 2.38%, 7/28/2021	24,000	23,204

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Commonwealth Bank of Australia (Australia)
2.00%, 9/6/2021 (b)	200,000	190,884
3.45%, 3/16/2023 (b)	80,000	79,142
3.90%, 3/16/2028 (b)	80,000	79,115
Cooperatieve Rabobank UA (Netherlands) 4.38%, 8/4/2025	250,000	245,034
Credit Suisse Group Funding Guernsey Ltd. (Switzerland)
3.80%, 6/9/2023	350,000	345,464
3.75%, 3/26/2025	250,000	240,371
Danske Bank A/S (Denmark) 2.00%, 9/8/2021 (b)	200,000	190,969
Fifth Third Bancorp 3.95%, 3/14/2028	70,000	69,021
Glitnir HoldCo ehf (Iceland) 0.00%, 10/15/2008‡ (b) (e)	350,000	—
HSBC Holdings plc (United Kingdom)
2.65%, 1/5/2022	400,000	387,194
3.60%, 5/25/2023	229,000	226,588
4.38%, 11/23/2026	200,000	196,876
Huntington Bancshares, Inc.
3.15%, 3/14/2021	73,000	72,586
2.30%, 1/14/2022	88,000	84,486
ING Groep NV (Netherlands) 3.95%, 3/29/2027	200,000	195,852
KeyCorp 2.90%, 9/15/2020	56,000	55,549
Lloyds Banking Group plc (United Kingdom)
4.58%, 12/10/2025	200,000	195,991
3.75%, 1/11/2027	200,000	188,982
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.00%, 2/22/2022	38,000	37,297
2.67%, 7/25/2022	80,000	77,191
Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.45%, 10/16/2019 (b)	200,000	198,327
MUFG Americas Holdings Corp. 2.25%, 2/10/2020	69,000	67,972
Nordea Bank AB (Sweden)
1.63%, 9/30/2019 (b)	200,000	196,591
4.88%, 1/27/2020 (b)	100,000	102,688
PNC Financial Services Group, Inc. (The)
6.70%, 6/10/2019	12,000	12,420
5.13%, 2/8/2020	150,000	154,787
4.38%, 8/11/2020	13,000	13,310
Regions Financial Corp.
3.20%, 2/8/2021	54,000	53,751
Royal Bank of Canada (Canada)
2.00%, 10/1/2018	50,000	49,946

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Banks — continued
1.88%, 2/5/2020	50,000	49,211
2.75%, 2/1/2022	66,000	64,805
4.65%, 1/27/2026	30,000	30,426
Santander UK Group Holdings plc (United Kingdom)
3.13%, 1/8/2021	69,000	68,044
(ICE LIBOR USD 3 Month + 1.40%), 3.82%, 11/3/2028 (d)	200,000	183,552
Santander UK plc (United Kingdom) 2.50%, 3/14/2019	87,000	86,826
Standard Chartered plc (United Kingdom) 4.05%, 4/12/2026 (b)	200,000	193,589
Sumitomo Mitsui Banking Corp. (Japan) 2.45%, 1/16/2020	250,000	247,144
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.06%, 7/14/2021	49,000	46,987
2.44%, 10/19/2021	45,000	43,450
2.85%, 1/11/2022	130,000	126,940
2.78%, 10/18/2022	82,000	79,140
3.10%, 1/17/2023	55,000	53,715
3.01%, 10/19/2026	25,000	23,390
Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.05%, 10/18/2019 (b)	200,000	197,212
SunTrust Bank (ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (d)	30,000	29,738
SunTrust Banks, Inc. 2.70%, 1/27/2022	91,000	88,640
Toronto-Dominion Bank (The) (Canada)
1.75%, 7/23/2018	229,000	228,951
(USD Swap Semi 5 Year + 2.21%), 3.62%, 9/15/2031 (d)	47,000	44,209
UBS Group Funding Switzerland AG (Switzerland) 4.13%, 9/24/2025 (b)	200,000	198,541
US Bancorp
7.50%, 6/1/2026	100,000	121,749
Series V, 2.38%, 7/22/2026	100,000	90,954
Wells Fargo & Co.
3.07%, 1/24/2023	245,000	238,170
3.30%, 9/9/2024	80,000	77,254
3.00%, 2/19/2025	200,000	188,593
3.00%, 4/22/2026	84,000	78,079
4.10%, 6/3/2026	24,000	23,510
4.30%, 7/22/2027	7,000	6,896
5.61%, 1/15/2044	200,000	215,014
Westpac Banking Corp. (Australia)
4.88%, 11/19/2019	121,000	123,911

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
3.40%, 1/25/2028	100,000	95,224
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (d)	140,000	134,844

		13,119,044

Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc. (Belgium)
3.30%, 2/1/2023	234,000	231,968
3.65%, 2/1/2026	380,000	372,129
4.70%, 2/1/2036	241,000	244,102
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.00%, 4/13/2028	80,000	79,782
4.38%, 4/15/2038	150,000	145,522
4.75%, 4/15/2058	95,000	92,709
Dr Pepper Snapple Group, Inc. 3.43%, 6/15/2027	20,000	18,472
Maple Escrow Subsidiary, Inc.
4.42%, 5/25/2025 (b)	30,000	30,144
4.99%, 5/25/2038 (b)	43,000	43,246
PepsiCo, Inc. 4.45%, 4/14/2046	107,000	112,597

		1,370,671

Biotechnology — 0.3%
AbbVie, Inc.
2.00%, 11/6/2018	45,000	44,867
3.60%, 5/14/2025	134,000	129,741
4.50%, 5/14/2035	100,000	97,998
Amgen, Inc.
5.70%, 2/1/2019	40,000	40,657
4.66%, 6/15/2051	50,000	49,397
Baxalta, Inc.
3.60%, 6/23/2022	22,000	21,768
5.25%, 6/23/2045	8,000	8,248
Celgene Corp.
3.63%, 5/15/2024	41,000	39,984
3.45%, 11/15/2027	50,000	45,956
5.70%, 10/15/2040	53,000	57,290
Gilead Sciences, Inc.
3.70%, 4/1/2024	64,000	64,098
3.50%, 2/1/2025	40,000	39,384
3.65%, 3/1/2026	29,000	28,622
4.60%, 9/1/2035	130,000	133,714
4.00%, 9/1/2036	29,000	27,886

		829,610

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Building Products — 0.1%
Johnson Controls International plc
3.90%, 2/14/2026	26,000	25,655
5.70%, 3/1/2041	30,000	32,878
4.95%, 7/2/2064 (f)	27,000	25,653
Masco Corp.
6.50%, 8/15/2032	80,000	89,303

		173,489

Capital Markets — 2.3%
Ameriprise Financial, Inc. 2.88%, 9/15/2026	63,000	58,771
Bank of New York Mellon Corp. (The)
4.60%, 1/15/2020	55,000	56,345
(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (d)	83,000	80,521
3.25%, 9/11/2024	100,000	98,133
3.00%, 10/30/2028	100,000	91,315
BlackRock, Inc.
Series 2, 5.00%, 12/10/2019	65,000	67,047
4.25%, 5/24/2021	65,000	67,136
Blackstone Holdings Finance Co. LLC
5.88%, 3/15/2021 (b)	100,000	106,300
4.45%, 7/15/2045 (b)	21,000	20,178
Brookfield Finance, Inc. (Canada)
3.90%, 1/25/2028	55,000	51,975
4.70%, 9/20/2047	44,000	41,605
Charles Schwab Corp. (The) 3.20%, 3/2/2027	100,000	95,428
CME Group, Inc.
3.00%, 3/15/2025	97,000	93,582
5.30%, 9/15/2043	16,000	18,774
Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (b)	49,000	47,982
Deutsche Bank AG (Germany)
3.13%, 1/13/2021	77,000	74,307
4.25%, 10/14/2021	100,000	98,452
3.30%, 11/16/2022	100,000	93,658
Goldman Sachs Group, Inc. (The)
5.38%, 3/15/2020	206,000	213,261
2.35%, 11/15/2021	379,000	364,449
(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (d)	100,000	97,625
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (d)	438,000	422,386
(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (d)	213,000	205,095

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued
3.50%, 1/23/2025	100,000	96,540
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (d)	137,000	130,152
4.25%, 10/21/2025	105,000	103,428
3.50%, 11/16/2026	142,000	133,747
3.85%, 1/26/2027	45,000	43,234
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	209,000	198,054
(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (d)	130,000	128,021
6.75%, 10/1/2037	80,000	95,031
Intercontinental Exchange, Inc.
2.50%, 10/15/2018	23,000	23,002
4.00%, 10/15/2023	59,000	60,254
Invesco Finance plc
4.00%, 1/30/2024	29,000	29,159
3.75%, 1/15/2026	36,000	35,378
Jefferies Group LLC 6.45%, 6/8/2027	81,000	87,369
Macquarie Bank Ltd. (Australia)
2.85%, 7/29/2020 (b)	100,000	99,126
4.00%, 7/29/2025 (b)	100,000	99,047
Macquarie Group Ltd. (Australia)
6.00%, 1/14/2020 (b)	220,000	228,782
(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (b) (d)	145,000	133,804
Morgan Stanley
5.63%, 9/23/2019	200,000	206,086
2.65%, 1/27/2020	25,000	24,818
5.50%, 7/28/2021	35,000	37,033
2.63%, 11/17/2021	170,000	165,022
2.75%, 5/19/2022	100,000	96,848
3.75%, 2/25/2023	142,000	142,115
4.10%, 5/22/2023	100,000	100,348
3.70%, 10/23/2024	69,000	68,091
4.00%, 7/23/2025	276,000	275,076
5.00%, 11/24/2025	70,000	72,541
3.88%, 1/27/2026	341,000	335,556
4.35%, 9/8/2026	20,000	19,752
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (d)	222,000	210,919
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	255,000	245,729
Nomura Holdings, Inc. (Japan)
6.70%, 3/4/2020	65,000	68,521
Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (d)	29,000	27,233

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
State Street Corp.
3.10%, 5/15/2023	24,000	23,659
3.70%, 11/20/2023	77,000	78,049
3.55%, 8/18/2025	147,000	146,881
TD Ameritrade Holding Corp. 2.95%, 4/1/2022	17,000	16,685
Thomson Reuters Corp. (Canada) 3.85%, 9/29/2024	25,000	24,616
UBS AG (Switzerland) 2.38%, 8/14/2019	250,000	248,442

		6,922,473

Chemicals — 0.3%
Albemarle Corp. 5.45%, 12/1/2044	50,000	53,182
Chevron Phillips Chemical Co. LLC
3.40%, 12/1/2026 (b)	45,000	43,915
3.70%, 6/1/2028 (b)	80,000	78,992
Dow Chemical Co. (The) 4.25%, 10/1/2034	30,000	28,819
Ecolab, Inc.
3.25%, 1/14/2023	90,000	88,841
3.25%, 12/1/2027	34,000	32,541
EI du Pont de Nemours & Co. 4.90%, 1/15/2041	25,000	26,003
Monsanto Co. 4.70%, 7/15/2064	9,000	7,882
Mosaic Co. (The)
5.45%, 11/15/2033	36,000	36,378
4.88%, 11/15/2041	8,000	7,260
5.63%, 11/15/2043	112,000	112,741
Nutrien Ltd. (Canada)
3.38%, 3/15/2025	22,000	20,701
4.00%, 12/15/2026	70,000	67,869
4.13%, 3/15/2035	90,000	83,378
Praxair, Inc. 2.65%, 2/5/2025	16,000	15,157
Sherwin-Williams Co. (The) 3.13%, 6/1/2024	29,000	27,687
Union Carbide Corp.
7.50%, 6/1/2025	100,000	117,273
7.75%, 10/1/2096	80,000	102,433
Westlake Chemical Corp. 4.38%, 11/15/2047	36,000	33,148

		984,200

Commercial Services & Supplies — 0.0% (c)
Brambles USA, Inc. (Australia) 4.13%, 10/23/2025 (b)	70,000	69,859
Republic Services, Inc.
3.55%, 6/1/2022	21,000	21,129
2.90%, 7/1/2026	21,000	19,494

		110,482

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Communications Equipment — 0.1%
Cisco Systems, Inc.
1.85%, 9/20/2021	50,000	47,730
3.00%, 6/15/2022	56,000	55,760
5.90%, 2/15/2039	75,000	92,729

		196,219

Construction & Engineering — 0.0% (c)
Fluor Corp. 3.38%, 9/15/2021	44,000	43,947

Construction Materials — 0.0% (c)
Martin Marietta Materials, Inc.
3.45%, 6/1/2027	52,000	48,358

Consumer Finance — 0.8%
American Express Credit Corp.
1.80%, 7/31/2018	130,000	129,942
2.25%, 5/5/2021	73,000	70,931
2.70%, 3/3/2022	105,000	102,709
American Honda Finance Corp.
2.25%, 8/15/2019	33,000	32,811
2.30%, 9/9/2026	17,000	15,438
Capital One Financial Corp.
3.75%, 4/24/2024	130,000	127,458
4.20%, 10/29/2025	40,000	38,835
3.75%, 7/28/2026	196,000	182,059
Caterpillar Financial Services Corp.
7.15%, 2/15/2019	50,000	51,389
1.93%, 10/1/2021	175,000	168,042
Ford Motor Credit Co. LLC
5.88%, 8/2/2021	200,000	212,007
3.81%, 1/9/2024	200,000	194,063
General Motors Financial Co., Inc.
3.45%, 4/10/2022	50,000	49,124
3.70%, 5/9/2023	68,000	66,786
3.95%, 4/13/2024	120,000	117,387
3.50%, 11/7/2024	80,000	76,146
4.00%, 1/15/2025	80,000	77,751
4.35%, 4/9/2025	80,000	78,822
4.30%, 7/13/2025	35,000	34,324
HSBC USA, Inc. 2.35%, 3/5/2020	135,000	133,419
John Deere Capital Corp.
1.60%, 7/13/2018	44,000	43,989
3.15%, 10/15/2021	42,000	42,083
3.35%, 6/12/2024	82,000	81,336
Synchrony Financial 3.70%, 8/4/2026	70,000	64,284
Toyota Motor Credit Corp.
2.13%, 7/18/2019	100,000	99,392

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Consumer Finance — continued
2.80%, 7/13/2022	60,000	58,888

		2,349,415

Containers & Packaging — 0.1%
International Paper Co.
3.00%, 2/15/2027	57,000	51,578
7.30%, 11/15/2039	40,000	51,135
WestRock Co. 3.00%, 9/15/2024 (b)	80,000	75,810

		178,523

Diversified Consumer Services — 0.0% (c)
President & Fellows of Harvard College 3.30%, 7/15/2056	86,000	78,225

Diversified Financial Services — 0.7%
AIG Global Funding 1.90%, 10/6/2021 (b)	100,000	95,349
CK Hutchison International Ltd. (Hong Kong) 1.88%, 10/3/2021 (b)	200,000	190,270
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	251,000	245,218
4.42%, 11/15/2035	600,000	580,909
GTP Acquisition Partners I LLC
2.35%, 6/15/2020 (b)	58,000	56,911
3.48%, 6/16/2025 (b)	67,000	65,340
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 2.65%, 9/19/2022 (b)	200,000	191,796
National Rural Utilities Cooperative Finance Corp.
10.38%, 11/1/2018	50,000	51,280
2.95%, 2/7/2024	44,000	42,482
3.40%, 2/7/2028	100,000	97,048
ORIX Corp. (Japan)
2.90%, 7/18/2022	40,000	38,904
3.25%, 12/4/2024	100,000	95,503
3.70%, 7/18/2027	100,000	96,968
Shell International Finance BV (Netherlands)
2.13%, 5/11/2020	70,000	69,158
4.13%, 5/11/2035	107,000	108,468
Voya Financial, Inc. 3.65%, 6/15/2026	20,000	18,912

		2,044,516

Diversified Telecommunication Services — 0.7%
AT&T, Inc. 5.80%, 2/15/2019	50,000	50,859
3.95%, 1/15/2025	66,000	64,531
4.13%, 2/17/2026	117,000	114,364
4.30%, 2/15/2030 (b)	338,000	319,583
4.50%, 5/15/2035	5,000	4,622

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Telecommunication Services — continued
5.25%, 3/1/2037	100,000	98,518
4.90%, 8/15/2037 (b)	230,000	218,119
6.00%, 8/15/2040	125,000	130,253
5.35%, 9/1/2040	228,000	222,371
4.30%, 12/15/2042	4,000	3,397
Centel Capital Corp. 9.00%, 10/15/2019	50,000	52,750
Telefonica Emisiones SAU (Spain)
5.13%, 4/27/2020	25,000	25,790
5.46%, 2/16/2021	19,000	19,883
7.05%, 6/20/2036	50,000	60,069
Verizon Communications, Inc.
3.45%, 3/15/2021	53,000	53,334
3.38%, 2/15/2025	89,000	85,480
4.50%, 8/10/2033	125,000	121,105
4.40%, 11/1/2034	209,000	194,806
4.27%, 1/15/2036	20,000	18,438
5.25%, 3/16/2037	69,000	70,819
4.81%, 3/15/2039	218,000	210,656
5.01%, 8/21/2054	38,000	35,677

		2,175,424

Electric Utilities — 1.3%
Alabama Power Co. 6.13%, 5/15/2038	62,000	77,776
Avangrid, Inc. 3.15%, 12/1/2024	72,000	69,228
Baltimore Gas & Electric Co. 3.50%, 8/15/2046	47,000	42,016
CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	51,000	50,015
China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (b)	200,000	190,538
Cleveland Electric Illuminating Co. (The) 3.50%, 4/1/2028 (b)	95,000	90,056
Commonwealth Edison Co. 3.65%, 6/15/2046	30,000	27,634
Connecticut Light & Power Co. (The) 4.00%, 4/1/2048	41,000	40,761
Duke Energy Carolinas LLC
4.30%, 6/15/2020	39,000	39,681
2.95%, 12/1/2026	100,000	94,789
Duke Energy Indiana LLC
6.35%, 8/15/2038	60,000	77,978
3.75%, 5/15/2046	60,000	56,644
Duke Energy Ohio, Inc. 3.70%, 6/15/2046	46,000	42,323
Duke Energy Progress LLC
5.30%, 1/15/2019	25,000	25,453
3.70%, 10/15/2046	54,000	49,654
Edison International 4.13%, 3/15/2028	35,000	34,448

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric Utilities — continued
Electricite de France SA (France)
2.15%, 1/22/2019 (b)	40,000	39,879
6.00%, 1/22/2114 (b)	75,000	78,176
Enel Finance International NV (Italy) 3.63%, 5/25/2027 (b)	220,000	201,162
Entergy Arkansas, Inc. 3.50%, 4/1/2026	22,000	21,746
Entergy Corp. 2.95%, 9/1/2026	21,000	19,174
Entergy Louisiana LLC
2.40%, 10/1/2026	59,000	53,495
3.05%, 6/1/2031	38,000	34,922
4.00%, 3/15/2033	40,000	40,015
Entergy Mississippi, Inc. 2.85%, 6/1/2028	33,000	30,295
FirstEnergy Corp. Series C, 4.85%, 7/15/2047	26,000	26,563
Florida Power & Light Co.
5.40%, 9/1/2035	50,000	57,032
5.95%, 2/1/2038	30,000	37,470
Fortis, Inc. (Canada) 3.06%, 10/4/2026	200,000	182,156
Great Plains Energy, Inc. 4.85%, 6/1/2021	18,000	18,477
Hydro-Quebec (Canada) Series IO, 8.05%, 7/7/2024	100,000	123,575
ITC Holdings Corp. 2.70%, 11/15/2022	100,000	96,273
Jersey Central Power & Light Co. 6.15%, 6/1/2037	30,000	35,712
Kansas City Power & Light Co.
3.15%, 3/15/2023	24,000	23,424
5.30%, 10/1/2041	50,000	56,320
4.20%, 3/15/2048	50,000	49,106
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	56,000	53,415
MidAmerican Energy Co.
3.50%, 10/15/2024	59,000	59,230
3.10%, 5/1/2027	93,000	89,464
Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (b)	40,000	39,978
New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (b)	45,000	43,017
NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/2027	27,000	25,943
Niagara Mohawk Power Corp.
4.88%, 8/15/2019 (b)	40,000	40,750
3.51%, 10/1/2024 (b)	19,000	18,986
Northern States Power Co. 6.25%, 6/1/2036	65,000	80,787
Oncor Electric Delivery Co. LLC
6.80%, 9/1/2018	30,000	30,188
7.00%, 9/1/2022	25,000	28,472

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued
Pacific Gas & Electric Co.
3.50%, 6/15/2025	16,000	14,927
2.95%, 3/1/2026	43,000	38,356
6.05%, 3/1/2034	100,000	107,987
4.50%, 12/15/2041	24,000	21,566
Pennsylvania Electric Co. 3.25%, 3/15/2028 (b)	19,000	17,708
Potomac Electric Power Co. 6.50%, 11/15/2037	75,000	97,238
PPL Capital Funding, Inc.
3.40%, 6/1/2023	30,000	29,496
4.00%, 9/15/2047	20,000	18,270
Progress Energy, Inc. 4.40%, 1/15/2021	35,000	35,748
Public Service Co. of Colorado 3.20%, 11/15/2020	18,000	18,022
Public Service Co. of Oklahoma Series G, 6.63%, 11/15/2037	175,000	223,838
Public Service Electric & Gas Co.
3.00%, 5/15/2025	83,000	80,353
5.38%, 11/1/2039	28,000	33,007
South Carolina Electric & Gas Co. 6.05%, 1/15/2038	30,000	34,028
Southern California Edison Co.
1.85%, 2/1/2022	10,857	10,589
Series C, 3.50%, 10/1/2023	53,000	52,878
Series B, 3.65%, 3/1/2028	80,000	78,107
Series 05-B, 5.55%, 1/15/2036	80,000	89,877
Toledo Edison Co. (The) 6.15%, 5/15/2037	50,000	60,919
Union Electric Co. 2.95%, 6/15/2027	36,000	33,954
Virginia Electric & Power Co.
Series A, 3.80%, 4/1/2028	60,000	59,627
6.35%, 11/30/2037	70,000	87,829
Xcel Energy, Inc. 6.50%, 7/1/2036	7,000	8,973

		3,997,493

Electrical Equipment — 0.1%
ABB Finance USA, Inc. (Switzerland)
2.88%, 5/8/2022	23,000	22,584
3.80%, 4/3/2028	125,000	125,904

		148,488

Electronic Equipment, Instruments & Components — 0.0% (c)
Arrow Electronics, Inc.
4.50%, 3/1/2023	8,000	8,127
3.25%, 9/8/2024	44,000	41,114
3.88%, 1/12/2028	22,000	20,608

		69,849

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC 5.13%, 9/15/2040	40,000	42,846
Halliburton Co.
3.50%, 8/1/2023	54,000	53,749
4.85%, 11/15/2035	30,000	31,003
6.70%, 9/15/2038	60,000	72,210
Schlumberger Holdings Corp. 3.63%, 12/21/2022 (b)	60,000	59,987

		259,795

Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.
5.90%, 11/1/2021	30,000	32,084
3.50%, 1/31/2023	87,000	85,553
5.00%, 2/15/2024	71,000	73,602
3.38%, 10/15/2026	44,000	40,711
American Tower Trust #1 3.07%, 3/15/2023 (b)	80,000	78,477
AvalonBay Communities, Inc.
2.85%, 3/15/2023	50,000	48,369
3.50%, 11/15/2024	50,000	49,227
3.90%, 10/15/2046	32,000	29,692
Boston Properties LP
3.13%, 9/1/2023	30,000	29,166
3.20%, 1/15/2025	61,000	58,049
3.65%, 2/1/2026	67,000	64,600
Brixmor Operating Partnership LP
3.65%, 6/15/2024	50,000	48,283
3.85%, 2/1/2025	50,000	48,211
Crown Castle International Corp.
4.88%, 4/15/2022	30,000	30,919
5.25%, 1/15/2023	60,000	62,851
4.00%, 3/1/2027	24,000	23,096
DDR Corp. 3.63%, 2/1/2025	61,000	57,867
Digital Realty Trust LP 3.70%, 8/15/2027	31,000	29,449
Duke Realty LP 3.25%, 6/30/2026	18,000	16,877
EPR Properties
4.50%, 6/1/2027	54,000	51,556
4.95%, 4/15/2028	40,000	39,119
Equity Commonwealth 5.88%, 9/15/2020	165,000	170,390
ERP Operating LP
3.00%, 4/15/2023	50,000	48,777
2.85%, 11/1/2026	46,000	42,676
3.50%, 3/1/2028	61,000	58,863
Essex Portfolio LP 4.50%, 3/15/2048	18,000	17,403

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (b)	79,000	73,918
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (b)	43,000	40,545
Government Properties Income Trust
3.75%, 8/15/2019	320,000	320,394
4.00%, 7/15/2022	78,000	77,056
HCP, Inc. 3.88%, 8/15/2024	115,000	112,420
Liberty Property LP 3.25%, 10/1/2026	19,000	17,687
National Retail Properties, Inc. 3.60%, 12/15/2026	58,000	54,885
Realty Income Corp.
3.88%, 7/15/2024	20,000	19,804
3.88%, 4/15/2025	60,000	59,146
4.65%, 3/15/2047	38,000	38,266
Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (b)	170,000	163,889
Select Income 3.60%, 2/1/2020	130,000	129,304
Senior Housing Properties Trust
3.25%, 5/1/2019	60,000	59,958
4.75%, 2/15/2028	80,000	77,260
Simon Property Group LP
4.38%, 3/1/2021	70,000	72,083
2.50%, 7/15/2021	119,000	116,161
UDR, Inc. 2.95%, 9/1/2026	28,000	25,663
Ventas Realty LP
3.75%, 5/1/2024	74,000	72,779
3.50%, 2/1/2025	9,000	8,616
4.13%, 1/15/2026	34,000	33,442
3.85%, 4/1/2027	49,000	47,004
VEREIT Operating Partnership LP 4.60%, 2/6/2024	170,000	170,002
Vornado Realty LP 3.50%, 1/15/2025	60,000	57,424
Welltower, Inc.
4.50%, 1/15/2024	37,000	37,610
4.00%, 6/1/2025	70,000	68,631

		3,289,814

Food & Staples Retailing — 0.2%
Costco Wholesale Corp. 2.75%, 5/18/2024	21,000	20,329
CVS Pass-Through Trust
7.51%, 1/10/2032 (b)	78,462	91,956
4.70%, 1/10/2036 (b)	173,993	170,722
Kroger Co. (The) 5.40%, 7/15/2040	18,000	18,392
Sysco Corp. 3.55%, 3/15/2025	55,000	53,888
Walgreen Co. 4.40%, 9/15/2042	50,000	44,248

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Food & Staples Retailing — continued
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	47,000	46,141
4.50%, 11/18/2034	23,000	21,721

		467,397

Food Products — 0.2%
Campbell Soup Co. 3.95%, 3/15/2025	90,000	86,762
Cargill, Inc. 3.25%, 3/1/2023 (b)	25,000	24,820
General Mills, Inc.
4.00%, 4/17/2025	60,000	59,169
4.20%, 4/17/2028	40,000	39,144
4.55%, 4/17/2038	15,000	14,304
Kellogg Co. 3.40%, 11/15/2027	38,000	35,506
Kraft Heinz Foods Co.
6.13%, 8/23/2018	122,000	122,622
5.38%, 2/10/2020	31,000	32,059
5.00%, 7/15/2035	100,000	98,453
6.88%, 1/26/2039	61,000	71,561
McCormick & Co., Inc. 3.15%, 8/15/2024	54,000	51,588
Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	27,000	27,498
Tyson Foods, Inc.
3.95%, 8/15/2024	49,000	48,882
4.88%, 8/15/2034	20,000	20,316

		732,684

Gas Utilities — 0.1%
Atmos Energy Corp. 4.13%, 10/15/2044	50,000	50,422
Boston Gas Co. 4.49%, 2/15/2042 (b)	22,000	22,646
Brooklyn Union Gas Co. (The) 4.27%, 3/15/2048 (b)	80,000	79,434
CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	25,000	25,547
Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	49,000	48,373
Southern Natural Gas Co. LLC
8.00%, 3/1/2032	53,000	68,456
4.80%, 3/15/2047 (b)	26,000	27,021
Southwest Gas Corp. 3.80%, 9/29/2046	44,000	41,541

		363,440

Health Care Equipment & Supplies — 0.0% (c)
Abbott Laboratories 3.88%, 9/15/2025	90,000	89,683
Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	27,000	26,799

		116,482

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Health Care Providers & Services — 0.6%
Aetna, Inc. 2.80%, 6/15/2023	30,000	28,600
Anthem, Inc.
2.30%, 7/15/2018	47,000	46,994
3.30%, 1/15/2023	18,000	17,689
3.35%, 12/1/2024	70,000	67,594
4.10%, 3/1/2028	55,000	53,899
4.65%, 1/15/2043	18,000	17,396
4.65%, 8/15/2044	65,000	63,354
Cardinal Health, Inc. 2.40%, 11/15/2019	23,000	22,761
CVS Health Corp.
4.00%, 12/5/2023	116,000	116,441
4.10%, 3/25/2025	354,000	352,060
4.30%, 3/25/2028	95,000	93,672
4.78%, 3/25/2038	140,000	138,384
5.05%, 3/25/2048	78,000	78,780
Express Scripts Holding Co.
3.50%, 6/15/2024	48,000	46,087
4.50%, 2/25/2026	127,000	126,035
Magellan Health, Inc. 4.40%, 9/22/2024	125,000	122,277
Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	83,000	79,840
Providence St Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	36,000	33,588
Quest Diagnostics, Inc. 3.45%, 6/1/2026	17,000	16,162
UnitedHealth Group, Inc.
1.63%, 3/15/2019	36,000	35,737
2.13%, 3/15/2021	175,000	170,525
2.75%, 2/15/2023	42,000	40,645
4.63%, 7/15/2035	34,000	35,737

		1,804,257

Hotels, Restaurants & Leisure — 0.0% (c)
McDonald’s Corp. 4.70%, 12/9/2035	60,000	62,489
Starbucks Corp. 2.70%, 6/15/2022	28,000	27,196

		89,685

Household Durables — 0.0% (c)
Newell Brands, Inc. 5.38%, 4/1/2036	50,000	49,736

Household Products — 0.0% (c)
Procter & Gamble — ESOP Series A, 9.36%, 1/1/2021	32,681	35,081
Procter & Gamble Co. (The) 2.70%, 2/2/2026	80,000	75,940

		111,021

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Independent Power and Renewable Electricity Producers — 0.1%
Exelon Generation Co. LLC
3.40%, 3/15/2022	50,000	49,655
4.25%, 6/15/2022	38,000	38,885
6.25%, 10/1/2039	100,000	106,199
5.75%, 10/1/2041	29,000	29,005
PSEG Power LLC 4.15%, 9/15/2021	37,000	37,711
Southern Power Co. 5.15%, 9/15/2041	50,000	50,784
Tri-State Generation & Transmission Association, Inc. 4.25%, 6/1/2046	25,000	23,574

		335,813

Industrial Conglomerates — 0.1%
General Electric Co.
5.50%, 1/8/2020	88,000	91,201
5.88%, 1/14/2038	100,000	113,468
Honeywell International, Inc. 2.50%, 11/1/2026	150,000	138,607

		343,276

Insurance — 1.2%
AIA Group Ltd. (Hong Kong) 3.90%, 4/6/2028 (b)	210,000	209,376
Allstate Corp. (The) 3.15%, 6/15/2023	31,000	30,681
American International Group, Inc.
4.13%, 2/15/2024	59,000	59,249
3.75%, 7/10/2025	24,000	23,164
3.88%, 1/15/2035	50,000	44,397
4.70%, 7/10/2035	90,000	87,397
Aon Corp. 6.25%, 9/30/2040	18,000	21,576
Assurant, Inc. 4.20%, 9/27/2023	85,000	84,916
Athene Global Funding
2.75%, 4/20/2020 (b)	106,000	104,710
4.00%, 1/25/2022 (b)	44,000	44,304
Athene Holding Ltd. 4.13%, 1/12/2028	90,000	82,962
Berkshire Hathaway Finance Corp.
5.75%, 1/15/2040	100,000	119,300
4.30%, 5/15/2043	62,000	62,407
Brighthouse Financial, Inc. 3.70%, 6/22/2027	150,000	133,492
Chubb INA Holdings, Inc.
2.88%, 11/3/2022	42,000	41,254
2.70%, 3/13/2023	120,000	116,119
CNA Financial Corp. 3.95%, 5/15/2024	44,000	43,975
Dai-ichi Life Insurance Co. Ltd. (The) (Japan) (ICE LIBOR USD 3 Month + 3.66%), 4.00%, 7/24/2026 (b) (d) (g) (h)	200,000	186,500

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued
Great-West Lifeco Finance Delaware LP (Canada) 4.15%, 6/3/2047 (b)	75,000	70,386
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (b)	21,000	20,451
Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	70,000	66,079
Jackson National Life Global Funding
1.88%, 10/15/2018 (b)	97,000	96,834
3.05%, 4/29/2026 (b)	104,000	98,447
Liberty Mutual Group, Inc.
4.95%, 5/1/2022 (b)	27,000	28,049
6.50%, 3/15/2035 (b)	50,000	59,734
Lincoln National Corp.
4.20%, 3/15/2022	20,000	20,491
4.00%, 9/1/2023	50,000	50,392
3.80%, 3/1/2028	80,000	76,412
Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (d)	100,000	94,788
Markel Corp. 3.63%, 3/30/2023	40,000	39,305
Marsh & McLennan Cos., Inc.
2.75%, 1/30/2022	24,000	23,455
3.30%, 3/14/2023	25,000	24,703
Massachusetts Mutual Life Insurance Co. 8.88%, 6/1/2039 (b)	19,000	29,724
MetLife, Inc.
3.60%, 11/13/2025	87,000	85,759
4.13%, 8/13/2042	28,000	26,427
Metropolitan Life Global Funding I 2.30%, 4/10/2019 (b)	175,000	174,418
Nationwide Mutual Insurance Co. 9.38%, 8/15/2039 (b)	100,000	156,489
New York Life Global Funding
2.00%, 4/13/2021 (b)	29,000	28,015
2.35%, 7/14/2026 (b)	65,000	59,093
OneBeacon US Holdings, Inc. 4.60%, 11/9/2022	100,000	100,854
Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (b) (d)	50,000	45,397
Principal Financial Group, Inc. 3.13%, 5/15/2023	30,000	29,303
Principal Life Global Funding II 2.15%, 1/10/2020 (b)	100,000	98,637
Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.37%, 3/15/2023 (d) (g) (h)	50,000	49,750

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Insurance — continued
Protective Life Global Funding 2.00%, 9/14/2021 (b)	180,000	172,303
Prudential Financial, Inc. 3.91%, 12/7/2047	61,000	54,824
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (b)	150,000	186,908
Reliance Standard Life Global Funding II 2.50%, 1/15/2020 (b)	100,000	98,948
Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (b)	50,000	47,777

		3,709,931

Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc.
2.80%, 8/22/2024	66,000	62,925
4.80%, 12/5/2034	65,000	71,222
3.88%, 8/22/2037	80,000	78,035
4.25%, 8/22/2057	100,000	98,507
Booking Holdings, Inc. 3.55%, 3/15/2028	100,000	95,144

		405,833

Internet Software & Services — 0.0% (c)
eBay, Inc. 2.60%, 7/15/2022	50,000	47,730

IT Services — 0.2%
DXC Technology Co.
4.25%, 4/15/2024	34,000	33,949
7.45%, 10/15/2029	50,000	60,605
IBM Credit LLC 3.00%, 2/6/2023	110,000	107,533
International Business Machines Corp.
2.25%, 2/19/2021	174,000	170,239
6.22%, 8/1/2027	50,000	59,357
Western Union Co. (The)
3.60%, 3/15/2022	100,000	99,287
6.20%, 6/21/2040	30,000	30,456

		561,426

Leisure Products — 0.0% (c)
Hasbro, Inc. 3.50%, 9/15/2027	47,000	43,461

Life Sciences Tools & Services — 0.0% (c)
Thermo Fisher Scientific, Inc. 2.95%, 9/19/2026	30,000	27,705

Machinery — 0.1%
Illinois Tool Works, Inc. 4.88%, 9/15/2041	80,000	89,698
Nvent Finance SARL (United Kingdom) 4.55%, 4/15/2028 (b)	75,000	73,559

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Machinery — continued
Parker-Hannifin Corp.
4.45%, 11/21/2044	30,000	31,282
4.10%, 3/1/2047	21,000	20,655

		215,194

Media — 0.8%
21st Century Fox America, Inc.
7.30%, 4/30/2028	150,000	181,309
6.65%, 11/15/2037	50,000	62,026
CBS Corp.
3.70%, 8/15/2024	99,000	96,255
4.00%, 1/15/2026	42,000	40,719
Charter Communications Operating LLC
4.91%, 7/23/2025	194,000	195,861
5.38%, 4/1/2038	38,000	35,875
Comcast Cable Holdings LLC 10.13%, 4/15/2022	75,000	92,145
Comcast Corp.
3.55%, 5/1/2028	66,000	63,006
4.25%, 1/15/2033	167,000	162,996
4.20%, 8/15/2034	89,000	84,938
6.50%, 11/15/2035	35,000	41,589
3.90%, 3/1/2038	32,000	29,132
4.00%, 11/1/2049	52,000	45,925
Cox Communications, Inc.
3.35%, 9/15/2026 (b)	67,000	61,923
4.60%, 8/15/2047 (b)	39,000	35,611
Discovery Communications LLC
4.38%, 6/15/2021	78,000	79,723
3.95%, 3/20/2028	42,000	39,759
6.35%, 6/1/2040	90,000	98,633
NBCUniversal Media LLC 5.95%, 4/1/2041	75,000	84,412
Time Warner Cable LLC
6.75%, 7/1/2018	50,000	50,000
6.55%, 5/1/2037	50,000	53,013
7.30%, 7/1/2038	50,000	56,643
5.50%, 9/1/2041	100,000	92,976
Time Warner Entertainment Co. LP 8.38%, 7/15/2033	175,000	215,961
Viacom, Inc.
3.88%, 4/1/2024	36,000	34,816
6.88%, 4/30/2036	70,000	75,595
Walt Disney Co. (The)
1.85%, 7/30/2026	31,000	27,039
2.95%, 6/15/2027	50,000	47,361
3.00%, 7/30/2046	14,000	10,995

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Media — continued
Warner Media LLC
4.75%, 3/29/2021	35,000	36,107
3.55%, 6/1/2024	155,000	149,397
3.60%, 7/15/2025	45,000	42,774

		2,424,514

Metals & Mining — 0.2%
Anglo American Capital plc (South Africa) 4.00%, 9/11/2027 (b)	200,000	186,134
Nucor Corp.
4.00%, 8/1/2023	213,000	216,606
6.40%, 12/1/2037	30,000	37,716
Vale Canada Ltd. (Brazil) 7.20%, 9/15/2032	80,000	86,800
Vale Overseas Ltd. (Brazil)
6.25%, 8/10/2026	15,000	16,276
6.88%, 11/21/2036	140,000	157,178

		700,710

Multiline Retail — 0.0% (c)
Dollar General Corp. 4.13%, 5/1/2028	55,000	53,906
Macy’s Retail Holdings, Inc. 6.90%, 4/1/2029	30,000	32,206

		86,112

Multi-Utilities — 0.4%
CMS Energy Corp.
3.88%, 3/1/2024	110,000	110,281
2.95%, 2/15/2027	47,000	42,986
Consolidated Edison Co. of New York, Inc.
5.70%, 6/15/2040	38,000	45,244
4.50%, 5/15/2058	54,000	53,621
Consumers Energy Co. 3.25%, 8/15/2046	19,000	16,604
Delmarva Power & Light Co. 4.15%, 5/15/2045	50,000	49,694
Dominion Energy, Inc. Series B, 2.75%, 1/15/2022	60,000	58,188
New York State Electric & Gas Corp. 3.25%, 12/1/2026 (b)	50,000	47,975
NiSource, Inc. 6.25%, 12/15/2040	130,000	153,981
San Diego Gas & Electric Co. 5.35%, 5/15/2035	70,000	80,641
Sempra Energy
4.05%, 12/1/2023	62,000	62,762
3.55%, 6/15/2024	47,000	46,011
Southern Co. Gas Capital Corp.
3.50%, 9/15/2021	37,000	37,003
2.45%, 10/1/2023	19,000	17,859

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Multi-Utilities — continued
3.25%, 6/15/2026	17,000	16,129
5.88%, 3/15/2041	96,000	111,466
4.40%, 6/1/2043	42,000	41,120
3.95%, 10/1/2046	21,000	19,295
WEC Energy Group, Inc. 3.55%, 6/15/2025	43,000	42,212

		1,053,072

Oil, Gas & Consumable Fuels — 2.1%
Andeavor Logistics LP 4.25%, 12/1/2027	45,000	43,293
Apache Corp.
6.90%, 9/15/2018	50,000	50,356
6.00%, 1/15/2037	50,000	54,483
APT Pipelines Ltd. (Australia)
4.20%, 3/23/2025 (b)	50,000	49,610
4.25%, 7/15/2027 (b)	73,000	71,528
BP Capital Markets plc (United Kingdom)
3.81%, 2/10/2024	150,000	151,473
3.22%, 4/14/2024	221,000	216,757
3.51%, 3/17/2025	15,000	14,869
3.02%, 1/16/2027	35,000	33,088
3.28%, 9/19/2027	140,000	134,545
Buckeye Partners LP
4.88%, 2/1/2021	15,000	15,322
3.95%, 12/1/2026	23,000	20,861
5.85%, 11/15/2043	100,000	96,313
Canadian Natural Resources Ltd. (Canada)
3.90%, 2/1/2025	65,000	64,055
5.85%, 2/1/2035	50,000	55,540
Cenovus Energy, Inc. (Canada) 6.75%, 11/15/2039	158,000	173,404
Chevron Corp.
2.41%, 3/3/2022	150,000	146,307
2.36%, 12/5/2022	20,000	19,115
2.57%, 5/16/2023	200,000	193,471
CNOOC Nexen Finance 2014 ULC (China) 4.25%, 4/30/2024	200,000	201,951
Ecopetrol SA (Colombia)
5.88%, 9/18/2023	28,000	29,649
4.13%, 1/16/2025	33,000	31,885
5.38%, 6/26/2026	39,000	40,026
Enable Midstream Partners LP 4.95%, 5/15/2028	40,000	38,914
Enbridge, Inc. (Canada)
3.70%, 7/15/2027	27,000	25,576
4.50%, 6/10/2044	75,000	68,686

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (d)	60,000	56,403
Encana Corp. (Canada) 7.20%, 11/1/2031	80,000	96,474
Energy Transfer Partners LP
5.00%, 10/1/2022	141,000	145,954
3.60%, 2/1/2023	9,000	8,793
4.90%, 2/1/2024	68,000	68,989
4.05%, 3/15/2025	45,000	43,430
4.75%, 1/15/2026	32,000	31,697
6.05%, 6/1/2041	100,000	99,742
6.50%, 2/1/2042	17,000	17,490
Eni USA, Inc. (United Kingdom) 7.30%, 11/15/2027	50,000	60,233
Enterprise Products Operating LLC
3.90%, 2/15/2024	25,000	25,024
3.75%, 2/15/2025	25,000	24,749
3.70%, 2/15/2026	38,000	37,119
Series D, 6.88%, 3/1/2033	86,000	105,653
7.55%, 4/15/2038	170,000	222,306
5.10%, 2/15/2045	16,000	16,460
4.95%, 10/15/2054	6,000	5,860
EOG Resources, Inc. 2.63%, 3/15/2023	15,000	14,395
EQT Corp. 3.90%, 10/1/2027	60,000	55,990
Equinor ASA (Norway)
2.65%, 1/15/2024	143,000	137,072
3.25%, 11/10/2024	23,000	22,638
Kerr-McGee Corp. 7.88%, 9/15/2031	90,000	114,082
Kinder Morgan, Inc. 4.30%, 3/1/2028	140,000	135,634
Magellan Midstream Partners LP
3.20%, 3/15/2025	14,000	13,487
6.40%, 5/1/2037	70,000	83,699
4.20%, 12/1/2042	27,000	24,237
Marathon Petroleum Corp. 3.63%, 9/15/2024	29,000	28,311
MPLX LP
4.88%, 12/1/2024	140,000	144,276
4.00%, 3/15/2028	52,000	49,459
Noble Energy, Inc. 6.00%, 3/1/2041	114,000	125,303
Occidental Petroleum Corp. 3.00%, 2/15/2027	55,000	51,930
ONEOK Partners LP
3.20%, 9/15/2018	25,000	25,015
8.63%, 3/1/2019	40,000	41,401
3.38%, 10/1/2022	8,000	7,882
5.00%, 9/15/2023	17,000	17,656

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued
4.90%, 3/15/2025	100,000	103,223
6.65%, 10/1/2036	15,000	17,468
Petro-Canada (Canada) 6.80%, 5/15/2038	105,000	133,743
Petroleos Mexicanos (Mexico)
4.63%, 9/21/2023	100,000	98,100
4.88%, 1/18/2024	20,000	19,643
6.88%, 8/4/2026	26,000	27,326
6.50%, 3/13/2027	111,000	113,822
5.35%, 2/12/2028 (b)	42,000	39,507
6.63%, 6/15/2035	150,000	147,000
6.38%, 1/23/2045	42,000	38,682
6.75%, 9/21/2047	110,000	103,565
6.35%, 2/12/2048 (b)	10,000	9,025
Phillips 66 3.90%, 3/15/2028	70,000	68,291
Phillips 66 Partners LP 4.90%, 10/1/2046	37,000	35,438
Plains All American Pipeline LP
3.60%, 11/1/2024	50,000	47,332
4.65%, 10/15/2025	30,000	29,887
4.30%, 1/31/2043	30,000	24,764
Sinopec Capital Ltd. (China) 3.13%, 4/24/2023 (b)	200,000	193,461
Spectra Energy Partners LP
2.95%, 9/25/2018	34,000	34,008
3.50%, 3/15/2025	19,000	18,115
5.95%, 9/25/2043	25,000	27,455
4.50%, 3/15/2045	7,000	6,480
Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	60,000	69,727
Sunoco Logistics Partners Operations LP
4.25%, 4/1/2024	13,000	12,862
3.90%, 7/15/2026	24,000	22,445
6.10%, 2/15/2042	60,000	60,168
5.35%, 5/15/2045	53,000	48,136
TC PipeLines LP 3.90%, 5/25/2027	26,000	24,437
Texas Eastern Transmission LP 3.50%, 1/15/2028 (b)	15,000	14,118
Total Capital International SA (France)
2.75%, 6/19/2021	50,000	49,622
3.70%, 1/15/2024	25,000	25,197
TransCanada PipeLines Ltd. (Canada)
6.50%, 8/15/2018	50,000	50,236
7.13%, 1/15/2019	50,000	51,157
6.20%, 10/15/2037	70,000	79,979
4.75%, 5/15/2038	80,000	79,917
Valero Energy Corp. 7.50%, 4/15/2032	20,000	25,570

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Western Gas Partners LP
3.95%, 6/1/2025	50,000	47,139
4.50%, 3/1/2028	16,000	15,392
5.45%, 4/1/2044	26,000	24,498
5.30%, 3/1/2048	34,000	31,220
Williams Partners LP
3.90%, 1/15/2025	25,000	24,381
4.85%, 3/1/2048	53,000	50,454

		6,342,910

Pharmaceuticals — 0.3%
Allergan Funding SCS
3.45%, 3/15/2022	52,000	51,154
3.85%, 6/15/2024	42,000	41,227
Allergan, Inc.
3.38%, 9/15/2020	43,000	43,066
2.80%, 3/15/2023	100,000	94,388
Johnson & Johnson
2.63%, 1/15/2025	121,000	115,846
4.38%, 12/5/2033	19,000	20,393
3.40%, 1/15/2038	123,000	116,088
Merck & Co., Inc.
2.80%, 5/18/2023	63,000	61,626
3.70%, 2/10/2045	10,000	9,499
Mylan NV
3.95%, 6/15/2026	35,000	33,456
5.25%, 6/15/2046	3,000	2,920
Mylan, Inc.
3.13%, 1/15/2023 (b)	25,000	24,000
5.40%, 11/29/2043	21,000	20,752
Pfizer, Inc. 3.00%, 12/15/2026	150,000	144,040
Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	83,000	78,046
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.80%, 7/21/2023	166,000	143,119

		999,620

Real Estate Management & Development — 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.13%, 3/20/2022 (b)	200,000	197,306

Road & Rail — 0.5%
Burlington Northern Santa Fe LLC
3.00%, 3/15/2023	50,000	49,057
5.75%, 5/1/2040	85,000	100,647
5.40%, 6/1/2041	126,000	144,339

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Road & Rail — continued
4.38%, 9/1/2042	25,000	25,197
5.15%, 9/1/2043	77,000	85,278
4.70%, 9/1/2045	35,000	37,043
Canadian Pacific Railway Co. (Canada)
4.50%, 1/15/2022	35,000	36,161
6.13%, 9/15/2115	88,000	105,617
CSX Corp.
4.25%, 6/1/2021	33,000	33,858
5.50%, 4/15/2041	50,000	55,408
ERAC USA Finance LLC
4.50%, 8/16/2021 (b)	45,000	46,115
2.60%, 12/1/2021 (b)	50,000	48,496
7.00%, 10/15/2037 (b)	160,000	199,605
5.63%, 3/15/2042 (b)	12,000	13,000
JB Hunt Transport Services, Inc. 3.85%, 3/15/2024	70,000	69,760
Norfolk Southern Corp.
3.95%, 10/1/2042	70,000	65,054
4.05%, 8/15/2052	40,000	36,446
Penske Truck Leasing Co. LP
2.88%, 7/17/2018 (b)	27,000	27,003
3.95%, 3/10/2025 (b)	25,000	24,704
3.40%, 11/15/2026 (b)	25,000	23,304
4.20%, 4/1/2027 (b)	75,000	73,887
Ryder System, Inc. 2.25%, 9/1/2021	100,000	96,569
Union Pacific Corp. 4.10%, 9/15/2067	70,000	61,354

		1,457,902

Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 4.50%, 12/5/2036	64,000	63,740
Broadcom Corp.
3.63%, 1/15/2024	120,000	116,117
3.88%, 1/15/2027	100,000	94,551
Intel Corp.
3.70%, 7/29/2025	49,000	49,305
4.00%, 12/15/2032	60,000	61,552
4.10%, 5/19/2046	38,000	38,154
3.73%, 12/8/2047	26,000	24,474
QUALCOMM, Inc.
2.60%, 1/30/2023	10,000	9,555
3.25%, 5/20/2027	75,000	70,092

		527,540

Software — 0.5%
Microsoft Corp.
2.38%, 2/12/2022	30,000	29,325
2.65%, 11/3/2022	160,000	157,310

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Software — continued
2.38%, 5/1/2023	53,000	51,190
2.00%, 8/8/2023	125,000	118,066
2.88%, 2/6/2024	90,000	88,076
3.50%, 2/12/2035	68,000	65,849
3.45%, 8/8/2036	125,000	119,590
4.00%, 2/12/2055	19,000	18,941
3.95%, 8/8/2056	48,000	47,335
4.50%, 2/6/2057	119,000	129,052
Oracle Corp.
2.50%, 5/15/2022	52,000	50,619
2.40%, 9/15/2023	101,000	95,239
4.30%, 7/8/2034	200,000	203,754
3.90%, 5/15/2035	200,000	193,783
VMware, Inc. 2.95%, 8/21/2022	101,000	96,893

		1,465,022

Specialty Retail — 0.1%
Home Depot, Inc. (The)
2.13%, 9/15/2026	58,000	51,712
4.20%, 4/1/2043	34,000	34,085
Lowe’s Cos., Inc. 3.38%, 9/15/2025	72,000	70,480
O’Reilly Automotive, Inc.
3.55%, 3/15/2026	80,000	76,077
3.60%, 9/1/2027	49,000	46,279

		278,633

Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.
2.85%, 5/6/2021	126,000	125,688
2.15%, 2/9/2022	181,000	175,335
3.00%, 2/9/2024	197,000	192,872
2.85%, 5/11/2024	62,000	60,002
2.75%, 1/13/2025	150,000	143,537
3.20%, 5/13/2025	32,000	31,268
2.45%, 8/4/2026	74,000	67,896
3.20%, 5/11/2027	57,000	54,982
3.00%, 6/20/2027	56,000	53,207
4.50%, 2/23/2036	43,000	46,115
3.45%, 2/9/2045	31,000	27,682
3.85%, 8/4/2046	117,000	110,259
3.75%, 9/12/2047	140,000	131,093
Dell International LLC 6.02%, 6/15/2026 (b)	135,000	141,922
Dell, Inc. 7.10%, 4/15/2028	25,000	26,812

		1,388,670

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Thrifts & Mortgage Finance — 0.1%
BPCE SA (France) 4.63%, 7/11/2024 (b)	200,000	197,402

Tobacco — 0.0% (c)
BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037 (b)	75,000	70,315

Trading Companies & Distributors — 0.2%
Air Lease Corp. 3.25%, 3/1/2025	48,000	44,414
Aviation Capital Group LLC 2.88%, 1/20/2022 (b)	100,000	96,698
International Lease Finance Corp.
8.63%, 1/15/2022	70,000	80,289
5.88%, 8/15/2022	150,000	159,031
WW Grainger, Inc. 4.60%, 6/15/2045	77,000	79,224

		459,656

Water Utilities — 0.0% (c)
American Water Capital Corp.
3.40%, 3/1/2025	34,000	33,527
4.00%, 12/1/2046	52,000	50,573

		84,100

Wireless Telecommunication Services — 0.2%
Crown Castle Towers LLC 3.22%, 5/15/2022 (b)	42,000	41,208
Rogers Communications, Inc. (Canada) 8.75%, 5/1/2032	25,000	33,920
Sprint Spectrum Co. LLC 3.36%, 9/20/2021 (b)	162,500	160,672
Vodafone Group plc (United Kingdom)
4.13%, 5/30/2025	64,000	63,667
5.00%, 5/30/2038	114,000	112,559
5.25%, 5/30/2048	64,000	63,851

		475,877

Total Corporate Bonds (Cost $69,522,967)		67,865,260

Mortgage-Backed Securities — 14.0%
FHLMC
Pool # 611141, ARM, 3.61%, 1/1/2027 (i)	31,677	32,788
Pool # 846812, ARM, 3.63%, 4/1/2030 (i)	6,317	6,600
Pool # 1B1665, ARM, 3.95%, 4/1/2034 (i)	29,584	31,003
Pool # 1B2844, ARM, 3.59%, 3/1/2035 (i)	33,257	34,419
Pool # 1B3209, ARM, 3.54%, 1/1/2037 (i)	20,968	21,920

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
FHLMC Gold Pools, 15 Year, Single Family
Pool # E97838, 4.50%, 8/1/2018	55	56
Pool # G11695, 6.50%, 2/1/2019	73	73
FHLMC Gold Pools, 30 Year, Single Family
Pool # D70244, 6.00%, 4/1/2026	54,172	59,174
Pool # G00981, 8.50%, 7/1/2028	2,213	2,492
Pool # C22459, 6.50%, 2/1/2029	7,300	8,130
Pool # C00785, 6.50%, 6/1/2029	13,619	15,168
Pool # C01292, 6.00%, 2/1/2032	7,674	8,462
Pool # C66034, 6.50%, 4/1/2032	33,952	37,812
Pool # A13625, 5.50%, 10/1/2033	43,414	48,054
Pool # A28796, 6.50%, 11/1/2034	14,748	16,824
Pool # A29796, 6.00%, 2/1/2035	2,726	2,979
Pool # A46417, 7.00%, 4/1/2035	45,719	51,666
Pool # A84629, 6.00%, 2/1/2039	21,313	23,381
Pool # Q48338, 4.50%, 5/1/2047	286,934	299,082
FHLMC Gold Pools, Other
Pool # P20570, 7.00%, 7/1/2029	36,686	39,505
Pool # U80265, 3.50%, 4/1/2033	609,832	615,591
Pool # U90690, 3.50%, 6/1/2042	560,326	560,275
Pool # U90975, 4.00%, 6/1/2042	279,929	287,778
Pool # U99134, 4.00%, 1/1/2046	298,020	306,446
FHLMC, 30 Year, Single Family
Pool # 546257, 10.00%, 1/1/2020	1,110	1,119
Pool # 555286, 10.00%, 9/1/2020	1	1
FNMA
Pool # 116612, ARM, 3.44%, 3/1/2019 (i)	19	19
Pool # 303532, ARM, 4.00%, 3/1/2029 (i)	920	949
Pool # 745446, ARM, 3.78%, 4/1/2033 (i)	36,101	38,134
Pool # 722985, ARM, 3.19%, 7/1/2033 (i)	27,162	28,513
Pool # 766610, ARM, 3.43%, 1/1/2034 (i)	43,572	45,640
Pool # 735332, ARM, 3.71%, 8/1/2034 (i)	51,803	54,628
Pool # 810896, ARM, 3.61%, 1/1/2035 (i)	124,846	129,021
FNMA, 15 Year, Single Family
Pool # 778757, 3.50%, 5/1/2019	2,977	3,014
Pool # 788380, 6.00%, 7/1/2019	2,974	2,980
Pool # 735911, 6.50%, 8/1/2020	3,518	3,562
Pool # 840495, 5.50%, 4/1/2022	7,946	7,970
Pool # 899316, 5.50%, 4/1/2022	530	542
Pool # 928637, 6.00%, 9/1/2022	3,844	3,956

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # 949415, 4.50%, 3/1/2023	10,239	10,341
Pool # 962871, 4.50%, 5/1/2023	13,830	14,282
FNMA, 20 Year, Single Family
Pool # 252348, 6.50%, 3/1/2019	1,054	1,162
Pool # 254305, 6.50%, 5/1/2022	7,133	7,862
Pool # 555791, 6.50%, 12/1/2022	6,689	7,373
Pool # 762498, 5.00%, 11/1/2023	105,543	111,888
Pool # 255609, 4.50%, 1/1/2025	14,515	15,124
FNMA, 30 Year, FHA/VA
Pool # 506427, 9.00%, 4/1/2025	20,388	21,895
Pool # 449336, 8.50%, 10/1/2026	8,636	8,686
Pool # 535442, 8.50%, 6/1/2030	3,198	3,458
FNMA, 30 Year, Single Family
Pool # 250375, 6.50%, 9/1/2025	1,853	2,042
Pool # 338417, 6.50%, 5/1/2026	1,013	1,116
Pool # 689977, 8.00%, 3/1/2027	13,037	14,113
Pool # 755973, 8.00%, 11/1/2028	35,735	40,336
Pool # 252211, 6.00%, 1/1/2029	2,199	2,421
Pool # 524949, 7.50%, 3/1/2030	8,403	8,615
Pool # 622534, 3.00%, 9/1/2031	141,844	137,549
Pool # 788150, 6.00%, 3/1/2032	30,645	33,527
Pool # 545639, 6.50%, 4/1/2032	51,372	56,970
Pool # 649624, 7.00%, 8/1/2032	666	675
Pool # 674349, 6.00%, 3/1/2033	7,466	8,159
Pool # 735740, ARM, 3.67%, 10/1/2034 (i)	43,537	45,881
Pool # 823660, ARM, 4.14%, 5/1/2035 (i)	37,836	39,441
Pool # 833039, 5.00%, 9/1/2035	35,664	38,171
Pool # 745932, 6.50%, 11/1/2036	68,014	75,580
Pool # 944831, 5.50%, 2/1/2038	5,484	5,905
Pool # 961799, 5.50%, 3/1/2038	3,658	3,942
Pool # 976582, 4.50%, 4/1/2038	2,629	2,739
Pool # 985558, 5.50%, 6/1/2038	2,023	2,182
Pool # AL3438, 6.50%, 10/1/2038	785,737	866,038
Pool # 935241, 4.50%, 5/1/2039	8,839	9,292
Pool # MA2535, 4.50%, 2/1/2046 (j)	724,187	754,595
Pool # BH4683, 4.00%, 6/1/2047	485,282	497,943
Pool # BH4684, 4.00%, 6/1/2047	491,178	503,278
Pool # BH4685, 4.00%, 6/1/2047	488,223	499,399
FNMA, Other
Pool # AM3498, 2.01%, 6/1/2020	1,000,000	982,517
Pool # AM0806, 2.45%, 11/1/2022	500,000	488,098
Pool # AM1619, 2.34%, 12/1/2022	271,856	263,707
Pool # AM0939, 2.40%, 12/1/2022	495,592	482,322
Pool # AM2366, 2.40%, 2/1/2023	496,973	484,859

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
Pool # AM2747, 2.50%, 4/1/2023	500,000	487,304
Pool # AM3244, 2.52%, 5/1/2023	1,000,000	975,078
Pool # AM3851, 3.02%, 7/1/2023	1,000,000	995,920
Pool # AM4070, 3.98%, 8/1/2025	2,000,000	2,074,774
Pool # AN0029, 3.10%, 9/1/2025	1,000,000	992,153
Pool # AM4660, 3.77%, 12/1/2025	300,000	307,533
Pool # AN0890, 2.63%, 3/1/2026	497,897	477,720
Pool # AM6381, 3.29%, 8/1/2026	1,000,000	994,390
Pool # AM6392, 3.29%, 8/1/2026	925,000	919,898
Pool # AM7321, 3.12%, 11/1/2026	990,597	966,555
Pool # AM7515, 3.34%, 2/1/2027	1,000,000	996,660
Pool # AN1600, 2.59%, 6/1/2028	900,000	838,979
Pool # AN9686, 3.52%, 6/1/2028	500,000	500,940
Pool # AN2466, 2.57%, 8/1/2028	500,000	463,909
Pool # 405220, 6.00%, 9/1/2028	18,396	20,099
Pool # AN4559, 3.28%, 2/1/2029	1,500,000	1,473,423
Pool # AN4975, 3.21%, 3/1/2029	2,500,000	2,428,730
Pool # AN5672, 3.20%, 6/1/2029	1,500,000	1,462,645
Pool # AN6099, 3.04%, 7/1/2029	900,000	860,098
Pool # AN5998, 3.06%, 7/1/2029	2,955,522	2,851,069
Pool # AN5971, 2.99%, 8/1/2029	1,400,000	1,331,151
Pool # AN6846, 2.93%, 10/1/2029	1,100,000	1,036,453
Pool # AM6811, 3.69%, 10/1/2029	658,584	671,715
Pool # AM8692, 3.03%, 4/1/2030	650,000	618,953
Pool # AM8544, 3.08%, 4/1/2030	498,607	479,746
Pool # 754922, 5.50%, 9/1/2033	56,150	60,869
Pool # 847108, 6.50%, 10/1/2035	79,260	81,964
Pool # 257172, 5.50%, 4/1/2038	7,592	7,846
Pool # AO9352, 4.00%, 7/1/2042	283,324	290,708
Pool # MA1125, 4.00%, 7/1/2042	505,754	518,852
Pool # MA1178, 4.00%, 9/1/2042	242,038	248,383
Pool # MA1437, 3.50%, 5/1/2043	650,004	649,501
Pool # AL6167, 3.50%, 1/1/2044	699,535	698,994
Pool # MA2545, 3.50%, 2/1/2046	1,240,134	1,239,180
Pool # MA2793, 3.50%, 10/1/2046	312,264	312,023
GNMA I, 30 Year, Single Family
Pool # 326977, 7.50%, 5/15/2023	3,061	3,200
Pool # 359588, 7.50%, 6/15/2023	578	579
Pool # 782507, 9.50%, 10/15/2024	10,576	11,082
Pool # 780029, 9.00%, 11/15/2024	802	837
Pool # 405535, 7.00%, 12/15/2025	1,329	1,405
Pool # 412336, 8.00%, 10/15/2027	2,713	2,968
Pool # 451507, 8.00%, 10/15/2027	2,525	2,568
Pool # 412369, 7.00%, 11/15/2027	2,823	3,076
Pool # 467705, 6.50%, 3/15/2028	1,890	2,084
Pool # 472679, 7.00%, 6/15/2028	5,303	5,732

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # 486537, 7.50%, 9/15/2028	3,423	3,688
Pool # 781614, 7.00%, 6/15/2033	6,232	7,209
Pool # 617653, 6.00%, 5/15/2037	78,472	85,775
Pool # 678574, 5.50%, 6/15/2038	747,765	842,345
Pool # 681554, 5.50%, 7/15/2038	706,831	789,903
Pool # 678169, 5.50%, 9/15/2038	391,947	438,098
Pool # 681568, 5.50%, 9/15/2038	797,373	890,932
Pool # 694458, 6.00%, 10/15/2038	10,607	11,594
Pool # 782510, 6.50%, 12/15/2038	31,325	34,956
GNMA II
Pool # 81008, ARM, 3.25%, 7/20/2034 (i)	57,971	59,797
Pool # 81074, ARM, 3.25%, 9/20/2034 (i)	116,307	119,945
GNMA II, 30 Year, Single Family
Pool # 2006, 8.50%, 5/20/2025	1,179	1,266
Pool # 2324, 8.00%, 11/20/2026	25,144	28,406
Pool # 2341, 7.50%, 12/20/2026	1,331	1,484
Pool # 2362, 8.00%, 1/20/2027	3,415	3,775
GNMA II, Other Pool # AD0018, 3.75%, 12/20/2032	140,636	141,990

Total Mortgage-Backed Securities (Cost $43,589,727)		42,212,118

Asset-Backed Securities — 10.9%
Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025 (b)	118,592	118,865
Series 2015-1, Class A, 3.60%, 3/15/2027 (b)	88,787	85,919
Series 2017-1, Class AA, 3.30%, 1/15/2030 (b)	260,000	249,908
Series 2017-1, Class A, 3.55%, 1/15/2030 (b)	85,000	81,460
American Airlines Pass-Through Trust
Series 2011-1, Class A, 5.25%, 1/31/2021	15,050	15,552
Series 2013-1, Class A, 4.00%, 7/15/2025	77,523	77,315
Series 2017-2, Class B, 3.70%, 10/15/2025	113,000	109,056
Series 2014-1, Class A, 3.70%, 10/1/2026	40,200	39,246
Series 2016-2, Class A, 3.65%, 6/15/2028	14,752	14,318
Series 2016-3, Class AA, 3.00%, 10/15/2028	224,450	210,760
Series 2017-1, Class AA, 3.65%, 2/15/2029	154,721	150,488

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
American Credit Acceptance Receivables Trust Series 2016-4, Class C, 2.91%, 2/13/2023‡ (b)	116,000	115,747
American Homes 4 Rent
Series 2015-SFR1, Class D, 4.41%, 4/17/2052‡ (b)	380,000	382,613
Series 2015-SFR1, Class E, 5.64%, 4/17/2052‡ (b)	100,000	106,813
American Homes 4 Rent Trust
Series 2014-SFR2, Class A, 3.79%, 10/17/2036‡ (b)	421,995	426,542
Series 2014-SFR2, Class C, 4.71%, 10/17/2036 (b)	200,000	206,776
Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (b)	234,317	234,641
Series 2014-SFR3, Class E, 6.42%, 12/17/2036‡ (b)	200,000	222,671
Series 2015-SFR2, Class C, 4.69%, 10/17/2045‡ (b)	200,000	208,004
AmeriCredit Automobile Receivables Trust
Series 2016-3, Class A3, 1.46%, 5/10/2021	40,344	40,115
Series 2016-4, Class B, 1.83%, 12/8/2021‡	600,000	590,270
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (b)	171,040	170,024
B2R Mortgage Trust
Series 2015-1, Class A1, 2.52%, 5/15/2048 (b)	61,943	61,112
Series 2015-2, Class A, 3.34%, 11/15/2048 (b)	178,483	177,470
BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (b)	78,084	77,687
Bear Stearns Asset-Backed Securities Trust Series 2006-SD1, Class A, 2.46%, 4/25/2036‡ (i)	4,094	4,024
BMW Vehicle Lease Trust Series 2016-2, Class A4, 1.57%, 2/20/2020	250,000	247,933
British Airways Pass-Through Trust (United Kingdom)
Series 2018-1, Class AA, 3.80%, 9/20/2031 (b)	86,000	86,000
Series 2018-1, Class A, 4.13%, 9/20/2031 (b)	115,000	113,428
Business Jet Securities LLC
Series 2018-1, Class A, 4.34%, 2/15/2033 (b)	328,174	328,734
Series 2018-2, Class A, 4.45%, 6/15/2033 (b)	421,000	420,993

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	77,000	75,716
CAM Mortgage Trust Series 2017-1, Class A1, 3.22%, 8/1/2057 (b) (f)	87,098	86,744
Camillo Issuer LLC Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023‡	371,484	370,671
Capital Auto Receivables Asset Trust
Series 2016-2, Class A4, 1.63%, 1/20/2021	63,000	62,382
Series 2018-1, Class A3, 2.79%, 1/20/2022 (b)	625,000	623,276
Carnow Auto Receivables Trust Series 2017-1A, Class A, 2.92%, 9/15/2022 (b)	117,374	116,823
Chrysler Capital Auto Receivables Trust
Series 2016-AA, Class A3, 1.77%, 10/15/2020 (b)	85,795	85,628
Series 2016-BA, Class A3, 1.64%, 7/15/2021 (b)	312,734	310,755
Citi Held For Asset Issuance Series 2016-MF1, Class A, 4.48%, 8/15/2022 (b)	822	823
Continental Credit Card Series 2016-1A, Class A, 4.56%, 1/15/2023 (b)	46,749	46,566
CPS Auto Receivables Trust Series 2015-C, Class D, 4.63%, 8/16/2021‡ (b)	172,000	174,523
Credit Acceptance Auto Loan Trust
Series 2015-2A, Class A, 2.40%, 2/15/2023 (b)	16,339	16,338
Series 2017-1A, Class A, 2.56%, 10/15/2025 (b)	250,000	248,600
Series 2018-1A, Class A, 3.01%, 2/16/2027 (b)	250,000	247,602
CVS Pass-Through Trust 5.93%, 1/10/2034 (b)	82,445	88,649
CWABS Revolving Home Equity Loan Trust Series 2004-K, Class 2A, 2.37%, 2/15/2034‡ (i)	3,340	3,334
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M1, 2.84%, 3/25/2034‡ (i)	40,679	40,877
Series 2004-1, Class M2, 2.92%, 3/25/2034‡ (i)	7,649	7,598
Series 2004-1, Class 3A, 2.65%, 4/25/2034‡ (i)	1,056	1,042
Delta Air Lines Pass-Through Trust Series 2010-2, Class A, 4.95%, 5/23/2019	17,236	17,397

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Drive Auto Receivables Trust
Series 2017-AA, Class B, 2.51%, 1/15/2021 (b)	37,843	37,827
Series 2017-3, Class B, 2.30%, 5/17/2021	1,170,000	1,166,948
Series 2016-AA, Class C, 3.91%, 5/17/2021 (b)	150,086	150,735
Series 2017-AA, Class C, 2.98%, 1/18/2022 (b)	95,000	95,009
Series 2017-1, Class C, 2.84%, 4/15/2022	231,000	230,652
Series 2015-DA, Class D, 4.59%, 1/17/2023‡ (b)	132,000	134,100
Series 2017-1, Class D, 3.84%, 3/15/2023	262,000	264,221
Series 2017-2, Class C, 2.75%, 9/15/2023	367,000	366,187
Series 2017-3, Class D, 3.53%, 12/15/2023 (b)	570,000	567,865
Series 2016-CA, Class D, 4.18%, 3/15/2024 (b)	220,000	222,746
Series 2017-AA, Class D, 4.16%, 5/15/2024 (b)	127,000	128,568
DT Auto Owner Trust
Series 2016-4A, Class B, 2.02%, 8/17/2020 (b)	11,067	11,063
Series 2016-4A, Class D, 3.77%, 10/17/2022 (b)	113,300	113,721
Series 2017-1A, Class D, 3.55%, 11/15/2022 (b)	115,000	114,969
Series 2017-2A, Class C, 3.03%, 1/17/2023 (b)	196,000	195,544
Series 2017-3A, Class D, 3.58%, 5/15/2023 (b)	105,000	104,691
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 2/22/2022 (b)	147,306	145,608
Exeter Automobile Receivables Trust
Series 2016-2A, Class A, 2.21%, 7/15/2020 (b)	2,933	2,932
Series 2016-3A, Class A, 1.84%, 11/16/2020 (b)	75,533	75,386
Series 2016-3A, Class B, 2.84%, 8/16/2021 (b)	82,000	81,922
Series 2016-1A, Class C, 5.52%, 10/15/2021 (b)	135,000	138,161
Series 2017-3A, Class A, 2.05%, 12/15/2021 (b)	80,679	80,243
Series 2017-1A, Class C, 3.95%, 12/15/2022 (b)	60,000	60,187

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2018-1A, Class C, 3.03%, 1/17/2023 (b)	155,000	153,449
First Investors Auto Owner Trust Series 2016-2A, Class A1, 1.53%, 11/16/2020 (b)	18,555	18,521
FirstKey Lending Trust Series 2015-SFR1, Class A, 2.55%, 3/9/2047 (b)	119,161	118,521
Flagship Credit Auto Trust
Series 2015-3, Class A, 2.38%, 10/15/2020 (b)	51,041	50,978
Series 2014-2, Class B, 2.84%, 11/16/2020 (b)	10,782	10,786
Series 2016-1, Class A, 2.77%, 12/15/2020 (b)	68,560	68,579
Series 2014-2, Class C, 3.95%, 12/15/2020 (b)	22,000	22,128
Series 2016-4, Class A2, 1.96%, 2/16/2021 (b)	327,000	326,068
Series 2015-3, Class B, 3.68%, 3/15/2022 (b)	126,000	126,768
Series 2015-3, Class C, 4.65%, 3/15/2022 (b)	76,000	77,284
Series 2016-1, Class C, 6.22%, 6/15/2022 (b)	250,000	260,111
Series 2016-4, Class C, 2.71%, 11/15/2022‡ (b)	249,000	246,437
Ford Credit Auto Lease Trust Series 2017-B, Class A3, 2.03%, 12/15/2020	146,000	144,518
GM Financial Automobile Leasing Trust
Series 2018-1, Class A3, 2.61%, 1/20/2021	320,000	318,254
Series 2018-2, Class A3, 3.06%, 6/21/2021	404,000	403,977
GO Financial Auto Securitization Trust Series 2015-2, Class B, 4.80%, 8/17/2020 (b)	1,290	1,291
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031 (b)	33,626	33,216
Goodgreen Trust
Series 2017-1A, Class A, 3.74%, 10/15/2052 (b)	87,420	87,949
Series 2017-2A, Class A, 3.26%, 10/15/2053 (b)	341,520	334,510
HERO (Cayman Islands) Series 2018-1ASI, Class A, 4.00%, 9/20/2047 (b)	339,176	338,752
Hero Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (b)	312,061	311,716
HERO Funding Trust (Cayman Islands) Series 2016-3A, Class A1, 3.08%, 9/20/2042 (b)	92,018	90,469

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2017-1A, Class A2, 4.46%, 9/20/2047 (b)	235,290	240,672
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (b)	175,643	172,505
Hyundai Auto Receivables Trust Series 2016-A, Class D, 3.23%, 12/15/2022	1,220,000	1,212,942
Kabbage Asset Securitization LLC Series 2017-1, Class A, 4.57%, 3/15/2022 (b)	700,000	706,857
Lendmark Funding Trust Series 2017-1A, Class A, 2.83%, 1/22/2024 (b)	162,000	160,385
Long Beach Mortgage Loan Trust
Series 2003-4, Class M1, 3.11%, 8/25/2033‡ (i)	39,433	39,598
Series 2004-1, Class M1, 2.84%, 2/25/2034‡ (i)	82,037	82,131
Series 2004-1, Class M2, 2.92%, 2/25/2034‡ (i)	7,914	7,921
Mariner Finance Issuance Trust Series 2017-AA, Class A, 3.62%, 2/20/2029 (b)	176,000	176,540
Marlette Funding Trust
Series 2016-1A, Class A, 3.06%, 1/17/2023 (b)	10,573	10,573
Series 2017-1A, Class A, 2.83%, 3/15/2024 (b)	108,684	108,652
Series 2018-1A, Class A, 2.61%, 3/15/2028 (b)	282,927	282,119
New Century Home Equity Loan Trust Series 2005-1, Class M1, 2.77%, 3/25/2035‡ (i)	125,000	124,938
New Residential Advance Receivables Trust Advance Receivables Backed Notes Series 2016-T2, Class AT2, 2.58%, 10/15/2049 (b)	180,000	178,322
Ocwen Master Advance Receivables Trust
Series 2016-T1, Class AT1, 2.52%, 8/17/2048 (b)	100,000	100,069
Series 2016-T1, Class CT1, 3.61%, 8/17/2048‡ (b)	150,000	149,908
Series 2016-T1, Class DT1, 4.25%, 8/17/2048‡ (b)	184,211	184,488
Series 2017-T1, Class AT1, 2.50%, 9/15/2048 (b)	100,000	99,881
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (b)	129,000	129,080
OneMain Direct Auto Receivables Trust Series 2016-1A, Class A, 2.04%, 1/15/2021 (b)	705	705

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

OneMain Financial Issuance Trust
Series 2015-2A, Class A, 2.57%, 7/18/2025 (b)	43,688	43,677
Series 2015-2A, Class B, 3.10%, 7/18/2025‡ (b)	100,000	100,011
Series 2015-1A, Class A, 3.19%, 3/18/2026 (b)	128,978	129,256
Series 2015-1A, Class B, 3.85%, 3/18/2026 (b)	100,000	100,659
Series 2016-1A, Class A, 3.66%, 2/20/2029 (b)	215,000	216,351
Oportun Funding IV LLC
Series 2016-C, Class A, 3.28%, 11/8/2021 (b)	250,000	251,113
Series 2016-C, Class B, 4.85%, 11/8/2021‡ (b)	250,000	251,900
Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 6/8/2023 (b)	250,000	245,933
Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 3/8/2024 (b)	253,000	251,945
Progress Residential Trust
Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (b)	224,112	220,985
Series 2015-SFR2, Class B, 3.14%, 6/12/2032 (b)	150,000	148,238
Series 2015-SFR3, Class A, 3.07%, 11/12/2032 (b)	433,795	429,426
Series 2015-SFR3, Class D, 4.67%, 11/12/2032‡ (b)	100,000	101,196
Prosper Marketplace Issuance Trust
Series 2017-1A, Class A, 2.56%, 6/15/2023 (b)	39,995	39,996
Series 2017-2A, Class A, 2.41%, 9/15/2023 (b)	77,845	77,707
Series 2017-3A, Class A, 2.36%, 11/15/2023 (b)	194,831	194,024
Purchasing Power Funding LLC Series 2018-A, Class A, 3.34%, 8/15/2022 (b)	730,000	726,692
Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052 (b)	93,045	90,585
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041‡ (b)	369,441	369,773
Santander Drive Auto Receivables Trust
Series 2016-3, Class B, 1.89%, 6/15/2021‡	374,000	372,426
Series 2018-3, Class A3, 3.03%, 2/15/2022	321,000	321,227
Series 2018-1, Class D, 3.32%, 3/15/2024	346,000	340,564

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 5/20/2021 (b)	300,000	299,080
Sierra Auto Receivables Securitization Trust Series 2016-1A, Class A, 2.85%, 1/18/2022 (b)	5,947	5,946
SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (b)	60,128	60,021
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	61,000	59,710
Spirit Master Funding LLC Series 2017-1A, Class A, 4.36%, 12/20/2047 (b)	278,565	279,114
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 4/25/2029 (b)	129,197	128,724
Springleaf Funding Trust Series 2015-AA, Class A, 3.16%, 11/15/2024 (b)	193,728	193,655
Spruce ABS Trust Series 2016-E1, Class A, 4.32%, 6/15/2028 (b)	66,478	66,857
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes Series 2016-T1, Class AT1, 2.53%, 11/16/2048 (b)	400,000	401,832
TCF Auto Receivables Owner Trust Series 2016-PT1A, Class A, 1.93%, 6/15/2022 (b)	242,004	239,602
Tricolor Auto Securitization Trust Series 2018-1A, Class A, 5.05%, 12/15/2020‡ (b)	873,273	872,356
Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033‡ (b)	130,704	126,482
United Airlines Pass-Through Trust
Series 2013-1, Class A, 4.30%, 8/15/2025	165,481	168,642
Series 2016-1, Class B, 3.65%, 1/7/2026	66,000	64,218
Series 2018-1, Class B, 4.60%, 3/1/2026	40,000	40,187
Series 2014-1, Class A, 4.00%, 4/11/2026	83,291	83,499
Series 2016-2, Class AA, 2.88%, 10/7/2028	97,357	90,113
Upstart Securitization Trust Series 2017-1, Class A, 2.64%, 6/20/2024 (b)	59,949	59,867

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Verizon Owner Trust
Series 2017-2A, Class A, 1.92%, 12/20/2021 (b)	393,000	387,450
Series 2017-3A, Class A1A, 2.06%, 4/20/2022 (b)	388,000	381,373
Veros Automobile Receivables Trust Series 2017-1, Class A, 2.84%, 4/17/2023 (b)	109,134	108,688
VM DEBT LLC Series 2017-1, Class A, 6.50%, 10/2/2024‡ (b)	300,000	300,000
VOLT LIV LLC Series 2017-NPL1, Class A1, 3.50%, 2/25/2047 (b) (f)	25,504	25,444
VOLT LIX LLC Series 2017-NPL6, Class A1, 3.25%, 5/25/2047‡ (b) (f)	69,803	69,290
VOLT LV LLC Series 2017-NPL2, Class A1, 3.50%, 3/25/2047 (b) (f)	85,881	85,587
VOLT LVI LLC Series 2017-NPL3, Class A1, 3.50%, 3/25/2047 (b) (f)	207,621	207,215
VOLT LVII LLC Series 2017-NPL4, Class A1, 3.38%, 4/25/2047 (b) (f)	112,684	112,357
VOLT LX LLC Series 2017-NPL7, Class A1, 3.25%, 6/25/2047‡ (b) (f)	117,618	116,962
VOLT LXI LLC Series 2017-NPL8, Class A1, 3.13%, 6/25/2047 (b) (f)	133,744	132,811
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047‡ (b) (f)	560,277	559,573
VOLT XL LLC Series 2015-NP14, Class A1, 4.38%, 11/27/2045‡ (b) (f)	37,708	38,004
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (b)	180,470	178,735
Westlake Automobile Receivables Trust
Series 2015-3A, Class D, 4.40%, 5/17/2021 (b)	100,000	100,369
Series 2016-3A, Class C, 2.46%, 1/18/2022 (b)	645,000	642,305
Series 2017-1A, Class C, 2.70%, 10/17/2022 (b)	77,000	76,675
Series 2018-1A, Class C, 2.92%, 5/15/2023 (b)	830,000	822,821

Total Asset-Backed Securities (Cost $32,981,763)		32,810,929

Collateralized Mortgage Obligations — 10.6%
Acre 12/15/2020‡	500,000	500,000
Alternative Loan Trust
Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	1,057,839	1,084,477
Series 2005-J1, Class 1A4, IF, IO, 3.01%, 2/25/2035‡ (i)	134,564	3,141

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2005-22T1, Class A2, IF, IO, 2.98%, 6/25/2035‡ (i)	477,795	43,671
Series 2005-20CB, Class 3A8, IF, IO, 2.66%, 7/25/2035‡ (i)	300,877	25,646
Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	413,112	398,308
Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	178,041	168,610
Banc of America Alternative Loan Trust
Series 2004-6, Class 15PO, PO, 7/25/2019‡	5,249	5,018
Series 2004-5, Class 3A3, PO, 6/25/2034‡	157,076	137,570
Banc of America Funding Trust
Series 2004-1, PO, 3/25/2034‡	20,796	17,482
Series 2005-E, Class 4A1, 3.68%, 3/20/2035 (i)	42,215	42,756
Series 2005-6, Class 2A7, 5.50%, 10/25/2035	105,905	102,309
Series 2005-7, Class 30PO, PO, 11/25/2035‡	19,318	16,044
Banc of America Mortgage Trust Series 2004-J, Class 3A1, 3.75%, 11/25/2034 (i)	52,748	52,912
Bear Stearns ARM Trust
Series 2003-7, Class 3A, 4.05%, 10/25/2033 (i)	22,236	22,119
Series 2006-1, Class A1, 3.67%, 2/25/2036 (i)	133,277	134,090
CHL Mortgage Pass-Through Trust
Series 2004-J8, Class POA, PO, 11/25/2019‡	995	994
Series 2004-J8, Class 1A2, 4.75%, 11/25/2019	3,648	3,665
Series 2004-HYB1, Class 2A, 3.50%, 5/20/2034 (i)	18,218	18,353
Series 2004-HYB3, Class 2A, 3.65%, 6/20/2034 (i)	33,508	33,769
Series 2004-7, Class 2A1, 3.95%, 6/25/2034 (i)	33,519	34,406
Series 2005-16, Class A23, 5.50%, 9/25/2035	66,315	64,580
Series 2005-22, Class 2A1, 3.45%, 11/25/2035 (i)	133,415	119,017
Citigroup Global Markets Mortgage Securities VII, Inc.
Series 2003-UP2, Class PO1, PO, 12/25/2018‡	75	64
Series 2003-HYB1, Class A, 3.74%, 9/25/2033 (i)	16,776	16,986

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Citigroup Mortgage Loan Trust, Inc.
Series 2003-UST1, Class PO1, PO, 12/25/2018‡	487	485
Series 2003-UST1, Class PO3, PO, 12/25/2018‡	87	87
Series 2003-UST1, Class A1, 5.50%, 12/25/2018	1,767	1,767
Series 2003-UP3, Class A3, 7.00%, 9/25/2033	2,968	3,006
Series 2005-1, Class 2A1A, 6.14%, 2/25/2035 (i)	61,377	53,718
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-5, Class 5P, PO, 8/25/2019‡	396	395
CVS Pass-Through Trust 8.35%, 7/10/2031 (b)	77,897	94,116
DT Asset Trust 5.84%, 12/16/2022‡	500,000	499,450
FHLMC — GNMA Series 8, Class ZA, 7.00%, 3/25/2023	45,294	47,530
FHLMC REMIC
Series 2651, Class VZ, 4.50%, 7/15/2018	199	199
Series 2134, Class PI, IO, 6.50%, 3/15/2019	637	9
Series 2827, Class DG, 4.50%, 7/15/2019	11,347	11,357
Series 47, Class F, 10.00%, 6/15/2020	14	14
Series 99, Class Z, 9.50%, 1/15/2021	33	35
Series 1065, Class J, 9.00%, 4/15/2021	188	200
Series 1113, Class J, 8.50%, 6/15/2021	116	118
Series 1250, Class J, 7.00%, 5/15/2022	979	999
Series 1316, Class Z, 8.00%, 6/15/2022	2,857	3,046
Series 1324, Class Z, 7.00%, 7/15/2022	5,030	5,265
Series 1343, Class LB, 7.50%, 8/15/2022	4,230	4,531
Series 1343, Class LA, 8.00%, 8/15/2022	20,547	21,993
Series 1395, Class G, 6.00%, 10/15/2022	2,472	2,566
Series 1394, Class ID, IF, 9.57%, 10/15/2022 (i)	2,923	3,259
Series 2535, Class BK, 5.50%, 12/15/2022	23,168	24,075

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 1798, Class F, 5.00%, 5/15/2023	9,830	10,088
Series 1518, Class G, IF, 6.95%, 5/15/2023 (i)	3,781	3,997
Series 1505, Class Q, 7.00%, 5/15/2023	1,908	2,040
Series 1541, Class O, 2.24%, 7/15/2023 (i)	3,891	3,879
Series 2638, Class DS, IF, 6.53%, 7/15/2023 (i)	21,769	22,301
Series 1577, Class PV, 6.50%, 9/15/2023	107,606	114,073
Series 1584, Class L, 6.50%, 9/15/2023	65,420	69,360
Series 1633, Class Z, 6.50%, 12/15/2023	68,916	72,154
Series 1638, Class H, 6.50%, 12/15/2023	86,150	90,618
Series 2283, Class K, 6.50%, 12/15/2023	10,952	11,571
Series 1700, Class GA, PO, 2/15/2024	2,222	2,135
Series 1865, Class D, PO, 2/15/2024	4,026	3,617
Series 1671, Class QC, IF, 10.00%, 2/15/2024 (i)	2,387	2,950
Series 1694, Class PK, 6.50%, 3/15/2024	8,261	8,732
Series 2033, Class SN, HB, IF, 27.41%, 3/15/2024 (i)	2,256	597
Series 2306, Class K, PO, 5/15/2024	2,862	2,672
Series 2306, Class SE, IF, IO, 7.59%, 5/15/2024 (i)	6,868	1,064
Series 3772, IO, 3.50%, 9/15/2024	474	—	(k)
Series 1863, Class Z, 6.50%, 7/15/2026	18,798	20,930
Series 1981, Class Z, 6.00%, 5/15/2027	8,533	9,025
Series 1987, Class PE, 7.50%, 9/15/2027	12,875	14,458
Series 1999, Class PU, 7.00%, 10/15/2027	37,553	40,450
Series 2031, Class PG, 7.00%, 2/15/2028	67,678	74,889
Series 2035, Class PC, 6.95%, 3/15/2028	68,809	74,715
Series 2038, Class PN, IO, 7.00%, 3/15/2028	4,806	869
Series 2057, Class PE, 6.75%, 5/15/2028	87,511	96,125
Series 2054, Class PV, 7.50%, 5/15/2028	13,343	14,862

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2064, Class TE, 7.00%, 6/15/2028	15,958	17,560
Series 2075, Class PH, 6.50%, 8/15/2028	14,765	16,077
Series 2095, Class PE, 6.00%, 11/15/2028	46,840	50,346
Series 2132, Class SB, HB, IF, 21.96%, 3/15/2029 (i)	2,856	4,064
Series 2178, Class PB, 7.00%, 8/15/2029	27,922	31,014
Series 2182, Class ZB, 8.00%, 9/15/2029	47,297	53,657
Series 2204, Class GB, IO, 8.00%, 12/20/2029‡ (i)	549	549
Series 2247, Class Z, 7.50%, 8/15/2030	9,174	10,190
Series 2259, Class ZC, 7.35%, 10/15/2030	128,592	146,524
Series 2261, Class ZY, 7.50%, 10/15/2030	265	267
Series 2325, Class PM, 7.00%, 6/15/2031	6,943	7,774
Series 2359, Class ZB, 8.50%, 6/15/2031	29,113	33,781
Series 2344, Class ZD, 6.50%, 8/15/2031	53,697	61,084
Series 2344, Class ZJ, 6.50%, 8/15/2031	8,488	9,380
Series 2345, Class NE, 6.50%, 8/15/2031	4,752	5,210
Series 2367, Class ME, 6.50%, 10/15/2031	69,537	77,257
Series 2390, Class DO, PO, 12/15/2031	7,884	7,114
Series 2410, Class OE, 6.38%, 2/15/2032	12,829	13,675
Series 2410, Class QX, IF, IO, 6.58%, 2/15/2032 (i)	15,421	3,172
Series 2412, Class SP, IF, 11.95%, 2/15/2032 (i)	16,807	19,739
Series 2410, Class QS, IF, 14.11%, 2/15/2032 (i)	12,698	16,354
Series 2444, Class ES, IF, IO, 5.88%, 3/15/2032 (i)	18,961	3,336
Series 2450, Class SW, IF, IO, 5.93%, 3/15/2032 (i)	12,640	2,069
Series 2423, Class MC, 7.00%, 3/15/2032	31,200	34,751
Series 2423, Class MT, 7.00%, 3/15/2032	51,107	57,217

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2647, Class A, 3.25%, 4/15/2032	56,356	55,717
Series 3688, Class NI, IO, 5.00%, 4/15/2032	55,352	1,643
Series 2435, Class CJ, 6.50%, 4/15/2032	102,836	113,286
Series 2455, Class GK, 6.50%, 5/15/2032	30,159	33,169
Series 2484, Class LZ, 6.50%, 7/15/2032	22,449	25,248
Series 2500, Class MC, 6.00%, 9/15/2032	73,173	80,067
Series 2543, Class YX, 6.00%, 12/15/2032	904,239	990,433
Series 2544, Class HC, 6.00%, 12/15/2032	68,324	75,149
Series 2574, Class PE, 5.50%, 2/15/2033	354,836	385,358
Series 2575, Class ME, 6.00%, 2/15/2033	136,842	148,542
Series 2586, Class WI, IO, 6.50%, 3/15/2033	10,681	1,981
Series 4189, Class MI, 3.00%, 6/15/2033	5,486,144	377,374
Series 2764, Class UG, 5.00%, 3/15/2034	260,000	276,761
Series 2949, Class GE, 5.50%, 3/15/2035	352,078	378,555
Series 3047, Class OD, 5.50%, 10/15/2035	300,000	326,480
Series 3085, Class VS, HB, IF, 20.43%, 12/15/2035 (i)	76,752	113,197
Series 3117, Class EO, PO, 2/15/2036	25,784	21,865
Series 3260, Class CS, IF, IO, 4.07%, 1/15/2037 (i)	25,656	3,456
Series 3759, Class HI, IO, 4.00%, 8/15/2037	16,533	444
Series 3380, Class SI, IF, IO, 4.30%, 10/15/2037 (i)	1,361,790	189,133
Series 3385, Class SN, IF, IO, 3.93%, 11/15/2037 (i)	23,419	1,918
Series 3387, Class SA, IF, IO, 4.35%, 11/15/2037 (i)	60,712	5,690
Series 3423, Class PB, 5.50%, 3/15/2038	288,994	313,564
Series 3451, Class SA, IF, IO, 3.98%, 5/15/2038 (i)	27,513	2,899
Series 3455, Class SE, IF, IO, 4.13%, 6/15/2038 (i)	199,755	26,586
Series 3786, Class PD, 4.50%, 1/15/2041	407,000	436,363

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

FHLMC STRIPS
Series 233, Class 11, IO, 5.00%, 9/15/2035	50,774	9,904
Series 239, Class S30, IF, IO, 5.63%, 8/15/2036 (i)	55,452	9,407
Series 262, Class 35, 3.50%, 7/15/2042	281,655	281,393
Series 299, Class 300, 3.00%, 1/15/2043	271,930	267,441
FHLMC Structured Pass-Through Securities Certificates
Series T-41, Class 3A, 5.57%, 7/25/2032 (i)	10,657	11,146
Series T-54, Class 2A, 6.50%, 2/25/2043	72,717	82,246
Series T-54, Class 3A, 7.00%, 2/25/2043	31,734	36,954
Series T-56, Class APO, PO, 5/25/2043	159,296	109,990
Series T-58, Class APO, PO, 9/25/2043	16,114	12,845
First Horizon Alternative Mortgage Securities Trust Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	112,699	94,874
First Horizon Mortgage Pass-Through Trust
Series 2004-AR7, Class 2A2, 3.72%, 2/25/2035 (i)	70,434	71,110
Series 2005-AR1, Class 2A2, 3.98%, 4/25/2035 (i)	40,859	41,765
FN
1/1/2028 (j)	600,000	601,875
2/1/2030 (j)	1,200,000	1,221,000
FNMA REMIC
Series 2004-76, Class CL, 4.00%, 10/25/2019	863	862
Series 1989-83, Class H, 8.50%, 11/25/2019	557	571
Series 1990-1, Class D, 8.80%, 1/25/2020	112	115
Series 1990-10, Class L, 8.50%, 2/25/2020	752	776
Series 1990-93, Class G, 5.50%, 8/25/2020	71	72
Series 1990-143, Class J, 8.75%, 12/25/2020	158	166
Series 1990-140, Class K, HB, 652.15%, 12/25/2020	3	20

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2001-4, Class PC, 7.00%, 3/25/2021	15,795	16,258
Series 2002-1, Class HC, 6.50%, 2/25/2022	7,136	7,450
Series 1992-101, Class J, 7.50%, 6/25/2022	8,379	9,001
Series G92-42, Class Z, 7.00%, 7/25/2022	599	622
Series G92-44, Class ZQ, 8.00%, 7/25/2022	242	256
Series 1996-59, Class J, 6.50%, 8/25/2022	1,174	1,230
Series 1992-143, Class MA, 5.50%, 9/25/2022	1,983	2,038
Series G92-54, Class ZQ, 7.50%, 9/25/2022	4,766	4,997
Series G92-59, Class F, 1.60%, 10/25/2022 (i)	395	399
Series G92-61, Class Z, 7.00%, 10/25/2022	1,368	1,448
Series G92-66, Class KA, 6.00%, 12/25/2022	3,305	3,438
Series G92-66, Class KB, 7.00%, 12/25/2022	15,629	16,690
Series G93-1, Class KA, 7.90%, 1/25/2023	4,147	4,464
Series 1997-61, Class ZC, 7.00%, 2/25/2023	31,208	33,235
Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (i)	4,492	4,821
Series 1998-43, Class SA, IF, IO, 15.39%, 4/25/2023 (i)	11,780	2,989
Series 1993-146, Class E, PO, 5/25/2023	9,777	9,234
Series 1993-84, Class M, 7.50%, 6/25/2023	607,668	654,107
Series 1993-205, Class H, PO, 9/25/2023	3,283	3,093
Series 1993-155, Class PJ, 7.00%, 9/25/2023	24,853	26,622
Series 1993-165, Class SK, IF, 12.50%, 9/25/2023 (i)	3,780	4,098
Series 1993-165, Class SD, IF, 12.96%, 9/25/2023 (i)	758	836
Series 1993-203, Class PL, 6.50%, 10/25/2023	31,828	35,120
Series 1995-19, Class Z, 6.50%, 11/25/2023	38,884	42,907
Series 1993-230, Class FA, 2.69%, 12/25/2023 (i)	1,015	1,023

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 1993-223, Class PZ, 6.50%, 12/25/2023	95,235	100,262
Series 1993-225, Class UB, 6.50%, 12/25/2023	34,117	36,505
Series 2003-128, Class DY, 4.50%, 1/25/2024	407,116	417,466
Series 1994-37, Class L, 6.50%, 3/25/2024	74,734	79,108
Series 1994-72, Class K, 6.00%, 4/25/2024	640,928	700,543
Series 1995-2, Class Z, 8.50%, 1/25/2025	8,013	8,791
Series 1997-20, Class IB, IO, 1.84%, 3/25/2027 (i)	34,769	963
Series 1997-39, Class PD, 7.50%, 5/20/2027	8,682	9,753
Series 1997-46, Class PL, 6.00%, 7/18/2027	14,894	15,843
Series 1998-36, Class ZB, 6.00%, 7/18/2028	5,654	6,174
Series 1998-46, Class GZ, 6.50%, 8/18/2028	17,652	19,478
Series 1998-58, Class PC, 6.50%, 10/25/2028	35,050	38,045
Series 1999-39, Class JH, IO, 6.50%, 8/25/2029	84,808	9,025
Series 2000-52, IO, 8.50%, 1/25/2031	3,072	608
Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	94,754	20,449
Series 2001-30, Class PM, 7.00%, 7/25/2031	29,022	32,777
Series 2001-36, Class DE, 7.00%, 8/25/2031	47,943	53,006
Series 2001-44, Class PD, 7.00%, 9/25/2031	4,598	5,130
Series 2001-61, Class Z, 7.00%, 11/25/2031	75,081	84,542
Series 2002-1, Class SA, IF, 18.39%, 2/25/2032 (i)	1,351	1,838
Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (i)	85,879	4,180
Series 2002-15, PO, 4/25/2032	62,462	55,790
Series 2002-28, Class PK, 6.50%, 5/25/2032	32,052	35,263
Series 2002-68, Class SH, IF, IO, 5.91%, 10/18/2032 (i)	62,860	10,371
Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (i)	34,897	38,610

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2002-77, Class S, IF, 10.65%, 12/25/2032 (i)	6,640	7,547
Series 2003-66, Class PA, 3.50%, 2/25/2033	1,573	1,595
Series 2003-22, Class UD, 4.00%, 4/25/2033	164,316	168,575
Series 2003-47, Class PE, 5.75%, 6/25/2033	26,288	28,526
Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	36,301	8,664
Series 2004-4, Class QM, IF, 10.02%, 6/25/2033 (i)	37,208	39,673
Series 2003-64, Class SX, IF, 8.79%, 7/25/2033 (i)	5,960	6,557
Series 2003-132, Class OA, PO, 8/25/2033	9,690	9,079
Series 2003-71, Class DS, IF, 4.82%, 8/25/2033 (i)	31,798	31,068
Series 2003-91, Class SD, IF, 9.01%, 9/25/2033 (i)	9,226	10,149
Series 2003-116, Class SB, IF, IO, 5.51%, 11/25/2033 (i)	90,743	14,187
Series 2003-131, Class CH, 5.50%, 1/25/2034	123,229	135,755
Series 2003-130, Class SX, IF, 8.38%, 1/25/2034 (i)	3,054	3,355
Series 2004-10, Class SC, HB, IF, 20.24%, 2/25/2034 (i)	7,197	7,642
Series 2004-35, Class AZ, 4.50%, 5/25/2034	146,217	153,013
Series 2004-46, Class SK, IF, 10.75%, 5/25/2034 (i)	34,177	39,181
Series 2004-36, Class SA, IF, 13.77%, 5/25/2034 (i)	67,676	88,450
Series 2004-51, Class SY, IF, 10.06%, 7/25/2034 (i)	5,701	6,516
Series 2004-79, Class ZE, 5.50%, 11/25/2034	473,137	531,418
Series 2004-91, Class HC, 6.00%, 12/25/2034	687,847	784,296
Series 2005-68, Class BC, 5.25%, 6/25/2035	84,203	85,461
Series 2005-110, Class MN, 5.50%, 6/25/2035	32,847	32,970
Series 2005-52, Class PA, 6.50%, 6/25/2035	1,114	1,118
Series 2005-45, Class DC, IF, 16.64%, 6/25/2035 (i)	103,518	128,130
Series 2005-84, Class XM, 5.75%, 10/25/2035	81,105	87,394

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2006-22, Class AO, PO, 4/25/2036	41,950	35,427
Series 2006-46, Class SW, IF, 16.53%, 6/25/2036 (i)	13,190	17,930
Series 2007-7, Class SG, IF, IO, 4.41%, 8/25/2036 (i)	42,337	9,189
Series 2006-110, PO, 11/25/2036	35,417	30,013
Series 2006-117, Class GS, IF, IO, 4.56%, 12/25/2036 (i)	54,713	6,732
Series 2007-53, Class SH, IF, IO, 4.01%, 6/25/2037 (i)	80,478	9,532
Series 2007-88, Class VI, IF, IO, 4.45%, 9/25/2037 (i)	108,579	18,226
Series 2007-100, Class SM, IF, IO, 4.36%, 10/25/2037 (i)	75,174	9,795
Series 2008-1, Class BI, IF, IO, 3.82%, 2/25/2038 (i)	67,257	7,480
Series 2008-16, Class IS, IF, IO, 4.11%, 3/25/2038 (i)	14,408	1,752
Series 2008-46, Class HI, IO, 1.31%, 6/25/2038 (i)	67,771	3,332
Series 2008-53, Class CI, IF, IO, 5.11%, 7/25/2038 (i)	29,398	4,019
Series 2009-112, Class ST, IF, IO, 4.16%, 1/25/2040 (i)	57,797	7,319
Series 2010-35, Class SB, IF, IO, 4.33%, 4/25/2040 (i)	26,395	3,381
Series 2010-80, Class PZ, 5.00%, 7/25/2040	298,117	331,409
Series 2010-102, Class PN, 5.00%, 9/25/2040	580,000	623,290
Series 2010-134, Class KZ, 4.50%, 12/25/2040	1,313,976	1,280,329
Series 2003-7, Class A1, 6.50%, 12/25/2042	153,037	168,549
Series 2013-128, PO, 12/25/2043	242,058	191,162
Series 2016-38, Class NA, 3.00%, 1/25/2046	197,381	195,007
FNMA REMIC Trust
Series 1999-W1, PO, 2/25/2029	20,982	18,011
Series 1999-W4, Class A9, 6.25%, 2/25/2029	98,333	103,759
Series 2002-W7, Class A4, 6.00%, 6/25/2029	243,119	264,136
Series 2003-W1, Class 1A1, 5.43%, 12/25/2042 (i)	215,335	225,012
Series 2003-W1, Class 2A, 5.96%, 12/25/2042 (i)	31,139	33,914

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
FNMA STRIPS
Series 329, Class 1, PO, 1/25/2033	5,233	4,625
Series 365, Class 8, IO, 5.50%, 5/25/2036	21,726	4,940
FNMA Trust Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	19,917	22,220
GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 3.91%, 6/19/2035 (i)	161,900	159,116
GNMA
Series 1994-7, Class PQ, 6.50%, 10/16/2024	61,088	64,558
Series 2000-21, Class Z, 9.00%, 3/16/2030	67,465	67,454
Series 2000-36, Class PB, 7.50%, 11/16/2030	190,851	219,354
Series 2000-36, Class IK, IO, 9.00%, 11/16/2030	1,094	152
Series 2001-10, Class PE, 6.50%, 3/16/2031	525,343	576,592
Series 2001-22, Class PS, IF, 15.59%, 3/17/2031 (i)	72,142	89,243
Series 2001-36, Class S, IF, IO, 5.96%, 8/16/2031 (i)	41,807	9,484
Series 2002-24, Class SB, IF, 8.80%, 4/16/2032 (i)	5,905	6,509
Series 2003-24, PO, 3/16/2033	2,673	2,429
Series 2004-28, Class S, IF, 13.93%, 4/16/2034 (i)	19,938	26,374
Series 2006-38, Class OH, 6.50%, 8/20/2036	500,000	582,799
Series 2007-45, Class QA, IF, IO, 4.56%, 7/20/2037 (i)	87,069	10,286
Series 2007-76, Class SA, IF, IO, 4.45%, 11/20/2037 (i)	66,160	8,295
Series 2008-2, Class MS, IF, IO, 5.07%, 1/16/2038 (i)	61,653	9,071
Series 2015-137, Class WA, 5.49%, 1/20/2038 (i)	394,630	429,173
Series 2009-106, Class ST, IF, IO, 3.92%, 2/20/2038 (i)	229,640	27,029
Series 2008-55, Class SA, IF, IO, 4.12%, 6/20/2038 (i)	41,618	4,400
Series 2009-6, Class SA, IF, IO, 4.01%, 2/16/2039 (i)	26,648	3,225
Series 2009-6, Class SH, IF, IO, 3.96%, 2/20/2039 (i)	87,534	7,410
Series 2009-31, Class TS, IF, IO, 4.22%, 3/20/2039 (i)	102,374	7,510

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	62,378	13,777
Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	47,834	12,596
Series 2009-22, Class SA, IF, IO, 4.19%, 4/20/2039 (i)	122,652	12,430
Series 2009-102, Class SM, IF, IO, 4.31%, 6/16/2039 (i)	25,069	1,009
Series 2009-64, Class SN, IF, IO, 4.01%, 7/16/2039 (i)	106,106	9,953
Series 2010-130, Class CP, 7.00%, 10/16/2040	77,056	86,520
Series 2011-75, Class SM, IF, IO, 4.52%, 5/20/2041 (i)	140,523	20,179
Series 2011-H19, Class FA, 2.39%, 8/20/2061 (i)	608,008	609,623
Series 2012-H23, Class SA, 2.45%, 10/20/2062 (i)	646,241	649,473
Series 2013-H08, Class FC, 2.37%, 2/20/2063 (i)	638,599	639,865
Series 2013-H09, Class HA, 1.65%, 4/20/2063	372,579	364,338
Series 2014-H17, Class FC, 2.42%, 7/20/2064 (i)	310,176	311,880
Series 2015-H16, Class FG, 2.36%, 7/20/2065 (i)	708,203	710,223
Series 2016-H11, Class FD, 3.06%, 5/20/2066 (i)	204,013	206,751
Series 2016-H26, Class FC, 2.92%, 12/20/2066 (i)	163,439	167,412
Series 2017-H14, Class FV, 2.42%, 6/20/2067 (i)	475,362	477,895
GNMA I, 30 Year, Single Family
Series 2009-79, Class OK, PO, 11/16/2037	54,494	48,072
Series 2015-H30, Class FE, 2.52%, 11/20/2065 (i)	831,251	839,652
Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051‡	446,931	439,512
GSR Mortgage Loan Trust
Series 2004-6F, Class 1A2, 5.00%, 5/25/2034	46,616	47,113
Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	139,782	149,338
Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	53,293	54,825
Headlands Residential LLC Series 2017-RPL1, Class A, 3.88%, 8/25/2022 (b) (f)	390,000	392,973

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Impac Secured Assets Trust Series 2006-1, Class 2A1, 2.44%, 5/25/2036 (i)	40,707	40,276
JP Morgan Mortgage Trust Series 2006-A2, Class 5A3, 3.62%, 11/25/2033 (i)	41,874	42,729
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 3.81%, 4/21/2034 (i)	24,887	25,535
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1, 4.50%, 9/25/2019	8,918	8,934
Series 2004-8, Class 6A1, 5.50%, 9/25/2019	11,880	12,023
Series 2004-4, Class 10A1, 5.00%, 5/25/2024	82,519	85,605
Series 2003-9, Class 8A1, 6.00%, 1/25/2034	65,040	66,981
Series 2004-6, Class 7A1, 6.00%, 7/25/2034	102,347	104,692
Series 2004-7, Class 30PO, PO, 8/25/2034‡	11,536	9,592
MASTR Asset Securitization Trust
Series 2003-12, Class 15PO, PO, 12/25/2018‡	629	629
Series 2004-6, Class 15PO, PO, 7/25/2019‡	1,285	1,277
Series 2004-8, PO, 8/25/2019‡	1,540	1,479
Series 2004-10, Class 15PO, PO, 10/25/2019‡	4,817	4,734
Series 2003-11, Class 9A6, 5.25%, 12/25/2033	129,528	130,927
MASTR Resecuritization Trust Series 2005-PO, Class 3PO, PO, 5/28/2035‡ (b)	21,107	17,025
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (b) (i)	33,727	33,881
PHH Alternative Mortgage Trust Series 2007-2, Class 2X, IO, 6.00%, 5/25/2037‡	214,214	50,168
RALI Trust
Series 2003-QS14, Class A1, 5.00%, 7/25/2018	5,312	5,281
Series 2003-QS18, Class A1, 5.00%, 9/25/2018	1,238	1,235
Residential Asset Securitization Trust Series 2003-A14, Class A1, 4.75%, 2/25/2019	983	925

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

RFMSI Trust Series 2005-SA4, Class 1A1, 3.64%, 9/25/2035 (i)	48,488	43,686
SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (b)	3,130	3,120
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-33H, Class 1A1, 5.50%, 10/25/2033	55,875	56,851
Vendee Mortgage Trust
Series 1994-1, Class 1, 5.32%, 2/15/2024 (i)	30,621	31,513
Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	360,137	380,658
Series 1996-1, Class 1Z, 6.75%, 2/15/2026	74,065	81,209
Series 1996-2, Class 1Z, 6.75%, 6/15/2026	39,629	43,348
Series 1997-1, Class 2Z, 7.50%, 2/15/2027	151,667	166,811
Series 1998-1, Class 2E, 7.00%, 3/15/2028	40,003	44,344
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR8, Class A, 3.27%, 8/25/2033 (i)	9,082	9,204
Series 2003-AR9, Class 1A6, 3.37%, 9/25/2033 (i)	41,606	42,647
Series 2004-AR3, Class A2, 3.95%, 6/25/2034 (i)	15,836	16,149
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-4, Class DP, PO, 6/25/2020‡	6,867	6,643
Series 2005-2, Class 2A3, IF, IO, 2.91%, 4/25/2035‡ (i)	258,221	24,521
Series 2005-2, Class 1A4, IF, IO, 2.96%, 4/25/2035‡ (i)	706,857	61,131
Series 2005-3, Class CX, IO, 5.50%, 5/25/2035‡	197,650	37,351
Series 2005-4, Class CB7, 5.50%, 6/25/2035	181,253	174,916
Series 2005-6, Class 2A4, 5.50%, 8/25/2035	54,305	52,638
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-K, Class 1A1, 3.57%, 11/25/2033 (i)	12,119	12,304
Series 2003-K, Class 1A2, 3.57%, 11/25/2033 (i)	24,237	24,706

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2005-AR16, Class 2A1, 3.81%, 2/25/2034 (i)	33,825	34,672
Series 2004-P, Class 2A1, 3.64%, 9/25/2034 (i)	65,969	67,756
Series 2004-EE, Class 3A1, 4.16%, 12/25/2034 (i)	27,732	28,804
Series 2005-AR3, Class 1A1, 4.23%, 3/25/2035 (i)	111,561	114,801
Series 2005-AR8, Class 2A1, 3.91%, 6/25/2035 (i)	36,905	37,817

Total Collateralized Mortgage Obligations (Cost $31,703,526)		32,043,054

U.S. Government Agency Securities — 8.3%
Financing Corp. 16.23%, 11/2/2018	2,000,000	1,984,559
FNMA 5.73%, 10/9/2019	5,770,000	5,586,168
FNMA STRIPS 15.04%, 3/23/2028 (a)	630,000	455,844
Resolution Funding Corp. STRIPS
1.25%, 10/15/2019 (a)	5,230,000	5,062,479
13.15%, 7/15/2020 (a)	4,100,000	3,888,794
1.98%, 10/15/2020 (a)	8,000,000	7,524,048
1.44%, 1/15/2021 (a)	65,000	60,584
DN, 2.95%, 1/15/2026 (a)	20,000	15,889
DN, 2.75%, 10/15/2027 (a)	15,000	11,143
Tennessee Valley Authority
5.88%, 4/1/2036	140,000	183,206
4.63%, 9/15/2060	93,000	111,418
4.25%, 9/15/2065	101,000	114,283

Total U.S. Government Agency Securities (Cost $24,694,062)		24,998,415

Commercial Mortgage-Backed Securities — 4.6%
BAMLL Re-REMIC Trust Series 2015-FR11, Class A705, 1.63%, 9/27/2044 (b) (i)	286,000	283,151
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (b)	300,000	295,094
BXMT Ltd. Series 2017-FL1, Class C, 4.02%, 6/15/2035‡ (b) (i)	300,000	300,749
CD Commercial Mortgage Trust Series 2007-CD4, Class XC, IO, 0.78%, 12/11/2049‡ (b) (i)	149,833	626
Commercial Mortgage Trust
Series 2013-SFS, Class A2, 3.09%, 4/12/2035 (b) (i)	125,000	121,983
Series 2014-CR19, Class A5, 3.80%, 8/10/2047	200,000	202,676
Series 2015-CR25, Class A4, 3.76%, 8/10/2048	156,000	157,206

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

CSMC OA LLC
Series 2014-USA, Class A2, 3.95%, 9/15/2037 (b)	885,000	892,854
Series 2014-USA, Class D, 4.37%, 9/15/2037‡ (b)	100,000	95,664
FHLMC Multifamily Structured Pass-Through Certificates
Series KJ02, Class A2, 2.60%, 9/25/2020	20,572	20,423
Series KF12, Class A, 2.70%, 9/25/2022 (i)	148,693	149,066
Series KJ09, Class A2, 2.84%, 9/25/2022	196,000	193,894
Series KJ11, Class A2, 2.93%, 1/25/2023	289,000	286,585
Series K038, Class A2, 3.39%, 3/25/2024	229,000	231,899
Series KJ14, Class A2, 2.81%, 9/25/2024	591,000	579,104
Series KPLB, Class A, 2.77%, 5/25/2025	250,000	242,820
Series K065, Class A2, 3.24%, 4/25/2027	215,000	212,499
Series K065, Class AM, 3.33%, 5/25/2027	115,000	113,933
Series K066, Class A2, 3.12%, 6/25/2027	267,000	260,888
Series K070, Class A2, 3.30%, 11/25/2027 (i)	208,000	205,529
Series K072, Class AM, 3.50%, 12/25/2027 (i)	1,000,000	999,858
Series K073, Class A2, 3.35%, 1/25/2028	346,000	343,064
FNMA ACES
Series 2015-M17, Class FA, 2.88%, 11/25/2022 (i)	220,948	223,162
Series 2016-M2, Class AV2, 2.15%, 1/25/2023	500,000	480,706
Series 2014-M3, Class A2, 3.50%, 1/25/2024 (i)	1,000,000	1,015,483
Series 2015-M3, Class A2, 2.72%, 10/25/2024	1,000,000	971,465
Series 2017-M7, Class A2, 2.96%, 2/25/2027 (i)	278,000	268,052
Series 2015-M10, Class A2, 3.09%, 4/25/2027 (i)	389,000	376,487
Series 2017-M8, Class A2, 3.06%, 5/25/2027 (i)	335,000	324,992
Series 2017-M12, Class A2, 3.18%, 6/25/2027 (i)	381,000	370,339

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	33

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2017-M5, Class A2, 3.30%, 4/25/2029 (i)	305,000	295,104
Series 2018-M3, Class A2, 3.19%, 2/25/2030 (i)	185,000	176,698
FNMA Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	428,749	412,194
FREMF Mortgage Trust
Series 2014-K40, Class C, 4.21%, 11/25/2047‡ (b) (i)	168,000	168,032
Series 2015-K44, Class B, 3.81%, 1/25/2048‡ (b) (i)	640,000	628,966
Series 2015-K45, Class B, 3.71%, 4/25/2048‡ (b) (i)	500,000	486,166
Series 2016-K722, Class B, 3.97%, 7/25/2049 (b) (i)	110,000	109,035
Series 2016-K59, Class B, 3.70%, 11/25/2049‡ (b) (i)	180,000	173,337
Series 2018-K730, Class B, 3.93%, 2/25/2050‡ (b) (i)	551,000	537,010
Morgan Stanley Capital I Trust Series 2006-IQ12, Class X1, IO, 0.66%, 12/15/2043‡ (b) (i)	246,787	7
RAIT Trust Series 2015-FL5, Class B, 5.95%, 1/15/2031‡ (b) (i)	250,000	250,020
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (b)	116,000	115,201
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4, 3.53%, 5/10/2063	104,000	104,602
VNDO Mortgage Trust Series 2013-PENN, Class A, 3.81%, 12/13/2029 (b)	200,000	202,153
WFRBS Commercial Mortgage Trust Series 2011-C3, Class A4, 4.38%, 3/15/2044 (b)	110,000	112,817

Total Commercial Mortgage-Backed Securities (Cost $14,211,475)		13,991,593

Foreign Government Securities — 0.3%
Republic of Colombia (Colombia) 7.38%, 9/18/2037	100,000	125,350
Republic of Peru (Peru) 5.63%, 11/18/2050	7,000	8,137
United Mexican States (Mexico)
3.60%, 1/30/2025	200,000	193,250
4.13%, 1/21/2026	200,000	198,100
3.75%, 1/11/2028	280,000	264,460
5.55%, 1/21/2045	48,000	50,232
4.35%, 1/15/2047	58,000	51,620

Total Foreign Government Securities (Cost $931,249)		891,149

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Municipal Bonds — 0.1% (l)
New York — 0.1%
Other Revenue — 0.0% (c)
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 5.60%, 3/15/2040	30,000	36,486

Transportation — 0.1%
Port Authority of New York & New Jersey, Consolidated, 164th Series Series 164, Rev., 5.65%, 11/1/2040	130,000	161,186

Total New York		197,672

Ohio — 0.0% (c)
Education — 0.0% (c)
Ohio State University (The) Series A, Rev., 4.80%, 6/1/2111	98,000	105,883

Total Municipal Bonds (Cost $256,175)		303,555

	SHARES
Short-Term Investments — 2.9%
Investment Companies — 2.9%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.04% (m) (n) (Cost $8,633,209)	8,631,918	8,633,644

Total Investments — 100.4% (Cost $306,751,388)		303,395,813
Liabilities in Excess of Other Assets — (0.4%)		(1,141,650)

NET ASSETS — 100.0%		$302,254,163

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

Abbreviations
ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2018.
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
ESOP	Employee Stock Ownership Program
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2018. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
VA	Veterans Administration

(a)	The rate shown is the effective yield as of June 30, 2018.
(b)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(c)	Amount rounds to less than 0.05% of net assets.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2018.
(e)	Defaulted security.
(f)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2018.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2018.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2018.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	Amount rounds to less than 1.
(l)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(m)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(n)	The rate shown is the current yield as of June 30, 2018.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	35

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$294,762,169
Investments in affiliates, at value	8,633,644
Cash	30,305
Receivables:
Investment securities sold	263,613
Portfolio shares sold	150,817
Interest from non-affiliates	1,425,788
Dividends from affiliates	11,686

Total Assets	305,278,022

LIABILITIES:
Payables:
Investment securities purchased	155,686
Investment securities purchased — delayed delivery securities	2,576,595
Portfolio shares redeemed	73,078
Accrued liabilities:
Investment advisory fees	83,245
Administration fees	17,075
Distribution fees	27,977
Custodian and accounting fees	32,983
Trustees’ and Chief Compliance Officer’s fees	376
Other	56,844

Total Liabilities	3,023,859

Net Assets	$302,254,163

NET ASSETS:
Paid-in-Capital	$302,364,452
Accumulated undistributed net investment income	3,516,434
Accumulated net realized gains (losses)	(271,148)
Net unrealized appreciation (depreciation)	(3,355,575)

Total Net Assets	$302,254,163

Net Assets:
Class 1	$164,403,611
Class 2	137,850,552

Total	$302,254,163

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	15,686,095
Class 2	13,293,147
Net Asset Value, offering and redemption price per share (a):
Class 1	$10.48
Class 2	10.37

Cost of investments in non-affiliates	$298,118,179
Cost of investments in affiliates	8,633,209

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2018 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$4,797,688
Dividend income from affiliates	44,605

Total investment income	4,842,293

EXPENSES:
Investment advisory fees	584,712
Administration fees	118,570
Distribution fees — Class 2	161,006
Custodian and accounting fees	95,517
Professional fees	44,969
Trustees’ and Chief Compliance Officer’s fees	12,973
Printing and mailing costs	26,840
Transfer agency fees — Class 1	1,514
Transfer agency fees — Class 2	506
Other	12,075

Total expenses	1,058,682

Less fees waived	(86,597)
Less expense reimbursements	(872)

Net expenses	971,213

Net investment income (loss)	3,871,080

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(270,391)
Investments in affiliates	(461)

Net realized gain (loss)	(270,852)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(8,539,475)
Investments in affiliates	1,015

Change in net unrealized appreciation/depreciation	(8,538,460)

Net realized/unrealized gains (losses)	(8,809,312)

Change in net assets resulting from operations	$(4,938,232)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Core Bond Portfolio
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,871,080	$6,964,245
Net realized gain (loss)	(270,852)	492,048
Change in net unrealized appreciation/depreciation	(8,538,460)	1,596,482

Change in net assets resulting from operations	(4,938,232)	9,052,775

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(3,919,683)	(4,505,586)
From net realized gains	(267,081)	—
Class 2
From net investment income	(3,064,554)	(2,166,547)
From net realized gains	(225,154)	—

Total distributions to shareholders	(7,476,472)	(6,672,133)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	20,004,639	41,777,773

NET ASSETS:
Change in net assets	7,589,935	44,158,415
Beginning of period	294,664,228	250,505,813

End of period	$302,254,163	$294,664,228

Accumulated undistributed net investment income	$3,516,434	$6,629,591

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$14,308,579	$22,714,827
Distributions reinvested	4,186,764	4,505,586
Cost of shares redeemed	(18,501,946)	(34,060,959)

Change in net assets resulting from Class 1 capital transactions	$(6,603)	$(6,840,546)

Class 2
Proceeds from shares issued	$27,419,337	$67,288,642
Distributions reinvested	3,289,708	2,166,547
Cost of shares redeemed	(10,697,803)	(20,836,870)

Change in net assets resulting from Class 2 capital transactions	$20,011,242	$48,618,319

Total change in net assets resulting from capital transactions	$20,004,639	$41,777,773

SHARE TRANSACTIONS:
Class 1
Issued	1,341,913	2,081,814
Reinvested	401,416	417,571
Redeemed	(1,725,082)	(3,120,491)

Change in Class 1 Shares	18,247	(621,106)

Class 2
Issued	2,588,053	6,231,833
Reinvested	318,770	202,670
Redeemed	(1,007,856)	(1,931,490)

Change in Class 2 Shares	1,898,967	4,503,013

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Six Months Ended June 30, 2018 (Unaudited)	$10.94	$0.15	$(0.33)	$(0.18)	$(0.26)	$(0.02)	$(0.28)
Year Ended December 31, 2017	10.84	0.29	0.09	0.38	(0.28)	—	(0.28)
Year Ended December 31, 2016	10.91	0.30	(0.07)	0.23	(0.30)	—	(0.30)
Year Ended December 31, 2015	11.19	0.34	(0.21)	0.13	(0.41)	—	(0.41)
Year Ended December 31, 2014	11.09	0.38	0.16	0.54	(0.44)	—	(0.44)
Year Ended December 31, 2013	11.78	0.44	(0.60)	(0.16)	(0.53)	—	(0.53)

Class 2
Six Months Ended June 30, 2018 (Unaudited)	10.82	0.13	(0.32)	(0.19)	(0.24)	(0.02)	(0.26)
Year Ended December 31, 2017	10.73	0.26	0.09	0.35	(0.26)	—	(0.26)
Year Ended December 31, 2016	10.81	0.27	(0.07)	0.20	(0.28)	—	(0.28)
Year Ended December 31, 2015	11.10	0.31	(0.21)	0.10	(0.39)	—	(0.39)
Year Ended December 31, 2014	11.01	0.35	0.16	0.51	(0.42)	—	(0.42)
Year Ended December 31, 2013	11.72	0.40	(0.59)	(0.19)	(0.52)	—	(0.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.48	(1.64)%	$164,403,611	0.55%	2.76%	0.61%	10%
10.94	3.57	171,382,596	0.57	2.66	0.63	21
10.84	2.12	176,565,657	0.59	2.73	0.64	29
10.91	1.12	178,547,019	0.59	3.08	0.61	20
11.19	4.92	152,618,612	0.59	3.40	0.64	18
11.09	(1.47)	176,728,891	0.59	3.86	0.60	13

10.37	(1.74)	137,850,552	0.80	2.51	0.86	10
10.82	3.30	123,281,632	0.82	2.41	0.87	21
10.73	1.84	73,940,156	0.84	2.47	0.89	29
10.81	0.86	58,993,588	0.84	2.83	0.86	20
11.10	4.71	46,498,141	0.84	3.14	0.88	18
11.01	(1.74)	25,187,518	0.84	3.58	0.85	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2018.

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$25,908,706	$6,902,223		$32,810,929
Collateralized Mortgage Obligations	—	30,138,396	1,904,658		32,043,054
Commercial Mortgage-Backed Securities	—	11,351,016	2,640,577		13,991,593
Corporate Bonds
Banks	—	13,119,044	—	(a)	13,119,044
Other Corporate Bonds	—	54,746,216	—		54,746,216

Total Corporate Bonds	—	67,865,260	—	(a)	67,865,260

Foreign Government Securities	—	891,149	—		891,149
Mortgage-Backed Securities	—	42,212,118	—		42,212,118
Municipal Bonds	—	303,555	—		303,555
U.S. Government Agency Securities	—	24,998,415	—		24,998,415
U.S. Treasury Obligations	—	79,646,096	—		79,646,096
Short-Term Investments
Investment Companies	8,633,644	—	—		8,633,644

Total Investments in Securities	$8,633,644	$283,314,711	$11,447,458		$303,395,813

(a)	Value is zero.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no transfers between level 1 and level 2 during the six months ended June 30, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were in used in determining fair value:

	Balance as of December 31, 2017		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2018
Investments in Securities:
Asset-Backed Securities	$8,402,501		$1,830	$(44,351)	$(331)	$998,750	$(744,559)	$429,290	$(2,140,907)	$6,902,223
Collateralized Mortgage Obligations	2,014,990		1,444	(83,327)	2,832	—	(31,281)	—	—	1,904,658
Commercial Mortgage-Backed Securities	1,389,232		2,009	(33,442)	605	534,442	(51,699)	799,430	—	2,640,577
Corporate Bond — Banks	—	(a)	—	—	—	—	—	—	—	—	(a)

	$11,806,723		$5,283	$(161,120)	$3,106	$1,533,192	$(827,539)	$1,228,720	$(2,140,907)	$11,447,458

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

Transfers from level 3 to level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine the price for the six months ended June 30, 2018.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2018, which were valued using significant unobservable inputs (level 3) amounted to $(158,680). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$4,655,027		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (7.01%)
				Constant Default Rate	0.00% - 4.39% (0.28%)
				Yield (Discount Rate of Cash Flows)	2.32% - 4.65% (3.50%)

Asset-Backed Securities	4,655,027

	448,123		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 28.00% (10.31%)
				Constant Default Rate	0.00% - 6.40% (2.54%)
				Yield (Discount Rate of Cash Flows)	0.29% - 49.50% (6.34%)

Collateralized Mortgage Obligations	448,123

	2,089,808		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.01%)
				Yield (Discount Rate of Cash Flows)	2.39% - 5.12% (4.18%)

Commercial Mortgage-Backed Securities	2,089,808

	—	(a)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)
Corporate Bonds	—	(a)

Total	$7,192,958

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At June 30, 2018, the value of these investments was $4,254,500. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Portfolio.

As of June 30, 2018, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Portfolio had delayed delivery securities outstanding as of June 30, 2018, which are shown as a Payable for Investment securities purchased-delayed delivery securities on the Statement of Assets and Liabilities. The values of these securities held at June 30, 2018 are detailed on the SOI.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon

44	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2018, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

The expense limitation agreement was in effect for the six months ended June 30, 2018 and is in place until at least April 30, 2019.

For the six months ended June 30, 2018, the Portfolio’s service providers waived/reimbursed fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$72,357	$7,873	$80,230	$872

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2018 was $6,367.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2018, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2018, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$30,294,023	$23,961,307	$17,706,210	$4,340,798

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$306,751,388	$3,321,731	$6,677,306	$(3,355,575)

At December 31, 2017, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken

46	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the Portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2018, the Portfolio had three omnibus accounts which collectively represented 49.0% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Portfolio may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018 and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Actual	$1,000.00	$983.60	$2.71	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class 2
Actual	1,000.00	982.60	3.93	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

48	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	SAN-JPMITCBP-618

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2018 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 6, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy outpaced growth in other developed market nations even as investor concerns about rising interest rates and global trade tensions increasingly weighed on financial markets during the six months ended June 30, 2018.

“The outlook for the U.S. economy remained positive at the end of the reporting period amid buoyant consumer sentiment and investor expectations for further corporate earnings growth.”— George C.W. Gatch

Corporate profits remained strong throughout the reporting period and U.S. gross domestic product (GDP) growth accelerated from 2.2% in the first quarter of 2018 to 4.1% in the second quarter, the biggest increase in nearly four years. U.S. labor markets tightened further and the unemployment rate sank below 4% in April and May. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response to the overall strength of the economy, the U.S. Federal Reserve raised interest rates in March and June.

Equity prices in the U.S. surged higher in January before a sharp sell-off in early February snapped a streak of 15 consecutive months of record closing highs for the Standard & Poor’s 500 Index. Over several days the index lost more than 10% of its value, a decline that was the fastest peak-to-trough drop in the history of the index. Bond prices also fell sharply and the rout in U.S. financial markets spread to other developed market equities and bonds.

In subsequent months, U.S. equity prices rebounded somewhat but never fully recovered during the remainder of the reporting period and financial market volatility remained elevated through June 2018.

Meanwhile, economic growth in the European Union showed signs of slowing during the reporting period. The European Central Bank said it planned no interest rate increases until mid-2019, but it began to reduce stimulus measures in January 2018. China’s economy maintained a steady expansion, as the government sought to restrain financial market speculation, while also supporting growth in consumer spending.

The outlook for the U.S. economy remained positive at the end of the reporting period amid buoyant consumer sentiment and investor expectations for further corporate earnings growth. While wage growth remained stubbornly low, the U.S. unemployment rate stood at its lowest level in decades. The economies of other developed market nations appear poised for continued moderate economic growth, rising corporate profits and low or declining unemployment rates. However, the nascent trade war between the U.S. and China, involving tariffs on billions of dollars’ worth of goods, could begin to weigh on corporate profits and economic growth.

We believe investors who remain focused on a well-diversified portfolio and long-term results may be rewarded by a global investment environment that remains largely positive. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(0.21)%
Russell Midcap Value Index	(0.16)%

Net Assets as of 6/30/2018	$537,377,028

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Equity markets in the U.S. provided modest positive returns for the reporting period amid increased market volatility and investor concerns about U.S.-driven trade tensions. Equity prices were supported by corporate earnings growth and the continued U.S. economic expansion. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards.

In January 2018, the Standard & Poor’s 500 Index (the “S&P 500”) reached four record high closings, but would not return to its January 26 peak for the remainder of the reporting period. In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended June 30, 2018. Relative to the Benchmark, the Portfolio’s underweight position and security selection in the energy sector and its security selection in the utilities sector were leading detractors from performance. The Portfolio’s security selection in the consumer staples and financials sectors was a leading contributor to performance relative to the Benchmark.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Mohawk Industries Inc. and Commscope Holding Co., and its underweight position in Twitter Inc. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell amid investor concerns that rising U.S. interest rates will hurt the housing and construction sectors. Shares of Commscope Holding, a maker of communications infrastructure and networking products, fell after the company reported a fourth-quarter loss due to acquisition costs and lower sales in its wireless and broadband businesses. Shares of Twitter, a social media company, rose on sales and earnings growth and the company’s inclusion in the S&P 500.

Leading individual contributors to performance included the Portfolio’s overweight positions in XL Group Ltd., Dr. Pepper Snapple Group Inc. and Kohl’s Corp. Shares of XL Group, a property and casualty insurer, rose amid news reports that the company could be a takeover target. Shares of Dr. Pepper Snapple Group, a soft drinks maker, rose ahead of the company’s acquisition by Keurig Co. Shares of Kohl’s, an apparel retailer, rose amid better-than-expected sales and earnings.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained a large overweight position in the consumer discretionary sector, while maintaining underweight positions in the real estate and industrials sectors. The Portfolio had no position in the telecommunication services sector during the reporting period.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Energen Corp.	2.1%
2.	EQT Corp.	2.0
3.	M&T Bank Corp.	1.8
4.	Williams Cos., Inc. (The)	1.7
5.	Mohawk Industries, Inc.	1.7
6.	Loews Corp.	1.7
7.	CMS Energy Corp.	1.7
8.	Dr Pepper Snapple Group, Inc.	1.6
9.	WEC Energy Group, Inc.	1.6
10.	Xcel Energy, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.1%
Consumer Discretionary	16.7
Real Estate	11.6
Information Technology	8.3
Industrials	7.7
Utilities	7.6
Consumer Staples	7.4
Health Care	6.7
Energy	6.5
Materials	4.2
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Portfolio’s composition is subject to change.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	(0.21)%	6.93%	10.81%	10.56%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009 is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from June 30, 2008 to June 30, 2018. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — 97.9%
Auto Components — 0.7%
BorgWarner, Inc.	88,180	3,805,849

Banks — 7.6%
Citizens Financial Group, Inc.	119,530	4,649,717
Fifth Third Bancorp	261,660	7,509,642
First Republic Bank	48,830	4,726,256
Huntington Bancshares, Inc.	285,500	4,213,980
M&T Bank Corp.	55,918	9,514,448
SunTrust Banks, Inc.	121,730	8,036,614
Zions Bancorp	41,420	2,182,420

		40,833,077

Beverages — 3.1%
Constellation Brands, Inc., Class A	22,440	4,911,443
Dr Pepper Snapple Group, Inc.	71,601	8,735,322
Molson Coors Brewing Co., Class B	45,360	3,086,294

		16,733,059

Building Products — 0.8%
Fortune Brands Home & Security, Inc.	82,360	4,421,908

Capital Markets — 5.2%
Ameriprise Financial, Inc.	34,870	4,877,616
Invesco Ltd.	138,710	3,684,138
Northern Trust Corp.	57,160	5,881,192
Raymond James Financial, Inc.	55,780	4,983,943
T. Rowe Price Group, Inc.	71,260	8,272,573

		27,699,462

Chemicals — 0.8%
Sherwin-Williams Co. (The)	11,180	4,556,633

Communications Equipment — 0.8%
CommScope Holding Co., Inc.*	150,900	4,407,034

Consumer Finance — 1.0%
Ally Financial, Inc.	194,610	5,112,405

Containers & Packaging — 3.4%
Ball Corp.	230,130	8,181,122
Silgan Holdings, Inc.	171,440	4,599,735
WestRock Co.	95,820	5,463,656

		18,244,513

Distributors — 0.8%
Genuine Parts Co.	47,789	4,386,552

Electric Utilities — 2.4%
Edison International	43,270	2,737,693
Evergy, Inc.	32,490	1,824,313
Xcel Energy, Inc.	182,800	8,350,304

		12,912,310

INVESTMENTS	SHARES	VALUE($)

Electrical Equipment — 2.2%
Acuity Brands, Inc.	34,300	3,974,341
AMETEK, Inc.	69,670	5,027,387
Hubbell, Inc.	26,820	2,835,947

		11,837,675

Electronic Equipment, Instruments & Components — 4.2%
Amphenol Corp., Class A	68,190	5,942,758
Arrow Electronics, Inc.*	77,640	5,844,739
CDW Corp.	75,140	6,070,561
Keysight Technologies, Inc.*	81,800	4,828,654

		22,686,712

Equity Real Estate Investment Trusts (REITs) — 10.7%
American Campus Communities, Inc.	61,520	2,637,978
American Homes 4 Rent, Class A	121,500	2,694,870
AvalonBay Communities, Inc.	32,370	5,564,079
Boston Properties, Inc.	44,080	5,528,514
Brixmor Property Group, Inc.	216,420	3,772,201
Essex Property Trust, Inc.	14,010	3,349,371
Federal Realty Investment Trust	37,710	4,772,200
JBG SMITH Properties	56,702	2,067,922
Kimco Realty Corp.	182,130	3,094,389
Outfront Media, Inc.	172,867	3,362,263
Park Hotels & Resorts, Inc.	51,816	1,587,124
Rayonier, Inc.	118,665	4,591,149
Regency Centers Corp.	46,660	2,896,653
Vornado Realty Trust	73,434	5,428,241
Weyerhaeuser Co.	111,120	4,051,435
WP Carey, Inc.	29,450	1,954,007

		57,352,396

Food & Staples Retailing — 1.2%
Kroger Co. (The)	217,154	6,178,031

Food Products — 1.5%
Pinnacle Foods, Inc.	65,940	4,290,056
Post Holdings, Inc.*	44,651	3,840,879

		8,130,935

Gas Utilities — 0.9%
National Fuel Gas Co.	93,310	4,941,698

Health Care Equipment & Supplies — 1.1%
Zimmer Biomet Holdings, Inc.	52,900	5,895,176

Health Care Providers & Services — 5.6%
AmerisourceBergen Corp.	67,600	5,764,252
Cigna Corp.	35,090	5,963,546
Henry Schein, Inc.*	52,610	3,821,590
Humana, Inc.	15,540	4,625,170

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — continued
Health Care Providers & Services — continued
Laboratory Corp. of America Holdings*	29,010	5,208,165
Universal Health Services, Inc., Class B	41,881	4,667,219

		30,049,942

Hotels, Restaurants & Leisure — 1.8%
Hilton Worldwide Holdings, Inc.	101,236	8,013,842
Marriott International, Inc., Class A	13,406	1,697,199

		9,711,041

Household Durables — 2.4%
Mohawk Industries, Inc.*	43,220	9,260,749
Newell Brands, Inc.	148,769	3,836,753

		13,097,502

Household Products — 0.4%
Energizer Holdings, Inc.	36,700	2,310,632

Industrial Conglomerates — 1.0%
Carlisle Cos., Inc.	50,730	5,494,566

Insurance — 7.4%
Alleghany Corp.	5,008	2,879,450
Chubb Ltd.	9,863	1,252,798
Hartford Financial Services Group, Inc. (The)	139,010	7,107,581
Loews Corp.	190,050	9,175,614
Marsh & McLennan Cos., Inc.	54,300	4,450,971
Principal Financial Group, Inc.	51,430	2,723,219
Progressive Corp. (The)	73,050	4,320,907
Unum Group	69,890	2,585,231
WR Berkley Corp.	38,710	2,802,991
XL Group Ltd. (Bermuda)	48,470	2,711,897

		40,010,659

Internet & Direct Marketing Retail — 1.2%
Expedia Group, Inc.	55,650	6,688,574

Internet Software & Services — 0.5%
Match Group, Inc.*	65,530	2,538,632

IT Services — 1.1%
Jack Henry & Associates, Inc.	43,280	5,641,981

Machinery — 2.7%
IDEX Corp.	38,980	5,319,991
Middleby Corp. (The)*	20,660	2,157,317
Snap-on, Inc.	43,650	7,015,428

		14,492,736

Media — 1.3%
CBS Corp. (Non-Voting), Class B	64,504	3,626,415
DISH Network Corp., Class A*	92,010	3,092,456

		6,718,871

INVESTMENTS	SHARES	VALUE($)

Multiline Retail — 1.9%
Kohl’s Corp.	101,330	7,386,957
Nordstrom, Inc.	57,990	3,002,722

		10,389,679

Multi-Utilities — 4.3%
CMS Energy Corp.	192,370	9,095,254
Sempra Energy	45,650	5,300,421
WEC Energy Group, Inc.	132,170	8,544,791

		22,940,466

Oil, Gas & Consumable Fuels — 6.6%
Energen Corp.*	157,913	11,499,225
EQT Corp.	195,360	10,779,965
PBF Energy, Inc., Class A	84,380	3,538,053
Williams Cos., Inc. (The)	346,090	9,382,500

		35,199,743

Personal Products — 1.2%
Coty, Inc., Class A	242,710	3,422,211
Edgewell Personal Care Co.*	60,200	3,037,692

		6,459,903

Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A*	102,060	4,872,344

Semiconductors & Semiconductor Equipment — 0.8%
Analog Devices, Inc.	46,910	4,499,607

Software — 0.9%
Synopsys, Inc.*	55,200	4,723,464

Specialty Retail — 4.4%
AutoZone, Inc.*	9,208	6,177,924
Best Buy Co., Inc.	76,200	5,682,996
Gap, Inc. (The)	170,770	5,531,240
Tiffany & Co.	48,010	6,318,116

		23,710,276

Textiles, Apparel & Luxury Goods — 2.2%
PVH Corp.	43,830	6,562,228
Ralph Lauren Corp.	39,850	5,009,942

		11,572,170

Trading Companies & Distributors — 0.9%
MSC Industrial Direct Co., Inc., Class A	59,210	5,023,969

Total Common Stocks (Cost $330,042,897)		526,282,182

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)

Short-Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $11,776,705)	11,776,705	11,776,705

Total Investments — 100.1% (Cost $341,819,602)		538,058,887
Liabilities in Excess of Other Assets — (0.1%)		(681,859)

Net Assets — 100.0%		$537,377,028

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$526,282,182
Investments in affiliates, at value	11,776,705
Receivables:
Portfolio shares sold	37,464
Dividends from non-affiliates	770,331
Dividends from affiliates	19,440

Total Assets	538,886,122

LIABILITIES:
Payables:
Portfolio shares redeemed	1,104,530
Accrued liabilities:
Investment advisory fees	286,753
Administration fees	35,958
Custodian and accounting fees	4,611
Other	77,242

Total Liabilities	1,509,094

Net Assets	$537,377,028

NET ASSETS:
Paid-in-Capital	$323,037,812
Accumulated undistributed net investment income	2,628,337
Accumulated net realized gains (losses)	15,471,594
Net unrealized appreciation (depreciation)	196,239,285

Total Net Assets	$537,377,028

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):	46,729,497

Net asset value, offering and redemption price per share (a):	$11.50

Cost of investments in non-affiliates	$330,042,897
Cost of investments in affiliates	11,776,705

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2018 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,747,965
Dividend income from affiliates	82,378
Interest income from non-affiliates	2

Total investment income	4,830,345

EXPENSES:
Investment advisory fees	1,773,945
Administration fees	221,388
Custodian and accounting fees	15,634
Professional fees	29,801
Trustees’ and Chief Compliance Officer’s fees	12,997
Printing and mailing costs	41,758
Transfer agency fees	3,233
Other	20,759

Total expenses	2,119,515

Less fees waived	(24,339)

Net expenses	2,095,176

Net investment income (loss)	2,735,169

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	18,211,494
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(22,058,375)

Net realized/unrealized gains (losses)	(3,846,881)

Change in net assets resulting from operations	$(1,111,712)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,735,169	$5,388,768
Net realized gain (loss)	18,211,494	10,533,790
Change in net unrealized appreciation/depreciation	(22,058,375)	56,823,802

Change in net assets resulting from operations	(1,111,712)	72,746,360

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,217,181)	(4,602,779)
From net realized gains	(8,720,730)	(25,669,250)

Total distributions to shareholders	(13,937,911)	(30,272,029)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(20,093,139)	(14,124,058)

NET ASSETS:
Change in net assets	(35,142,762)	28,350,273
Beginning of period	572,519,790	544,169,517

End of period	$537,377,028	$572,519,790

Accumulated undistributed net investment income	$2,628,337	$5,110,349

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$29,249,686	$82,826,144
Distributions reinvested	13,937,911	30,272,029
Cost of shares redeemed	(63,280,736)	(127,222,231)

Change in net assets resulting from capital transactions	$(20,093,139)	$(14,124,058)

SHARE TRANSACTIONS:
Issued	2,490,252	7,342,610
Reinvested	1,220,483	2,792,623
Redeemed	(5,375,424)	(11,291,321)

Change in Shares	(1,664,689)	(1,156,088)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Mid Cap Value Portfolio
Six Months Ended June 30, 2018 (Unaudited)	$11.83	$0.06	(e)	$(0.09)	$(0.03)	$(0.11)	$(0.19)	$(0.30)
Year Ended December 31, 2017	10.98	0.11	(e)	1.34	1.45	(0.09)	(0.51)	(0.60)
Year Ended December 31, 2016	10.19	0.10	(e)	1.33	1.43	(0.09)	(0.55)	(0.64)
Year Ended December 31, 2015	11.41	0.09	(e)	(0.34)	(0.25)	(0.11)	(0.86)	(0.97)
Year Ended December 31, 2014	10.57	0.11	(f)	1.41	1.52	(0.09)	(0.59)	(0.68)
Year Ended December 31, 2013	8.17	0.09		2.51	2.60	(0.10)	(0.10)	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.08 and the net investment income (loss) ratio would have been 0.77%.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.50	(0.21)%	$537,377,028	0.77%	1.00%		0.78%	6%
11.83	13.76	572,519,790	0.77	0.95		0.78	14
10.98	14.69	544,169,517	0.77	0.95		0.78	28
10.19	(2.66)	436,189,204	0.77	0.87		0.77	17
11.41	15.11	466,265,863	0.79	1.03	(f)	0.79	25
10.57	32.30	408,782,236	0.77	0.95		0.78	26

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$538,058,887	$—	$—	$538,058,887

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2018.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2018, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration Fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the six months ended June 30, 2018 and is in place until at least April 30, 2019.

For the six months ended June 30, 2018, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees
$13,208

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser and/or the Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2018 was $11,131.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During for the six months ended June 30, 2018, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2018, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$34,630,150	$62,639,664

During the six months ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$341,819,602	$207,869,524	$11,630,239	$196,239,285

At December 31, 2017, the Portfolio did not have any net capital loss carryforwards.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2018, the Portfolio had two omnibus accounts which collectively owned 68.3% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	17

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assumes that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$997.90	$3.81	0.77%
Hypothetical	1,000.00	1,020.98	3.86	0.77

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	SAN-JPMITMCVP-618

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2018 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 6, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy outpaced growth in other developed market nations even as investor concerns about rising interest rates and global trade tensions increasingly weighed on financial markets during the six months ended June 30, 2018.

“The outlook for the U.S. economy remained positive at the end of the reporting period amid buoyant consumer sentiment and investor expectations for further corporate earnings growth.”— George C.W. Gatch

Corporate profits remained strong throughout the reporting period and U.S. gross domestic product (GDP) growth accelerated from 2.2% in the first quarter of 2018 to 4.1% in the second quarter, the biggest increase in nearly four years. U.S. labor markets tightened further and the unemployment rate sank below 4% in April and May. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response to the overall strength of the economy, the U.S. Federal Reserve raised interest rates in March and June.

Equity prices in the U.S. surged higher in January before a sharp sell-off in early February snapped a streak of 15 consecutive months of record closing highs for the Standard & Poor’s 500 Index. Over several days the index lost more than 10% of its value, a decline that was the fastest peak-to-trough drop in the history of the index. Bond prices also fell sharply and the rout in U.S. financial markets spread to other developed market equities and bonds.

In subsequent months, U.S. equity prices rebounded somewhat but never fully recovered during the remainder of the reporting period and financial market volatility remained elevated through June 2018.

Meanwhile, economic growth in the European Union showed signs of slowing during the reporting period. The European Central Bank said it planned no interest rate increases until mid-2019, but it began to reduce stimulus measures in January 2018. China’s economy maintained a steady expansion, as the government sought to restrain financial market speculation, while also supporting growth in consumer spending.

The outlook for the U.S. economy remained positive at the end of the reporting period amid buoyant consumer sentiment and investor expectations for further corporate earnings growth. While wage growth remained stubbornly low, the U.S. unemployment rate stood at its lowest level in decades. The economies of other developed market nations appear poised for continued moderate economic growth, rising corporate profits and low or declining unemployment rates. However, the nascent trade war between the U.S. and China, involving tariffs on billions of dollars’ worth of goods, could begin to weigh on corporate profits and economic growth.

We believe investors who remain focused on a well-diversified portfolio and long-term results may be rewarded by a global investment environment that remains largely positive. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	8.02%
Russell 2000 Index	7.66%

Net Assets as of 6/30/2018	$196,995,826

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Equity markets in the U.S. provided modest positive returns for the reporting period amid increased market volatility and investor concerns about U.S.-driven trade tensions. Equity prices were supported by corporate earnings growth and the continued U.S. economic expansion. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained low by historical standards.

In January 2018, the Standard & Poor’s 500 Index (the “S&P 500”) reached four record high closings, but would not return to its January 26 peak for the remainder of the reporting period. In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks. For the six months ended June 30, 2018, the Russell 2000 Index returned 7.66%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended June 30, 2018. The Portfolio’s security selection in the software & services sector and the energy sector was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the retail and media sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Insperity Inc., W&T Offshore Inc. and Barrett Business Services Inc. Shares of Insperity, a provider of employee administrative services, rose after the company reported better-than-expected revenue for the first quarter of 2018. Shares of W&T Offshore, an oil and natural gas exploration and production company, rose after reporting higher revenue and earnings amid rising global energy prices. Shares of Barrett Business Services, a provider of employee administration and other business services, rose after the company reported earnings growth for the first quarter of 2018.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Extreme Networks Inc., Lantheus Holdings Inc. and Office Depot Inc. Shares of Extreme Networks, a provider of information network equipment and services, fell after the company reported lower-than-expected results for the first quarter of 2018 and lowered its earnings forecast for the second quarter. Shares of Lantheus Holdings, a maker of diagnostic medical imaging products, rose after the company provided a lower-than-expected earnings and revenue forecast for 2018. Shares of Office Depot, an office supply retail chain, fell after the company reported declining sales growth for the first quarter of 2018.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Haemonetics Corp.	1.2%
2.	Insperity, Inc.	1.2
3.	Delek US Holdings, Inc.	1.1
4.	Trinseo SA	1.1
5.	Molina Healthcare, Inc.	1.0
6.	Tech Data Corp.	1.0
7.	Integer Holdings Corp.	1.0
8.	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	0.9
9.	Travelport Worldwide Ltd.	0.9
10.	FirstCash, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	17.1%
Financials	16.4
Health Care	15.8
Information Technology	14.9
Consumer Discretionary	11.6
Real Estate	6.1
Energy	5.1
Materials	4.1
Utilities	2.6
Consumer Staples	1.9
Telecommunication Services	0.2
Short-Term Investments	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Portfolio’s composition is subject to change.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	8.02%	18.77%	13.54%	11.12%
CLASS 2 SHARES	April 24, 2009	7.89	18.42	13.25	10.86

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Small Cap Core Portfolio and have been used since the reorganization. As a result, the performance for Class 1 Shares prior to April 25, 2009 is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds

Index from June 30, 2008 to June 30, 2018. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)

Common Stocks — 96.3%
Aerospace & Defense — 1.2%
AAR Corp.	11,400	529,986
Engility Holdings, Inc.*	9,000	275,760
HEICO Corp., Class A	7,976	486,152
Moog, Inc., Class A	2,200	171,512
Vectrus, Inc.*	27,200	838,304

		2,301,714

Air Freight & Logistics — 0.2%
Atlas Air Worldwide Holdings, Inc.*	3,100	222,270
Park-Ohio Holdings Corp.	2,600	96,980

		319,250

Airlines — 0.7%
Hawaiian Holdings, Inc.	6,900	248,055
SkyWest, Inc.	21,400	1,110,660

		1,358,715

Auto Components — 1.3%
American Axle & Manufacturing Holdings, Inc.*	35,500	552,380
Cooper-Standard Holdings, Inc.*	11,900	1,554,973
Dana, Inc.	11,700	236,223
Modine Manufacturing Co.*	3,800	69,350
Stoneridge, Inc.*	1,300	45,682
Tower International, Inc.	3,600	114,480

		2,573,088

Banks — 9.9%
Bancorp, Inc. (The)*	33,300	348,318
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	40,600	1,856,232
Cadence BanCorp	3,000	86,610
Cathay General Bancorp	5,600	226,744
Central Valley Community Bancorp	2,100	44,436
Community Trust Bancorp, Inc.	1,164	58,142
Customers Bancorp, Inc.*	2,680	76,058
East West Bancorp, Inc.	24,055	1,568,386
Enterprise Financial Services Corp.	1,200	64,740
Fidelity Southern Corp.	9,844	250,136
Financial Institutions, Inc.	12,600	414,540
First BanCorp (Puerto Rico)*	113,300	866,745
First Business Financial Services, Inc.	3,300	85,800
First Community Bancshares, Inc.	4,000	127,440
First Financial Bancorp	4,001	122,630
First Merchants Corp.	25,000	1,160,000
Fulton Financial Corp.	35,500	585,750
Hancock Whitney Corp.	26,500	1,236,225
Hanmi Financial Corp.	23,425	664,099

INVESTMENTS	SHARES	VALUE($)

Banks — continued
Hilltop Holdings, Inc.	9,400	207,458
Hope Bancorp, Inc.	41,992	748,717
Howard Bancorp, Inc.*	900	16,200
IBERIABANK Corp.	3,775	286,145
NBT Bancorp, Inc.	2,071	79,009
Northeast Bancorp	2,700	58,860
Pacific Mercantile Bancorp*	3,400	33,150
PacWest Bancorp	16,933	836,829
Popular, Inc. (Puerto Rico)	38,000	1,717,980
Preferred Bank	7,300	448,658
Premier Financial Bancorp, Inc.	1,700	31,739
Shore Bancshares, Inc.	4,300	81,786
Sierra Bancorp	1,950	55,068
SVB Financial Group*	1,000	288,760
TCF Financial Corp.	65,700	1,617,534
Towne Bank	1,377	44,202
TriCo Bancshares	3,000	112,350
TriState Capital Holdings, Inc.*	4,900	127,890
Triumph Bancorp, Inc.*	4,200	171,150
United Community Banks, Inc.	12,300	377,241
Wintrust Financial Corp.	18,400	1,601,720
Zions Bancorp	14,300	753,467

		19,538,944

Biotechnology — 7.0%
Acorda Therapeutics, Inc.*	6,500	186,550
Aduro Biotech, Inc.*	42,500	297,500
Akebia Therapeutics, Inc.*	23,700	236,526
Allena Pharmaceuticals, Inc.*	17,900	233,237
AMAG Pharmaceuticals, Inc.*	34,300	668,850
Amicus Therapeutics, Inc.*	40,100	626,362
AnaptysBio, Inc.*	4,400	312,576
Aptinyx, Inc.*	600	14,502
Audentes Therapeutics, Inc.*	10,200	389,742
Bellicum Pharmaceuticals, Inc.*	65,700	484,866
Bluebird Bio, Inc.*	4,500	706,275
Blueprint Medicines Corp.*	5,800	368,184
Cara Therapeutics, Inc.*	11,700	224,055
Catalyst Pharmaceuticals, Inc.*	83,900	261,768
Coherus Biosciences, Inc.*	34,100	477,400
Concert Pharmaceuticals, Inc.*	13,200	222,156
Dynavax Technologies Corp.*	23,200	353,800
Esperion Therapeutics, Inc.*	6,100	239,059
FibroGen, Inc.*	8,600	538,360
Forty Seven, Inc.*	9,800	156,800
Heron Therapeutics, Inc.*	19,100	742,035
Homology Medicines, Inc.*	15,500	316,200

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Biotechnology — continued
Jounce Therapeutics, Inc.*	16,300	124,858
Loxo Oncology, Inc.*	4,800	832,704
Madrigal Pharmaceuticals, Inc.*	1,800	503,442
Mersana Therapeutics, Inc.*	13,600	242,896
Ra Pharmaceuticals, Inc.*	21,600	214,920
Radius Health, Inc.*	1,900	55,993
Rhythm Pharmaceuticals, Inc.*	14,000	437,640
Rigel Pharmaceuticals, Inc.*	61,100	172,913
Sage Therapeutics, Inc.*	3,800	594,814
Sarepta Therapeutics, Inc.*	7,700	1,017,786
Selecta Biosciences, Inc.*	28,146	372,934
Spark Therapeutics, Inc.*	3,800	314,488
Synergy Pharmaceuticals, Inc.*	36,100	62,814
Syros Pharmaceuticals, Inc.*	36,600	373,686
TESARO, Inc.*	2,400	106,728
Xencor, Inc.*	7,700	284,977

		13,770,396

Building Products — 0.5%
Universal Forest Products, Inc.	25,800	944,796

Capital Markets — 1.0%
BGC Partners, Inc., Class A	58,000	656,560
BrightSphere Investment Group plc	29,900	426,374
Houlihan Lokey, Inc.	5,700	291,954
INTL. FCStone, Inc.*	1,200	62,052
Investment Technology Group, Inc.	15,700	328,444
Piper Jaffray Cos.	2,500	192,125
Pzena Investment Management, Inc., Class A	4,600	42,366
Stifel Financial Corp.	1,300	67,925

		2,067,800

Chemicals — 1.5%
Chemours Co. (The)	6,500	288,340
FutureFuel Corp.	12,600	176,526
OMNOVA Solutions, Inc.*	10,000	104,000
Rayonier Advanced Materials, Inc.	11,700	199,953
Trinseo SA	29,700	2,107,215

		2,876,034

Commercial Services & Supplies — 2.6%
ABM Industries, Inc.	9,700	283,046
ACCO Brands Corp.	101,100	1,400,235
BrightView Holdings, Inc.*	14,000	307,300
Essendant, Inc.	18,300	241,926
Herman Miller, Inc.	1,800	61,020
Kimball International, Inc., Class B	8,400	135,744
Knoll, Inc.	3,600	74,916

INVESTMENTS	SHARES	VALUE($)

Commercial Services & Supplies — continued
LSC Communications, Inc.	36,500	571,590
Quad/Graphics, Inc.	82,300	1,714,309
Steelcase, Inc., Class A	20,900	282,150
VSE Corp.	1,100	52,558

		5,124,794

Communications Equipment — 0.7%
Ciena Corp.*	27,300	723,723
Plantronics, Inc.	9,800	747,250

		1,470,973

Construction & Engineering — 2.4%
Comfort Systems USA, Inc.	1,200	54,960
EMCOR Group, Inc.	16,275	1,239,830
HC2 Holdings, Inc.*	114,000	666,900
KBR, Inc.	77,500	1,388,800
MasTec, Inc.*	22,400	1,136,800
Sterling Construction Co., Inc.*	12,000	156,360
Tutor Perini Corp.*	9,018	166,382

		4,810,032

Consumer Finance — 1.9%
Enova International, Inc.*	8,200	299,710
FirstCash, Inc.	20,320	1,825,752
Green Dot Corp., Class A*	20,900	1,533,851

		3,659,313

Containers & Packaging — 0.3%
Berry Global Group, Inc.*	8,459	388,606
Graphic Packaging Holding Co.	15,500	224,905

		613,511

Distributors — 0.1%
Funko, Inc., Class A*	18,600	233,430

Diversified Consumer Services — 0.7%
Capella Education Co.	1,300	128,310
Grand Canyon Education, Inc.*	5,400	602,694
K12, Inc.*	14,800	242,276
Weight Watchers International, Inc.*	4,200	424,620

		1,397,900

Diversified Financial Services — 0.1%
Cannae Holdings, Inc.*	3,400	63,070
Marlin Business Services Corp.	1,900	56,715

		119,785

Diversified Telecommunication Services — 0.1%
Ooma, Inc.*	21,400	302,810

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Electric Utilities — 1.2%
IDACORP, Inc.	4,000	368,960
MGE Energy, Inc.	2,450	154,473
PNM Resources, Inc.	5,500	213,950
Portland General Electric Co.	25,975	1,110,691
Spark Energy, Inc., Class A	50,000	487,500

		2,335,574

Electrical Equipment — 0.4%
Atkore International Group, Inc.*	14,500	301,165
EnerSys	4,100	306,024
Regal Beloit Corp.	2,400	196,320

		803,509

Electronic Equipment, Instruments & Components — 4.2%
Benchmark Electronics, Inc.	31,600	921,140
Fitbit, Inc., Class A*	14,900	97,297
Insight Enterprises, Inc.*	27,300	1,335,789
KEMET Corp.*	47,700	1,151,955
Kimball Electronics, Inc.*	19,025	348,157
Littelfuse, Inc.	1,700	387,906
Methode Electronics, Inc.	15,600	628,680
Plexus Corp.*	1,900	113,126
Sanmina Corp.*	40,600	1,189,580
Tech Data Corp.*	23,700	1,946,244
Vishay Precision Group, Inc.*	6,500	247,975

		8,367,849

Energy Equipment & Services — 1.2%
C&J Energy Services, Inc.*	4,100	96,760
Exterran Corp.*	17,900	448,216
FTS International, Inc.*	13,500	192,240
Mammoth Energy Services, Inc.*	1,800	61,128
Matrix Service Co.*	17,900	328,465
McDermott International, Inc.*	18,633	366,138
Oil States International, Inc.*	19,600	629,160
PHI, Inc. (Non-Voting)*	4,600	46,782
RigNet, Inc.*	23,900	246,170

		2,415,059

Equity Real Estate Investment Trusts (REITs) — 6.2%
American Assets Trust, Inc.	5,700	218,253
Armada Hoffler Properties, Inc.	55,600	828,440
Ashford Hospitality Trust, Inc.	103,400	837,540
Braemar Hotels & Resorts, Inc.	18,400	210,128
Chatham Lodging Trust	6,300	133,686
Chesapeake Lodging Trust	7,300	230,972
CoreCivic, Inc.	9,900	236,511

INVESTMENTS	SHARES	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued
CorEnergy Infrastructure Trust, Inc.	700	26,320
CoreSite Realty Corp.	4,000	443,280
Cousins Properties, Inc.	19,838	192,230
CyrusOne, Inc.	1,700	99,212
DCT Industrial Trust, Inc.	5,943	396,576
DiamondRock Hospitality Co.	24,400	299,632
Education Realty Trust, Inc.	933	38,720
First Industrial Realty Trust, Inc.	30,200	1,006,868
Franklin Street Properties Corp.	2,200	18,832
GEO Group, Inc. (The)	55,150	1,518,831
Getty Realty Corp.	18,100	509,877
Highwoods Properties, Inc.	5,000	253,650
Hudson Pacific Properties, Inc.	3,900	138,177
InfraREIT, Inc.	6,700	148,539
LaSalle Hotel Properties	5,900	201,957
New Senior Investment Group, Inc.	4,900	37,093
NexPoint Residential Trust, Inc.	15,172	431,643
Preferred Apartment Communities, Inc., Class A	15,200	258,248
PS Business Parks, Inc.	1,275	163,838
Ramco-Gershenson Properties Trust	16,200	214,002
Retail Opportunity Investments Corp.	19,200	367,872
Rexford Industrial Realty, Inc.	15,600	489,684
RLJ Lodging Trust	14,800	326,340
Summit Hotel Properties, Inc.	34,000	486,540
Sun Communities, Inc.	1,800	176,184
Sunstone Hotel Investors, Inc.	31,225	518,960
Tier REIT, Inc.	12,300	292,494
Xenia Hotels & Resorts, Inc.	15,900	387,324

		12,138,453

Food & Staples Retailing — 0.8%
Performance Food Group Co.*	20,400	748,680
SpartanNash Co.	21,780	555,826
US Foods Holding Corp.*	7,500	283,650

		1,588,156

Food Products — 0.6%
Dean Foods Co.	24,200	254,342
Pilgrim’s Pride Corp.*	19,400	390,522
Pinnacle Foods, Inc.	2,700	175,662
Sanderson Farms, Inc.	2,300	241,845
TreeHouse Foods, Inc.*	1,700	89,267

		1,151,638

Gas Utilities — 0.7%
New Jersey Resources Corp.	9,400	420,650

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Gas Utilities — continued
Southwest Gas Holdings, Inc.	8,800	671,176
WGL Holdings, Inc.	3,200	284,000

		1,375,826

Health Care Equipment & Supplies — 3.1%
Globus Medical, Inc., Class A*	3,900	196,794
Haemonetics Corp.*	26,400	2,367,552
Inogen, Inc.*	4,200	782,586
Integer Holdings Corp.*	29,300	1,894,245
Lantheus Holdings, Inc.*	44,600	648,930
Masimo Corp.*	2,100	205,065

		6,095,172

Health Care Providers & Services — 4.2%
Addus HomeCare Corp.*	15,600	893,100
American Renal Associates Holdings, Inc.*	9,200	145,084
Cross Country Healthcare, Inc.*	49,300	554,625
Diplomat Pharmacy, Inc.*	22,800	582,768
Encompass Health Corp.	15,200	1,029,344
Envision Healthcare Corp.*	1,613	70,988
Molina Healthcare, Inc.*	20,900	2,046,946
Owens & Minor, Inc.	17,100	285,741
RadNet, Inc.*	21,100	316,500
Surgery Partners, Inc.*	7,375	109,888
Tenet Healthcare Corp.*	45,900	1,540,863
WellCare Health Plans, Inc.*	2,500	615,600

		8,191,447

Hotels, Restaurants & Leisure — 1.4%
Bloomin’ Brands, Inc.	56,700	1,139,670
Dine Brands Global, Inc.	5,000	374,000
Pinnacle Entertainment, Inc.*	23,800	802,774
Ruth’s Hospitality Group, Inc.	14,200	398,310

		2,714,754

Household Durables — 1.9%
Beazer Homes USA, Inc.*	37,300	550,175
Hamilton Beach Brands Holding Co., Class A	1,400	40,670
Helen of Troy Ltd.*	9,800	964,810
Hooker Furniture Corp.	6,200	290,780
KB Home	22,900	623,796
Lifetime Brands, Inc.	11,000	139,150
Taylor Morrison Home Corp., Class A*	59,500	1,236,410

		3,845,791

Household Products — 0.3%
Central Garden & Pet Co., Class A*	17,000	687,990

INVESTMENTS	SHARES	VALUE($)

Independent Power and Renewable Electricity Producers — 0.8%
Atlantic Power Corp.*	32,400	71,280
NRG Yield, Inc., Class A	3,100	52,855
NRG Yield, Inc., Class C	47,700	820,440
Ormat Technologies, Inc.	7,500	398,925
Vistra Energy Corp.*	6,641	157,126

		1,500,626

Insurance — 2.2%
American Equity Investment Life Holding Co.	28,400	1,022,400
CNO Financial Group, Inc.	36,900	702,576
First American Financial Corp.	7,900	408,588
HCI Group, Inc.	4,200	174,594
Kinsale Capital Group, Inc.	6,700	367,562
National General Holdings Corp.	3,800	100,054
Selective Insurance Group, Inc.	2,600	143,000
Stewart Information Services Corp.	11,100	478,077
United Fire Group, Inc.	2,900	158,079
Universal Insurance Holdings, Inc.	22,600	793,260

		4,348,190

Internet & Direct Marketing Retail — 1.1%
Groupon, Inc.*	56,100	241,230
Liberty Expedia Holdings, Inc., Class A*	18,000	790,920
Liberty TripAdvisor Holdings, Inc., Class A*	52,600	846,860
Shutterfly, Inc.*	2,900	261,087

		2,140,097

Internet Software & Services — 2.4%
Apptio, Inc., Class A*	12,400	448,880
Blucora, Inc.*	38,100	1,409,700
DocuSign, Inc.*	4,300	227,685
Etsy, Inc.*	6,400	270,016
Five9, Inc.*	9,200	318,044
Limelight Networks, Inc.*	69,300	309,771
New Relic, Inc.*	8,700	875,133
Nutanix, Inc., Class A*	7,400	381,618
QuinStreet, Inc.*	17,100	217,170
SendGrid, Inc.*	1,600	42,432
Web.com Group, Inc.*	6,100	157,685

		4,658,134

IT Services — 2.1%
CACI International, Inc., Class A*	4,000	674,200
ServiceSource International, Inc.*	28,500	112,290
Sykes Enterprises, Inc.*	9,700	279,166
Travelport Worldwide Ltd.	99,300	1,841,022

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
IT Services — continued
Unisys Corp.*	55,500	715,950
Virtusa Corp.*	8,800	428,384

		4,051,012

Machinery — 3.4%
Barnes Group, Inc.	4,000	235,600
Columbus McKinnon Corp.	13,500	585,360
Federal Signal Corp.	11,100	258,519
Global Brass & Copper Holdings, Inc.	35,800	1,122,330
Greenbrier Cos., Inc. (The)	3,700	195,175
Hurco Cos., Inc.	1,300	58,175
Hyster-Yale Materials Handling, Inc.	2,700	173,475
Kadant, Inc.	5,200	499,980
Meritor, Inc.*	66,000	1,357,620
Milacron Holdings Corp.*	24,900	471,357
SPX FLOW, Inc.*	3,200	140,064
Standex International Corp.	900	91,980
TriMas Corp.*	6,700	196,980
Wabash National Corp.	58,100	1,084,146
Watts Water Technologies, Inc., Class A	2,200	172,480

		6,643,241

Marine — 0.2%
Costamare, Inc. (Monaco)	43,900	350,322

Media — 1.0%
Gannett Co., Inc.	75,800	811,060
Gray Television, Inc.*	26,500	418,700
MDC Partners, Inc., Class A*	30,500	140,300
Nexstar Media Group, Inc., Class A	1,900	139,460
Sinclair Broadcast Group, Inc., Class A	16,500	530,475

		2,039,995

Metals & Mining — 0.8%
AK Steel Holding Corp.*	46,000	199,640
Cleveland-Cliffs, Inc.*	37,000	311,910
Commercial Metals Co.	13,100	276,541
Ramaco Resources, Inc.*	14,300	99,528
Ryerson Holding Corp.*	9,600	107,040
Warrior Met Coal, Inc.	20,400	562,428
Worthington Industries, Inc.	3,000	125,910

		1,682,997

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Capstead Mortgage Corp.	6,300	56,385
Invesco Mortgage Capital, Inc.	3,600	57,240
Redwood Trust, Inc.	42,100	693,387

		807,012

INVESTMENTS	SHARES	VALUE($)

Multiline Retail — 0.2%
BJ’s Wholesale Club Holdings, Inc.*	16,100	380,765

Oil, Gas & Consumable Fuels — 3.9%
Abraxas Petroleum Corp.*	144,900	418,761
Arch Coal, Inc., Class A	5,100	399,993
Delek US Holdings, Inc.	42,400	2,127,208
Denbury Resources, Inc.*	198,100	952,861
EP Energy Corp., Class A*	24,500	73,500
NACCO Industries, Inc., Class A	1,200	40,500
Peabody Energy Corp.	31,300	1,423,524
Renewable Energy Group, Inc.*	35,100	626,535
REX American Resources Corp.*	400	32,388
SRC Energy, Inc.*	26,900	296,438
W&T Offshore, Inc.*	187,300	1,339,195

		7,730,903

Paper & Forest Products — 1.5%
Boise Cascade Co.	9,300	415,710
Louisiana-Pacific Corp.	20,300	552,566
Schweitzer-Mauduit International, Inc.	21,600	944,352
Verso Corp., Class A*	46,100	1,003,136

		2,915,764

Personal Products — 0.1%
USANA Health Sciences, Inc.*	1,000	115,300

Pharmaceuticals — 1.7%
Aclaris Therapeutics, Inc.*	17,000	339,490
Amphastar Pharmaceuticals, Inc.*	5,500	83,930
Assembly Biosciences, Inc.*	7,300	286,233
Endo International plc*	31,900	300,817
Horizon Pharma plc*	58,500	968,760
Medicines Co. (The)*	2,000	73,400
Phibro Animal Health Corp., Class A	7,100	326,955
resTORbio, Inc.*	7,600	69,540
Revance Therapeutics, Inc.*	4,000	109,800
TherapeuticsMD, Inc.*	68,100	424,944
WaVe Life Sciences Ltd.*	8,500	325,125

		3,308,994

Professional Services — 3.5%
Barrett Business Services, Inc.	17,600	1,699,632
CRA International, Inc.	3,300	167,937
Heidrick & Struggles International, Inc.	8,300	290,500
ICF International, Inc.	6,200	440,510
Insperity, Inc.	24,600	2,343,150
Kelly Services, Inc., Class A	1,300	29,185
Kforce, Inc.	1,900	65,170
Korn/Ferry International	4,000	247,720

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Professional Services — continued
TriNet Group, Inc.*	11,400	637,716
TrueBlue, Inc.*	34,000	916,300

		6,837,820

Road & Rail — 1.3%
ArcBest Corp.	36,700	1,677,190
Avis Budget Group, Inc.*	14,100	458,250
Covenant Transportation Group, Inc., Class A*	3,100	97,650
Schneider National, Inc., Class B	6,900	189,819
Universal Logistics Holdings, Inc.	1,800	47,250
YRC Worldwide, Inc.*	2,300	23,115

		2,493,274

Semiconductors & Semiconductor Equipment — 2.2%
Advanced Energy Industries, Inc.*	9,100	528,619
Alpha & Omega Semiconductor Ltd.*	19,550	278,392
Cohu, Inc.	20,900	512,259
Cypress Semiconductor Corp.	44,215	688,870
Ichor Holdings Ltd.*	14,600	309,812
Rudolph Technologies, Inc.*	4,800	142,080
Sigma Designs, Inc.*	12,100	73,810
SMART Global Holdings, Inc.*	36,700	1,169,629
Ultra Clean Holdings, Inc.*	38,200	634,120

		4,337,591

Software — 3.3%
Carbon Black, Inc.*	2,700	70,200
CommVault Systems, Inc.*	4,500	296,325
Domo, Inc., Class B*	15,900	434,070
Imperva, Inc.*	12,000	579,000
MicroStrategy, Inc., Class A*	1,800	229,950
Pegasystems, Inc.	2,700	147,960
Pivotal Software, Inc., Class A*	12,100	293,667
Pluralsight, Inc., Class A*	33,800	826,410
QAD, Inc., Class A	1,800	90,270
Qualys, Inc.*	5,800	488,940
RingCentral, Inc., Class A*	18,018	1,267,566
SailPoint Technologies Holding, Inc.*	16,600	407,364
Smartsheet, Inc., Class A*	19,800	514,206
Synchronoss Technologies, Inc.*	38,310	236,373
TiVo Corp.	33,000	443,850
Zscaler, Inc.*	7,100	253,825

		6,579,976

Specialty Retail — 2.9%
Abercrombie & Fitch Co., Class A	14,700	359,856
Asbury Automotive Group, Inc.*	1,600	109,680

INVESTMENTS	SHARES	VALUE($)

Specialty Retail — continued
Caleres, Inc.	19,200	660,288
Children’s Place, Inc. (The)	6,200	748,960
Conn’s, Inc.*	6,700	221,100
Express, Inc.*	12,900	118,035
Group 1 Automotive, Inc.	4,800	302,400
Hudson Ltd., Class A (United Kingdom)*	27,600	482,724
Office Depot, Inc.	290,045	739,615
Party City Holdco, Inc.*	17,000	259,250
RH*	1,600	223,520
Tailored Brands, Inc.	60,500	1,543,960

		5,769,388

Textiles, Apparel & Luxury Goods — 0.9%
Deckers Outdoor Corp.*	6,000	677,340
Fossil Group, Inc.*	36,100	970,007
Perry Ellis International, Inc.*	6,400	173,888

		1,821,235

Thrifts & Mortgage Finance — 0.9%
BankFinancial Corp.	2,900	51,185
HomeStreet, Inc.*	6,500	175,175
Meta Financial Group, Inc.	5,200	506,480
MGIC Investment Corp.*	28,100	301,232
OceanFirst Financial Corp.	8,200	245,672
PennyMac Financial Services, Inc., Class A*	6,100	119,865
Radian Group, Inc.	6,000	97,320
Walker & Dunlop, Inc.	6,100	339,465

		1,836,394

Tobacco — 0.1%
Turning Point Brands, Inc.	7,600	242,440

Trading Companies & Distributors — 1.0%
Applied Industrial Technologies, Inc.	6,000	420,900
GMS, Inc.*	8,200	222,138
MRC Global, Inc.*	47,300	1,024,991
Titan Machinery, Inc.*	9,200	143,060
Veritiv Corp.*	2,100	83,685

		1,894,774

Water Utilities — 0.0% (a)
Consolidated Water Co. Ltd. (Cayman Islands)	1,700	21,930

Total Common Stocks (Cost $137,620,526)		189,702,677

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	NO. OF WARRANTS	VALUE($)
Warrants — 0.0%
Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75*‡ (Cost $—)	355	—

	SHARES
Short-term Investments — 4.2%
Investment Companies — 4.2%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $8,342,545)	8,342,545	8,342,545

Total Investments — 100.5% (Cost $145,963,071)		198,045,222
Liabilities in Excess of Other Assets — (0.5)%		(1,049,396)

Net Assets — 100.0%		$196,995,826

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	83	09/2018	USD	6,837,125	(71,311)

					(71,311)

Abbreviations

REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Amount rounds to less than 0.05% of net assets.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$189,702,677
Investments in affiliates, at value	8,342,545
Cash	23,334
Deposits at broker for futures contracts	330,000
Receivables:
Investment securities sold	99,811
Portfolio shares sold	382,688
Dividends from non-affiliates	164,485
Dividends from affiliates	6,928

Total Assets	199,052,468

LIABILITIES:
Payables:
Investment securities purchased	1,698,232
Portfolio shares redeemed	191,272
Variation margin on futures contracts	10,285
Accrued liabilities:
Investment advisory fees	106,029
Administration fees	13,265
Distribution fees	248
Custodian and accounting fees	1,434
Trustees’ and Chief Compliance Officer’s fees	275
Other	35,602

Total Liabilities	2,056,642

Net Assets	$196,995,826

NET ASSETS:
Paid-in-Capital	$132,623,843
Accumulated undistributed net investment income	489,659
Accumulated net realized gains (losses)	11,871,484
Net unrealized appreciation (depreciation)	52,010,840

Total Net Assets	$196,995,826

Net Assets:
Class 1	$195,559,318
Class 2	1,436,508

Total	$196,995,826

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	7,551,948
Class 2	55,915

Net Asset Value, offering and redemption price per share (a):
Class 1	$25.90
Class 2	25.69

Cost of investments in non-affiliates	$137,620,526
Cost of investments in affiliates	8,342,545

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2018 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,216,575
Dividend income from affiliates	27,994
Interest income from non-affiliates	1

Total investment income	1,244,570

EXPENSES:
Investment advisory fees	617,869
Administration fees	77,106
Distribution fees — Class 2	1,416
Custodian and accounting fees	23,066
Professional fees	25,554
Trustees’ and Chief Compliance Officer’s fees	12,728
Printing and mailing costs	18,616
Transfer agency fees — Class 1	2,379
Transfer agency fees — Class 2	138
Other	8,234

Total expenses	787,106

Less fees waived	(4,849)

Net expenses	782,257

Net investment income (loss)	462,313

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,440,157
Futures contracts	299,831

Net realized gain (loss)	12,739,988

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,800,336
Futures contracts	(56,024)

Change in net unrealized appreciation/depreciation	1,744,312

Net realized/unrealized gains (losses)	14,484,300

Change in net assets resulting from operations	$14,946,613

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Small Cap Core Portfolio
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$462,313	$711,248
Net realized gain (loss)	12,739,988	12,456,575
Change in net unrealized appreciation/depreciation	1,744,312	12,369,850

Change in net assets resulting from operations	14,946,613	25,537,673

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(705,153)	(572,218)
From net realized gains	(12,098,776)	(1,256,277)
Class 2
From net investment income	(785)	(1,794)
From net realized gains	(73,959)	(10,866)

Total distributions to shareholders	(12,878,673)	(1,841,155)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,631,174	3,529,189

NET ASSETS:
Change in net assets	6,699,114	27,225,707
Beginning of period	190,296,712	163,071,005

End of period	$196,995,826	$190,296,712

Accumulated undistributed net investment income	$489,659	$733,284

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$13,696,397	$40,588,699
Distributions reinvested	12,803,929	1,828,495
Cost of shares redeemed	(22,182,226)	(38,267,557)

Change in net assets resulting from Class 1 capital transactions	$4,318,100	$4,149,637

Class 2
Proceeds from shares issued	$284,727	$148,469
Distributions reinvested	74,744	12,660
Cost of shares redeemed	(46,397)	(781,577)

Change in net assets resulting from Class 2 capital transactions	$313,074	$(620,448)

Total change in net assets resulting from capital transactions	$4,631,174	$3,529,189

SHARE TRANSACTIONS:
Class 1
Issued	521,234	1,735,157
Reinvested	495,892	80,057
Redeemed	(842,972)	(1,619,403)

Change in Class 1 Shares	174,154	195,811

Class 2
Issued	11,084	6,269
Reinvested	2,917	558
Redeemed	(1,782)	(33,547)

Change in Class 2 Shares	12,219	(26,720)

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Six Months Ended June 30, 2018 (Unaudited)	$25.64	$0.06		$2.01	$2.07	$(0.10)	$(1.71)	$(1.81)
Year Ended December 31, 2017	22.49	0.10		3.30	3.40	(0.08)	(0.17)	(0.25)
Year Ended December 31, 2016	20.56	0.09		3.65	3.74	(0.11)	(1.70)	(1.81)
Year Ended December 31, 2015	24.06	0.13		(1.19)	(1.06)	(0.03)	(2.41)	(2.44)
Year Ended December 31, 2014	24.03	0.04		1.98	2.02	(0.03)	(1.96)	(1.99)
Year Ended December 31, 2013	16.98	0.05	(f)	7.11	7.16	(0.11)	—	(0.11)

Class 2
Six Months Ended June 30, 2018 (Unaudited)	25.41	0.03		1.98	2.01	(0.02)	(1.71)	(1.73)
Year Ended December 31, 2017	22.30	0.02		3.29	3.31	(0.03)	(0.17)	(0.20)
Year Ended December 31, 2016	20.38	0.04		3.62	3.66	(0.04)	(1.70)	(1.74)
Year Ended December 31, 2015	23.90	0.07		(1.18)	(1.11)	—	(2.41)	(2.41)
Year Ended December 31, 2014	23.91	(0.02)		1.97	1.95	—	(1.96)	(1.96)
Year Ended December 31, 2013	16.90	(0.01	)(f)	7.09	7.08	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.01 and $(0.05) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.03% and (0.24)% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.90	8.11%	$195,559,318	0.82%	0.49%		0.83%	28%
25.64	15.23	189,186,215	0.83	0.40		0.83	51
22.49	20.21	161,500,800	0.87	0.46		0.87	55
20.56	(5.28)	122,865,455	0.85	0.56		0.86	52
24.06	9.59	111,175,638	0.87	0.19		0.87	54
24.03	42.38	105,229,638	0.90	0.24	(f)	0.91	56

25.69	7.93	1,436,508	1.09	0.22		1.10	28
25.41	14.93	1,110,497	1.09	0.10		1.10	51
22.30	19.88	1,570,205	1.12	0.20		1.13	55
20.38	(5.55)	1,220,572	1.14	0.30		1.15	52
23.90	9.30	1,600,865	1.12	(0.09)		1.13	54
23.91	42.02	2,154,402	1.16	(0.03	)(f)	1.16	56

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long-term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$198,045,222	$—	$—	(b)	$198,045,222

Depreciation in Other Financial Instruments
Futures Contracts	$(71,311)	$—	$—		$(71,311)

(a)	All portfolio holdings designated in level 1 and level 3 are disclosed individually in the SOI. Level 3 consists of warrants. Please refer to the SOI for industry specifics of the portfolio holdings.
(b)	Value is zero.

There were no transfers among any levels during the six months ended June 30, 2018.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$4,373,306
Ending Notional Balance Long	6,837,125

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2018, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration Fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the six months ended June 30, 2018 and is in place until at least April 30, 2019.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

For the six months ended June 30, 2018, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees
$1,327

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2018 was $3,522.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During for the six months ended June 30, 2018, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2018, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$52,072,615	$63,178,065

During the six months ended June 30, 2018, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$145,963,071	$57,920,833	$5,909,993	$52,010,840

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2018.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2018, the Portfolio had two omnibus accounts which collectively represented 58.0% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,081.10	$4.23	0.82%
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class 2
Actual	1,000.00	1,079.30	5.62	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved June 2018.	SAN-JPMITSCCP-618

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2018 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 6, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy outpaced growth in other developed market nations even as investor concerns about rising interest rates and global trade tensions increasingly weighed on financial markets during the six months ended June 30, 2018.

“The outlook for the U.S. economy remained positive at the end of the reporting period amid buoyant consumer sentiment and investor expectations for further corporate earnings growth.”— George C.W. Gatch

Corporate profits remained strong throughout the reporting period and U.S. gross domestic product (GDP) growth accelerated from 2.2% in the first quarter of 2018 to 4.1% in the second quarter, the biggest increase in nearly four years. U.S. labor markets tightened further and the unemployment rate sank below 4% in April and May. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response to the overall strength of the economy, the U.S. Federal Reserve raised interest rates in March and June.

Equity prices in the U.S. surged higher in January before a sharp sell-off in early February snapped a streak of 15 consecutive months of record closing highs for the Standard & Poor’s 500 Index. Over several days the index lost more than 10% of its value, a decline that was the fastest peak-to-trough drop in the history of the index. Bond prices also fell sharply and the rout in U.S. financial markets spread to other developed market equities and bonds.

In subsequent months, U.S. equity prices rebounded somewhat but never fully recovered during the remainder of the reporting period and financial market volatility remained elevated through June 2018.

Meanwhile, economic growth in the European Union showed signs of slowing during the reporting period. The European Central Bank said it planned no interest rate increases until mid-2019, but it began to reduce stimulus measures in January 2018. China’s economy maintained a steady expansion, as the government sought to restrain financial market speculation, while also supporting growth in consumer spending.

The outlook for the U.S. economy remained positive at the end of the reporting period amid buoyant consumer sentiment and investor expectations for further corporate earnings growth. While wage growth remained stubbornly low, the U.S. unemployment rate stood at its lowest level in decades. The economies of other developed market nations appear poised for continued moderate economic growth, rising corporate profits and low or declining unemployment rates. However, the nascent trade war between the U.S. and China, involving tariffs on billions of dollars’ worth of goods, could begin to weigh on corporate profits and economic growth.

We believe investors who remain focused on a well-diversified portfolio and long-term results may be rewarded by a global investment environment that remains largely positive. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	1.83%
S&P 500 Index **	2.65%

Net Assets as of 6/30/2018	$110,325,008

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Equity markets in the U.S. provided modest positive returns for the reporting period amid increased market volatility and investor concerns about U.S.-driven trade tensions. Equity prices were supported by corporate earnings growth and the continued U.S. economic expansion. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards.

In January 2018, the Standard & Poor’s 500 Index (the “S&P 500”) reached four record high closings, but would not return to its January 26 peak for the remainder of the reporting period. In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks. For the six months ended June 30, 2018, the S&P 500 returned 2.65%.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the S&P 500 (the “Benchmark”) for the six months ended June 30, 2018. Relative to the Benchmark, the Portfolio’s security selection in the media and insurance sectors was a leading detractor from performance, while the Portfolio’s security selection in the energy and consumer stable sectors were leading contributors to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Walt Disney Co. and Alphabet Inc., and its underweight position in Netflix Communications Inc. Shares of Walt Disney, an entertainment and media company, fell amid its prolonged effort to acquire the entertainment assets of 21st Century Fox Inc. Shares of Alphabet Inc., the parent company of Google, lagged behind other media sector stocks after the company reported narrowing profit margins and higher spending on acquisitions and one-time costs.

Shares of Netflix, an Internet provider of entertainment, rose amid growth in subscriptions and revenue.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Boston Scientific Co., Northrop Grumman Co. and UnitedHealth Group Inc. Shares of Boston Scientific, a developer and manufacturer of medical devices, rose on news reports that Stryker Corp. sought to acquire the company. Shares of Northrop Grumman, an aerospace and defense company, rose after the company reported better-than-expected revenue growth for the first quarter of 2018 and raised its earnings forecast for the full year 2018. UnitedHealth Group Inc., a health insurer, rose amid continued growth in earnings and revenue.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio’s largest overweight position compared with the Benchmark was in the banking and brokerages sector and its largest underweight position was in the real estate investment trusts sector.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	4.3%
2.	Amazon.com, Inc.	3.4
3.	Apple, Inc.	3.1
4.	Alphabet, Inc., Class A	2.8
5.	UnitedHealth Group, Inc.	2.6
6.	Bank of America Corp.	2.6
7.	Pfizer, Inc.	2.1
8.	Visa, Inc., Class A	2.0
9.	Citigroup, Inc.	1.9
10.	Johnson & Johnson	1.9

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	26.8%
Health Care	15.0
Consumer Discretionary	14.4
Financials	13.5
Industrials	10.8
Energy	6.8
Consumer Staples	5.0
Utilities	2.7
Materials	2.0
Real Estate	1.2
Telecommunication Services	1.2
Short-Term Investments	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2018. The Portfolio’s composition is subject to change.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	1.83%	13.80%	13.55%	10.76%
CLASS 2 SHARES	August 16, 2006	1.70	13.51	13.27	10.48

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.3%
Aerospace & Defense — 3.3%
Boeing Co. (The)	3,215	1,078,665
General Dynamics Corp.	6,484	1,208,682
L3 Technologies, Inc.	1,424	273,864
Northrop Grumman Corp.	3,174	976,640
United Technologies Corp.	1,183	147,910

		3,685,761

Airlines — 0.3%
Delta Air Lines, Inc.	6,917	342,668

Auto Components — 0.2%
Delphi Technologies plc	3,782	171,930

Automobiles — 0.3%
Ford Motor Co.	29,787	329,742

Banks — 6.6%
Bank of America Corp.	100,932	2,845,273
Citigroup, Inc.	31,839	2,130,666
First Republic Bank	1,899	183,804
Huntington Bancshares, Inc.	24,455	360,956
SunTrust Banks, Inc.	4,651	307,059
SVB Financial Group*	1,144	330,341
Wells Fargo & Co.	14,918	827,054
Zions Bancorp	5,423	285,738

		7,270,891

Beverages — 3.2%
Coca-Cola Co. (The)	37,185	1,630,934
Molson Coors Brewing Co., Class B	5,516	375,309
PepsiCo, Inc.	14,234	1,549,655

		3,555,898

Biotechnology — 1.9%
Biogen, Inc.*	2,777	805,996
Gilead Sciences, Inc.	4,321	306,100
Incyte Corp.*	1,973	132,191
Vertex Pharmaceuticals, Inc.*	4,708	800,172

		2,044,459

Building Products — 0.5%
Allegion plc	4,092	316,557
Masco Corp.	5,194	194,360

		510,917

Capital Markets — 3.0%
Bank of New York Mellon Corp. (The)	15,887	856,786
Charles Schwab Corp. (The)	7,285	372,263
Intercontinental Exchange, Inc.	5,676	417,470
Morgan Stanley	34,962	1,657,199

		3,303,718

INVESTMENTS	SHARES	VALUE($)

Chemicals — 0.7%
DowDuPont, Inc.	9,209	607,057
Eastman Chemical Co.	1,409	140,844

		747,901

Construction Materials — 0.0% (a)
Vulcan Materials Co.	398	51,366

Consumer Finance — 0.5%
Capital One Financial Corp.	6,509	598,177

Containers & Packaging — 1.2%
Ball Corp.	3,735	132,779
Crown Holdings, Inc.*	12,430	556,367
WestRock Co.	11,593	661,033

		1,350,179

Diversified Financial Services — 0.1%
Voya Financial, Inc.	3,181	149,507

Diversified Telecommunication Services — 0.7%
Verizon Communications, Inc.	16,189	814,469

Electric Utilities — 2.3%
American Electric Power Co., Inc.	3,531	244,522
NextEra Energy, Inc.	8,115	1,355,449
Xcel Energy, Inc.	20,283	926,527

		2,526,498

Electrical Equipment — 1.1%
Eaton Corp. plc	15,959	1,192,776

Equity Real Estate Investment Trusts (REITs) — 1.2%
AvalonBay Communities, Inc.	3,227	554,689
Ventas, Inc.	7,440	423,708
Vornado Realty Trust	4,368	322,883

		1,301,280

Food Products — 1.3%
Kraft Heinz Co. (The)	1,525	95,800
Mondelez International, Inc., Class A	32,793	1,344,513

		1,440,313

Health Care Equipment & Supplies — 2.6%
Becton Dickinson and Co.	860	206,022
Boston Scientific Corp.*	32,882	1,075,241
Medtronic plc	13,997	1,198,283
Zimmer Biomet Holdings, Inc.	3,253	362,514

		2,842,060

Health Care Providers & Services — 4.5%
Aetna, Inc.	2,918	535,453
AmerisourceBergen Corp.	2,488	212,152
Cigna Corp.	2,176	369,811

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Health Care Providers & Services — continued
CVS Health Corp.	15,835	1,018,982
UnitedHealth Group, Inc.	11,703	2,871,214

		5,007,612

Hotels, Restaurants & Leisure — 0.2%
Hilton Worldwide Holdings, Inc.	1,270	100,533
Yum! Brands, Inc.	1,353	105,832

		206,365

Household Durables — 0.9%
DR Horton, Inc.	9,075	372,075
Lennar Corp., Class A	11,165	586,162

		958,237

Industrial Conglomerates — 0.6%
Honeywell International, Inc.	4,236	610,196

Insurance — 3.2%
American International Group, Inc.	23,827	1,263,308
Brighthouse Financial, Inc.*	2,912	116,684
Hartford Financial Services Group, Inc. (The)	18,632	952,654
Lincoln National Corp.	5,532	344,367
Principal Financial Group, Inc.	9,212	487,775
Prudential Financial, Inc.	4,465	417,522

		3,582,310

Internet & Direct Marketing Retail — 3.8%
Amazon.com, Inc.*	2,225	3,782,055
Expedia Group, Inc.	1,947	234,010
Netflix, Inc.*	526	205,892

		4,221,957

Internet Software & Services — 6.1%
Alphabet, Inc., Class A*	2,679	3,025,100
Alphabet, Inc., Class C*	1,850	2,063,952
Facebook, Inc., Class A*	8,255	1,604,112

		6,693,164

IT Services — 4.3%
Accenture plc, Class A	7,604	1,243,939
Alliance Data Systems Corp.	2,660	620,312
International Business Machines Corp.	393	54,902
PayPal Holdings, Inc.*	8,274	688,976
Visa, Inc., Class A	16,203	2,146,087

		4,754,216

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	1,870	115,641
Thermo Fisher Scientific, Inc.	1,747	361,873

		477,514

INVESTMENTS	SHARES	VALUE($)

Machinery — 2.0%
Caterpillar, Inc.	7,565	1,026,344
Deere & Co.	1,787	249,823
Ingersoll-Rand plc	3,239	290,635
Snap-on, Inc.	467	75,056
Stanley Black & Decker, Inc.	3,945	523,935

		2,165,793

Media — 3.9%
Charter Communications, Inc., Class A*	3,980	1,166,976
Comcast Corp., Class A	14,252	467,608
Discovery, Inc., Class A*	11,233	308,908
DISH Network Corp., Class A*	12,968	435,854
Walt Disney Co. (The)	18,252	1,912,992

		4,292,338

Multiline Retail — 0.7%
Dollar Tree, Inc.*	9,303	790,755

Multi-Utilities — 0.5%
Public Service Enterprise Group, Inc.	9,269	501,824

Oil, Gas & Consumable Fuels — 6.7%
Concho Resources, Inc.*	507	70,143
Diamondback Energy, Inc.	7,631	1,004,011
EOG Resources, Inc.	14,094	1,753,716
EQT Corp.	6,647	366,781
Marathon Petroleum Corp.	11,555	810,699
Occidental Petroleum Corp.	15,709	1,314,529
Parsley Energy, Inc., Class A*	18,134	549,098
Pioneer Natural Resources Co.	8,332	1,576,748

		7,445,725

Pharmaceuticals — 5.6%
Bristol-Myers Squibb Co.	3,410	188,709
Eli Lilly & Co.	5,708	487,064
Johnson & Johnson	17,403	2,111,680
Merck & Co., Inc.	14,416	875,051
Nektar Therapeutics*	2,543	124,175
Pfizer, Inc.	64,512	2,340,495

		6,127,174

Road & Rail — 2.5%
Norfolk Southern Corp.	10,972	1,655,346
Union Pacific Corp.	7,739	1,096,461

		2,751,807

Semiconductors & Semiconductor Equipment — 6.8%
Analog Devices, Inc.	13,009	1,247,823
Broadcom, Inc.	7,508	1,821,741
Microchip Technology, Inc.	7,043	640,561

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
NVIDIA Corp.	7,053	1,670,856
Texas Instruments, Inc.	18,095	1,994,974
Universal Display Corp.	1,543	132,698

		7,508,653

Software — 6.2%
Microsoft Corp.	47,907	4,724,109
Oracle Corp.	9,992	440,248
salesforce.com, Inc.*	10,153	1,384,869
Workday, Inc., Class A*	2,691	325,934

		6,875,160

Specialty Retail — 3.5%
AutoZone, Inc.*	1,345	902,401
Home Depot, Inc. (The)	6,369	1,242,592
O’Reilly Automotive, Inc.*	4,071	1,113,703
Ross Stores, Inc.	6,954	589,352

		3,848,048

Technology Hardware, Storage & Peripherals — 3.4%
Apple, Inc.	18,713	3,463,963
Hewlett Packard Enterprise Co.	16,354	238,932

		3,702,895

Textiles, Apparel & Luxury Goods — 1.0%
NIKE, Inc., Class B	12,407	988,590
PVH Corp.	743	111,242

		1,099,832

INVESTMENTS	SHARES	VALUE($)

Tobacco — 0.5%
Philip Morris International, Inc.	6,661	537,809

Trading Companies & Distributors — 0.6%
Fastenal Co.	13,200	635,316

Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc.*	7,868	470,113

Total Common Stocks (Cost $84,014,914)		109,495,323

Short-Term Investments — 0.6%
Investment Companies — 0.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $677,813)	677,813	677,813

Total Investments — 99.9% (Cost $84,692,727)		110,173,136
Other Assets Less Liabilities — 0.1%		151,872

Net Assets — 100.0%		$110,325,008

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	2	09/2018	USD	272,160	(1,407)

					(1,407)

Abbreviations

USD	United States Dollar

(a)	Amount rounds to less than 0.05% of net assets.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$109,495,323
Investments in affiliates, at value	677,813
Deposits at broker for futures contracts	45,000
Receivables:
Investment securities sold	1,088,818
Portfolio shares sold	8,599
Dividends from non-affiliates	82,211
Dividends from affiliates	1,950
Variation margin on futures contracts	184

Total Assets	111,399,898

LIABILITIES:
Payables:
Investment securities purchased	908,340
Portfolio shares redeemed	75,738
Accrued liabilities:
Investment advisory fees	45,329
Administration fees	7,368
Distribution fees	3,189
Custodian and accounting fees	3,174
Trustees’ and Chief Compliance Officer’s fees	114
Other	31,638

Total Liabilities	1,074,890

Net Assets	$110,325,008

NET ASSETS:
Paid-in-Capital	$81,178,366
Accumulated undistributed net investment income	414,181
Accumulated net realized gains (losses)	3,253,459
Net unrealized appreciation (depreciation)	25,479,002

Total Net Assets	$110,325,008

Net Assets:
Class 1	$95,143,805
Class 2	15,181,203

Total	$110,325,008

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,291,686
Class 2	531,306

Net Asset Value, offering and redemption price per share (a):
Class 1	$28.90
Class 2	28.57

Cost of investments in non-affiliates	$84,014,914
Cost of investments in affiliates	677,813

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2018 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$873,296
Dividend income from affiliates	9,967
Interest income from non-affiliates	6

Total investment income	883,269

EXPENSES:
Investment advisory fees	306,175
Administration fees	45,157
Distribution fees — Class 2	18,688
Custodian and accounting fees	23,634
Professional fees	24,085
Trustees’ and Chief Compliance Officer’s fees	12,356
Printing and mailing costs	12,094
Transfer agency fees — Class 1	1,036
Transfer agency fees — Class 2	71
Other	5,450

Total expenses	448,746

Less fees waived	(31,584)
Less expense reimbursements	(104)

Net expenses	417,058

Net investment income (loss)	466,211

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,728,591
Futures contracts	18,585

Net realized gain (loss)	4,747,176

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,202,467)
Futures contracts	(5,572)

Change in net unrealized appreciation/depreciation	(3,208,039)

Net realized/unrealized gains (losses)	1,539,137

Change in net assets resulting from operations	$2,005,348

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust U.S. Equity Portfolio
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$466,211	$908,113
Net realized gain (loss)	4,747,176	13,318,306
Change in net unrealized appreciation/depreciation	(3,208,039)	6,996,136

Change in net assets resulting from operations	2,005,348	21,222,555

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(791,102)	(798,168)
From net realized gains	(11,239,054)	(897,055)
Class 2
From net investment income	(95,575)	(94,733)
From net realized gains	(1,838,493)	(138,618)

Total distributions to shareholders	(13,964,224)	(1,928,574)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,723,256	(7,690,499)

NET ASSETS:
Change in net assets	(1,235,620)	11,603,482
Beginning of period	111,560,628	99,957,146

End of period	$110,325,008	$111,560,628

Accumulated undistributed net investment income	$414,181	$834,647

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,337,654	$10,490,572
Distributions reinvested	12,030,156	1,695,223
Cost of shares redeemed	(8,261,515)	(19,596,047)

Change in net assets resulting from Class 1 capital transactions	$8,106,295	$(7,410,252)

Class 2
Proceeds from shares issued	$2,312,643	$3,044,402
Distributions reinvested	1,934,068	233,351
Cost of shares redeemed	(1,629,750)	(3,558,000)

Change in net assets resulting from Class 2 capital transactions	$2,616,961	$(280,247)

Total change in net assets resulting from capital transactions	$10,723,256	$(7,690,499)

SHARE TRANSACTIONS:
Class 1
Issued	132,086	353,589
Reinvested	414,976	58,638
Redeemed	(254,932)	(664,413)

Change in Class 1 Shares	292,130	(252,186)

Class 2
Issued	70,278	104,979
Reinvested	67,483	8,148
Redeemed	(51,438)	(119,787)

Change in Class 2 Shares	86,323	(6,660)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Six Months Ended June 30, 2018 (Unaudited)	$32.43	$0.14	(e)	$0.47	$0.61	$(0.27)	$(3.87)	$(4.14)
Year Ended December 31, 2017	27.03	0.26	(e)	5.69	5.95	(0.26)	(0.29)	(0.55)
Year Ended December 31, 2016	25.50	0.26	(e)	2.42	2.68	(0.25)	(0.90)	(1.15)
Year Ended December 31, 2015	26.75	0.26	(e)	0.01	0.27	(0.30)	(1.22)	(1.52)
Year Ended December 31, 2014	23.71	0.31	(f)	2.96	3.27	(0.23)	—	(0.23)
Year Ended December 31, 2013	17.63	0.21	(e)	6.13	6.34	(0.26)	—	(0.26)

Class 2
Six Months Ended June 30, 2018 (Unaudited)	32.08	0.10	(e)	0.46	0.56	(0.20)	(3.87)	(4.07)
Year Ended December 31, 2017	26.74	0.19	(e)	5.64	5.83	(0.20)	(0.29)	(0.49)
Year Ended December 31, 2016	25.24	0.18	(e)	2.40	2.58	(0.18)	(0.90)	(1.08)
Year Ended December 31, 2015	26.51	0.19	(e)	0.02	0.21	(0.26)	(1.22)	(1.48)
Year Ended December 31, 2014	23.53	0.27	(f)	2.91	3.18	(0.20)	—	(0.20)
Year Ended December 31, 2013	17.54	0.16	(e)	6.08	6.24	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.25 and $0.20 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.88% and 0.72% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$28.90	1.83%	$95,143,805	0.72%	0.87%		0.77%	50%
32.43	22.28	97,286,462	0.75	0.89		0.79	91
27.03	10.98	87,878,389	0.80	0.98		0.80	61
25.50	0.86	86,524,771	0.76	0.98		0.76	63
26.75	13.90	91,227,570	0.78	1.16	(f)	0.80	78
23.71	36.29	87,386,499	0.79	1.02		0.80	80

28.57	1.70	15,181,203	0.97	0.63		1.02	50
32.08	22.04	14,274,166	1.00	0.65		1.03	91
26.74	10.65	12,078,757	1.05	0.73		1.05	61
25.24	0.63	11,384,472	1.01	0.73		1.01	63
26.51	13.61	13,930,084	1.03	1.01	(f)	1.04	78
23.53	35.90	5,623,314	1.02	0.77		1.04	80

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$110,173,136	$—	$—	$110,173,136

Depreciation in Other Financial Instruments
Futures Contracts	$(1,407)	$—	$—	$(1,407)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2018.

B. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Portfolio also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2018:

Futures Contracts:
Average Notional Balance Long	$911,733
Ending Notional Balance Long	272,160

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2018, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the six months ended June 30, 2018 and is in place until at least April 30, 2019.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

For the six months ended June 30, 2018, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$30,061	$55	$30,116	$104

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2018 was $1,468.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2018, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$55,547,987	$57,984,704

During the six months ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$84,692,727	$27,653,492	$2,174,490	$25,479,002

At December 31, 2017, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2018, the Portfolio had three omnibus accounts which collectively represented 66.4% of the Portfolio’s net assets. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example
	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,018.30	$3.60	0.72%
Hypothetical	1,000.00	1,021.22	3.61	0.72
Class 2
Actual	1,000.00	1,017.00	4.85	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	SAN-JPMITUSEP-618

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2018 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 6, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy outpaced growth in other developed market nations even as investor concerns about rising interest rates and global trade tensions increasingly weighed on financial markets during the six months ended June 30, 2018.

“The outlook for the U.S. economy remained positive at the end of the reporting period amid buoyant consumer sentiment and investor expectations for further corporate earnings growth.”— George C.W. Gatch

Corporate profits remained strong throughout the reporting period and U.S. gross domestic product (GDP) growth accelerated from 2.2% in the first quarter of 2018 to 4.1% in the second quarter, the biggest increase in nearly four years. U.S. labor markets tightened further and the unemployment rate sank below 4% in April and May. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response to the overall strength of the economy, the U.S. Federal Reserve raised interest rates in March and June.

Equity prices in the U.S. surged higher in January before a sharp sell-off in early February snapped a streak of 15 consecutive months of record closing highs for the Standard & Poor’s 500 Index. Over several days the index lost more than 10% of its value, a decline that was the fastest peak-to-trough drop in the history of the index. Bond prices also fell sharply and the rout in U.S. financial markets spread to other developed market equities and bonds.

In subsequent months, U.S. equity prices rebounded somewhat but never fully recovered during the remainder of the reporting period and financial market volatility remained elevated through June 2018.

Meanwhile, economic growth in the European Union showed signs of slowing during the reporting period. The European Central Bank said it planned no interest rate increases until mid-2019, but it began to reduce stimulus measures in January 2018. China’s economy maintained a steady expansion, as the government sought to restrain financial market speculation, while also supporting growth in consumer spending.

The outlook for the U.S. economy remained positive at the end of the reporting period amid buoyant consumer sentiment and investor expectations for further corporate earnings growth. While wage growth remained stubbornly low, the U.S. unemployment rate stood at its lowest level in decades. The economies of other developed market nations appear poised for continued moderate economic growth, rising corporate profits and low or declining unemployment rates. However, the nascent trade war between the U.S. and China, involving tariffs on billions of dollars’ worth of goods, could begin to weigh on corporate profits and economic growth.

We believe investors who remain focused on a well-diversified portfolio and long-term results may be rewarded by a global investment environment that remains largely positive. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	(1.99)%
MSCI World Index (net of foreign withholding taxes)	0.43%
Income Builder Composite Benchmark	(0.32)%

Net Assets as of 6/30/2018	$64,620,938

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

Equity markets in the U.S. provided modest positive returns for the reporting period amid increased market volatility and investor concerns about U.S.-driven trade tensions. Equity prices were supported by corporate earnings growth and the continued U.S. economic expansion. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards.

In January 2018, the Standard & Poor’s 500 Index (the “S&P 500”) reached four record high closings, but would not return to its January 26, 2018 peak for the remainder of the reporting period. In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks. Meanwhile, fixed-income securities provided mixed returns. High yield bonds (also known as “junk bonds”) provided small but positive returns while investment grade corporate bonds were negative for the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% Benchmark and 40% Bloomberg Barclays U.S. Aggregate Bond Index, for the six months ended June 30, 2018. The Portfolio’s allocation to emerging market equity securities, which broadly underperformed global equity securities, detracted from performance relative to the Benchmark.

Relative to the Composite, the Portfolio’s allocations to international developed market and emerging market equity were the leading detractors from performance. The Portfolio’s allocations to non-agency mortgages and U.S. high yield debt (also known as “junk bonds”) made a positive contribution to relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to tactically pursue income. The portfolio managers decreased their overall allocation to equity, increasing their position in U.S. equity and reducing their allocations to international developed and emerging markets equity. The portfolio managers also added a dedicated allocation to U.S. agency mortgages and floating rate fixed income, while removing their dedicated allocation to investment grade corporate bonds.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Equity Income Fund Class R6 Shares	6.0%
2.	JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares	3.0
3.	JPMorgan Floating Rate Income Fund Class R6 Shares	2.0
4.	FHLMC Gold Pools, 30 Year, Single Family, Pool # G67708, 3.50%, 3/1/2048	0.8
5.	Novartis AG (Registered), (Switzerland)	0.6
6.	FHLMC Gold Pools, 30 Year, Single Family, Pool # G67706, 3.50%, 12/1/2047	0.6
7.	Pfizer, Inc.	0.6
8.	Coca-Cola Co. (The)	0.5
9.	TOTAL SA, (France)	0.5
10.	FNMA, 30 Year, Single Family, Pool # BM3788, 3.50%, 3/1/2048	0.5

PORTFOLIO COMPOSITION***
Corporate Bonds	36.8%
Common Stocks	33.8
Investment Companies	11.0
Mortgage-Backed Securities	5.2
Asset-Backed Securities	4.3
Collateralized Mortgage Obligations	3.6
Others (each less than 1.0%)	2.6
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Portfolio’s composition is subject to change.

FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	(1.90)%	3.61%	4.82%	4.35%
CLASS 2 SHARES	December 9, 2014	(1.99)	3.44	4.59	4.13

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/09/14 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Bond Index, the Income Builder Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to June 30, 2018. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices, other than the Lipper Variable Underlying Funds Flexible Funds Index, does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI

World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 36.4%
Australia — 0.4%
Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (b) (c) (d)	200,000	203,250
FMG Resources August 2006 Pty. Ltd.
4.75%, 5/15/2022 (c)	21,000	20,265
5.13%, 5/15/2024 (c)	12,000	11,415
Nufarm Australia Ltd. 5.75%, 4/30/2026 (c)	19,000	18,430

		253,360

Brazil — 0.3%
JBS USA LUX SA
7.25%, 6/1/2021 (c)	129,000	130,290
5.75%, 6/15/2025 (c)	50,000	46,313
6.75%, 2/15/2028 (c)	34,000	32,002

		208,605

Canada — 1.9%
1011778 BC ULC 4.25%, 5/15/2024 (c)	39,000	37,050
Athabasca Oil Corp. 9.88%, 2/24/2022 (c)	54,000	55,620
ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (c)	15,000	15,300
Bombardier, Inc.
8.75%, 12/1/2021 (c)	16,000	17,600
6.00%, 10/15/2022 (c)	75,000	74,696
7.50%, 12/1/2024 (c)	29,000	30,523
7.50%, 3/15/2025 (c)	70,000	72,887
Calfrac Holdings LP 8.50%, 6/15/2026 (c)	9,000	9,045
Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (b)	95,000	98,800
Enbridge, Inc.
Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (b)	15,000	14,100
(ICE LIBOR USD 3 Month + 3.42%), 5.50%, 7/15/2077 (b)	55,000	50,119
(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (b)	40,000	37,602
Garda World Security Corp. 8.75%, 5/15/2025 (c)	140,000	143,150
Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (c)	25,000	26,375
Hudbay Minerals, Inc. 7.25%, 1/15/2023 (c)	15,000	15,450
Jupiter Resources, Inc. 8.50%, 10/1/2022 (c)	9,000	3,668

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Canada — continued
Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (c)	20,000	18,000
Mattamy Group Corp. 6.88%, 12/15/2023 (c)	20,000	20,272
MEG Energy Corp.
6.38%, 1/30/2023 (c)	23,000	21,476
7.00%, 3/31/2024 (c)	8,000	7,470
6.50%, 1/15/2025 (c)	28,000	27,930
NOVA Chemicals Corp.
5.25%, 8/1/2023 (c)	5,000	4,988
4.88%, 6/1/2024 (c)	11,000	10,450
5.00%, 5/1/2025 (c)	22,000	20,845
5.25%, 6/1/2027 (c)	6,000	5,591
Open Text Corp. 5.88%, 6/1/2026 (c)	42,000	42,840
Precision Drilling Corp. 7.13%, 1/15/2026 (c)	13,000	13,351
Quebecor Media, Inc. 5.75%, 1/15/2023	5,000	5,100
Seven Generations Energy Ltd. 5.38%, 9/30/2025 (c)	36,000	34,605
Stars Group Holdings BV 7.00%, 7/15/2026 (c)	24,000	24,240
Teck Resources Ltd.
4.75%, 1/15/2022	5,000	5,011
6.13%, 10/1/2035	45,000	45,225
6.00%, 8/15/2040	30,000	29,100
5.40%, 2/1/2043	5,000	4,475
Transcanada Trust (ICE LIBOR USD 3 Month + 3.21%), 5.30%, 3/15/2077 (b)	125,000	118,189
Trinidad Drilling Ltd. 6.63%, 2/15/2025 (c)	10,000	9,625
Videotron Ltd.
5.00%, 7/15/2022	38,000	38,523
5.13%, 4/15/2027 (c)	32,000	31,046

		1,240,337

Finland — 0.1%
Nokia OYJ 6.63%, 5/15/2039	47,000	48,997

France — 0.6%
Altice France SA 6.00%, 5/15/2022 (c)	200,000	201,250
Societe Generale SA (USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (a) (b) (c) (d)	200,000	203,500

		404,750

Ireland — 0.2%
Avolon Holdings Funding Ltd. 5.50%, 1/15/2023 (c)	15,000	14,962

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Ireland — continued
Park Aerospace Holdings Ltd.
5.25%, 8/15/2022 (c)	21,000	20,790
4.50%, 3/15/2023 (c)	16,000	15,197
5.50%, 2/15/2024 (c)	37,000	36,530

		87,479

Italy — 0.1%
Telecom Italia Capital SA
6.38%, 11/15/2033	50,000	49,250
6.00%, 9/30/2034	12,000	11,436
7.20%, 7/18/2036	6,000	6,215
7.72%, 6/4/2038	2,000	2,150

		69,051

Luxembourg — 0.6%
ArcelorMittal
5.50%, 8/5/2020	5,000	5,144
5.75%, 3/1/2021	3,000	3,126
6.50%, 2/25/2022	26,000	27,625
6.13%, 6/1/2025	45,000	48,487
7.25%, 10/15/2039	8,000	9,190
7.00%, 3/1/2041	10,000	11,300
Intelsat Connect Finance SA 12.50%, 4/1/2022 (c)	19,000	18,757
Intelsat Jackson Holdings SA
7.25%, 10/15/2020	25,000	24,875
7.50%, 4/1/2021	45,000	44,663
5.50%, 8/1/2023	55,000	49,346
8.00%, 2/15/2024 (c)	50,000	52,500
9.75%, 7/15/2025 (c)	35,000	36,925
Intelsat Luxembourg SA
7.75%, 6/1/2021	5,000	4,650
8.13%, 6/1/2023	15,000	12,112

		348,700

Mexico — 0.3%
Cemex SAB de CV 5.70%, 1/11/2025 (c)	200,000	197,575

Switzerland — 0.3%
Credit Suisse Group AG (USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (a) (b) (c) (d)	200,000	195,522

United Arab Emirates — 0.2%
DAE Funding LLC
4.50%, 8/1/2022 (c)	10,000	9,737
5.00%, 8/1/2024 (c)	11,000	10,533
Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (c)	101,000	102,262

		122,532

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United Kingdom — 1.0%
Fiat Chrysler Automobiles NV 5.25%, 4/15/2023	200,000	201,500
HSBC Holdings plc (USD ICE Swap Rate 5 Year + 5.51%), 6.87%, 6/1/2021 (a) (b) (d)	200,000	206,750
NatWest Markets plc
6.13%, 12/15/2022	177,000	186,221
6.10%, 6/10/2023	25,000	26,321
Noble Holding International Ltd.
7.75%, 1/15/2024	5,000	4,738
7.88%, 2/1/2026 (c)	27,000	27,810
6.20%, 8/1/2040	9,000	6,480
5.25%, 3/15/2042	3,000	2,070

		661,890

United States — 30.4%
Acadia Healthcare Co., Inc. 6.50%, 3/1/2024	45,000	46,125
ACE Cash Express, Inc. 12.00%, 12/15/2022 (c)	19,000	20,567
ADT Corp. (The) 4.13%, 6/15/2023	105,000	98,437
AECOM
5.88%, 10/15/2024	65,000	67,031
5.13%, 3/15/2027	10,000	9,425
AES Corp.
5.50%, 4/15/2025	10,000	10,075
6.00%, 5/15/2026	20,000	20,700
Ahern Rentals, Inc. 7.38%, 5/15/2023 (c)	40,000	39,000
AK Steel Corp.
6.38%, 10/15/2025	18,000	16,740
7.00%, 3/15/2027	20,000	19,000
Albertsons Cos. LLC
6.63%, 6/15/2024	140,000	131,950
5.75%, 3/15/2025	27,000	23,895
Albertsons Cos., Inc. (ICE LIBOR USD 3 Month + 3.75%), 6.09%, 1/15/2024 (b) (c)	48,000	48,120
Alliance Data Systems Corp. 5.38%, 8/1/2022 (c)	66,000	66,322
Allison Transmission, Inc. 4.75%, 10/1/2027 (c)	40,000	37,300
Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (b)	75,000	77,062
Ally Financial, Inc.
4.63%, 5/19/2022	50,000	49,875
4.63%, 3/30/2025	143,000	140,855
8.00%, 11/1/2031	19,000	22,610

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
AMC Entertainment Holdings, Inc.
5.88%, 2/15/2022	3,000	3,052
5.75%, 6/15/2025	28,000	27,440
5.88%, 11/15/2026	11,000	10,588
6.13%, 5/15/2027	20,000	19,400
AMC Networks, Inc. 4.75%, 12/15/2022	40,000	40,050
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025	46,000	45,655
6.25%, 3/15/2026	12,000	11,700
6.50%, 4/1/2027	67,000	65,995
American Express Co. Series C, (ICE LIBOR USD 3 Month + 3.29%), 4.90%, 3/15/2020 (a) (b) (d)	70,000	70,210
American International Group, Inc. Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (b)	140,000	137,900
AmeriGas Partners LP
5.63%, 5/20/2024	15,000	14,756
5.75%, 5/20/2027	35,000	33,250
AMN Healthcare, Inc. 5.13%, 10/1/2024 (c)	20,000	19,400
AmWINS Group, Inc. 7.75%, 7/1/2026 (c)	17,000	17,255
Andeavor Logistics LP Series A, (ICE LIBOR USD 3 Month + 4.65%), 6.87%, 2/15/2023 (a) (b) (d)	27,000	26,730
Antero Resources Corp.
5.38%, 11/1/2021	40,000	40,500
5.13%, 12/1/2022	165,000	165,412
5.63%, 6/1/2023	9,000	9,113
Apergy Corp. 6.38%, 5/1/2026 (c)	3,000	3,049
Arconic, Inc.
5.13%, 10/1/2024	57,000	56,611
5.95%, 2/1/2037	34,000	32,810
Avaya, Inc. 7.00%, 4/1/2019‡ (e)	85,000	9
Avis Budget Car Rental LLC
5.50%, 4/1/2023	5,000	4,875
5.25%, 3/15/2025 (c)	25,000	22,750
B&G Foods, Inc. 5.25%, 4/1/2025	25,000	23,562
Ball Corp.
4.00%, 11/15/2023	37,000	35,786
4.88%, 3/15/2026	7,000	6,974
Bank of America Corp.
Series V, (ICE LIBOR USD 3 Month + 3.39%), 5.12%, 6/17/2019 (a) (b) (d)	60,000	60,450

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (a) (b) (d)	65,000	67,925
Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (a) (b) (d)	105,000	111,562
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (a) (b) (d)	65,000	67,561
Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (a) (b) (d)	75,000	79,297
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (a) (b) (d)	65,000	63,538
Bank of New York Mellon Corp. (The)
Series E, (ICE LIBOR USD 3 Month + 3.42%), 4.95%, 6/20/2020 (a) (b) (d)	90,000	92,021
Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (a) (b) (d)	65,000	61,587
Berry Global, Inc.
5.13%, 7/15/2023	10,000	9,912
4.50%, 2/15/2026 (c)	30,000	27,975
Big River Steel LLC 7.25%, 9/1/2025 (c)	9,000	9,248
Blue Cube Spinco LLC 10.00%, 10/15/2025	25,000	29,062
Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (c)	27,000	26,392
Boyd Gaming Corp.
6.88%, 5/15/2023	30,000	31,425
6.38%, 4/1/2026	10,000	10,125
6.00%, 8/15/2026 (c)	17,000	16,766
Boyne USA, Inc. 7.25%, 5/1/2025 (c)	31,000	32,317
Brink’s Co. (The) 4.63%, 10/15/2027 (c)	20,000	18,500
Bristow Group, Inc.
6.25%, 10/15/2022	10,000	7,775
8.75%, 3/1/2023 (c)	12,000	11,730
Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.38%, 1/22/2078 (b)	49,000	43,682
BWX Technologies, Inc. 5.38%, 7/15/2026 (c)	20,000	20,250
Cablevision Systems Corp. 8.00%, 4/15/2020	98,000	102,871
California Resources Corp. 8.00%, 12/15/2022 (c)	25,000	22,687

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Callon Petroleum Co.
6.13%, 10/1/2024	25,000	25,312
6.38%, 7/1/2026 (c)	6,000	6,015
Calpine Corp.
5.88%, 1/15/2024 (c)	15,000	14,850
5.25%, 6/1/2026‡ (c)	70,000	65,975
Camelot Finance SA 7.88%, 10/15/2024 (c)	46,000	46,115
Capital One Financial Corp. Series E, (ICE LIBOR USD 3 Month + 3.80%), 5.55%, 6/1/2020 (a) (b) (d)	100,000	102,170
Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	73,000	73,912
Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (c)	5,000	4,801
CB Escrow Corp. 8.00%, 10/15/2025 (c)	11,000	10,257
CB T-MOBILE USA, Inc.
6.38%, 3/1/2025‡	120,000	—
4.50%, 2/1/2026‡	10,000	—
CCM Merger, Inc. 6.00%, 3/15/2022 (c)	26,000	26,463
CCO Holdings LLC
5.13%, 2/15/2023	10,000	9,897
5.75%, 9/1/2023	35,000	35,262
5.75%, 1/15/2024	119,000	119,297
5.38%, 5/1/2025 (c)	20,000	19,350
5.75%, 2/15/2026 (c)	75,000	73,688
5.13%, 5/1/2027 (c)	13,000	12,139
5.00%, 2/1/2028 (c)	28,000	25,620
CDW LLC 5.00%, 9/1/2023	26,000	26,023
Cedar Fair LP 5.38%, 4/15/2027	5,000	4,925
Centene Corp.
4.75%, 5/15/2022	40,000	40,250
4.75%, 1/15/2025	40,000	39,800
CenturyLink, Inc.
Series V, 5.63%, 4/1/2020	25,000	25,281
Series S, 6.45%, 6/15/2021	10,000	10,282
Series T, 5.80%, 3/15/2022	5,000	4,950
Series W, 6.75%, 12/1/2023	3,000	3,015
Series Y, 7.50%, 4/1/2024	2,000	2,055
Cequel Communications Holdings I LLC 5.13%, 12/15/2021 (c)	90,000	89,447
CF Industries, Inc.
4.50%, 12/1/2026 (c)	16,000	15,881
5.15%, 3/15/2034	17,000	15,768
Charles Schwab Corp. (The) Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (a) (b) (d)	40,000	38,300

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Chemours Co. (The) 7.00%, 5/15/2025	23,000	24,667
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	50,000	52,000
5.13%, 6/30/2027	5,000	4,956
Cheniere Energy Partners LP 5.25%, 10/1/2025 (c)	13,000	12,681
Chesapeake Energy Corp.
(ICE LIBOR USD 3 Month + 3.25%), 5.60%, 4/15/2019 (b)	10,000	9,975
5.75%, 3/15/2023	9,000	8,505
8.00%, 1/15/2025	35,000	35,646
8.00%, 6/15/2027	62,000	63,085
Cincinnati Bell, Inc. 7.00%, 7/15/2024 (c)	40,000	36,500
Cinemark USA, Inc. 4.88%, 6/1/2023	25,000	24,497
CIT Group, Inc.
5.38%, 5/15/2020	4,000	4,105
5.00%, 8/15/2022	5,000	5,056
5.00%, 8/1/2023	25,000	25,290
5.25%, 3/7/2025	11,000	11,083
6.13%, 3/9/2028	7,000	7,192
CITGO Petroleum Corp. 6.25%, 8/15/2022 (c)	18,000	17,915
Citigroup, Inc.
Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020 (a) (b) (d)	35,000	35,852
Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.12%, 11/15/2020 (a) (b) (d)	25,000	26,094
(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (a) (b) (d)	5,000	5,087
(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (a) (b) (d)	25,000	25,438
Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (a) (b) (d)	40,000	39,498
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (a) (b) (d)	190,000	192,833
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (a) (b) (d)	20,000	20,175
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (a) (b) (d)	75,000	77,812
Clear Channel Worldwide Holdings, Inc.
Series B, 7.63%, 3/15/2020	60,000	59,642
Series B, 6.50%, 11/15/2022	70,000	71,400

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Clearwater Paper Corp. 4.50%, 2/1/2023	44,000	41,140
Cleveland-Cliffs, Inc. 5.75%, 3/1/2025	9,000	8,527
CNG Holdings, Inc. 9.38%, 5/15/2020 (c)	35,000	34,737
CNO Financial Group, Inc. 5.25%, 5/30/2025	29,000	28,782
CNX Midstream Partners LP 6.50%, 3/15/2026 (c)	7,000	6,807
Coeur Mining, Inc. 5.88%, 6/1/2024	2,000	1,930
Commercial Metals Co.
4.88%, 5/15/2023	19,000	18,578
5.38%, 7/15/2027	6,000	5,700
CommScope Technologies LLC
6.00%, 6/15/2025 (c)	57,000	58,211
5.00%, 3/15/2027 (c)	15,000	14,119
CommScope, Inc. 5.50%, 6/15/2024 (c)	5,000	5,025
Community Health Systems, Inc.
5.13%, 8/1/2021	25,000	23,125
6.88%, 2/1/2022	27,000	13,770
6.25%, 3/31/2023	42,000	38,430
8.63%, 1/15/2024 (c)	37,000	37,096
8.13%, 6/30/2024 (c)	58,000	47,923
Cornerstone Chemical Co. 6.75%, 8/15/2024 (c)	18,000	17,640
Covanta Holding Corp.
5.88%, 3/1/2024	15,000	14,775
5.88%, 7/1/2025	14,000	13,510
Crestwood Midstream Partners LP
6.25%, 4/1/2023	10,000	10,200
5.75%, 4/1/2025	19,000	18,976
Crown Americas LLC
4.50%, 1/15/2023	27,000	26,460
4.75%, 2/1/2026 (c)	26,000	24,700
CSC Holdings LLC
6.75%, 11/15/2021	27,000	28,282
5.25%, 6/1/2024	57,000	53,865
6.63%, 10/15/2025 (c)	200,000	204,750
CSI Compressco LP
7.25%, 8/15/2022	11,000	10,065
7.50%, 4/1/2025 (c)	10,000	10,037
Cumberland Farms, Inc. 6.75%, 5/1/2025 (c)	5,000	5,062
CURO Financial Technologies Corp. 12.00%, 3/1/2022 (c)	25,000	27,085
CVR Partners LP 9.25%, 6/15/2023 (c)	99,000	101,970
CyrusOne LP
REIT, 5.00%, 3/15/2024	10,000	10,000
REIT, 5.38%, 3/15/2027	25,000	24,812

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
DaVita, Inc.
5.75%, 8/15/2022	13,000	13,219
5.13%, 7/15/2024	35,000	33,950
5.00%, 5/1/2025	10,000	9,413
DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.37%, 12/15/2022 (a) (b) (d)	22,000	21,065
DCP Midstream Operating LP
4.95%, 4/1/2022	5,000	5,056
3.88%, 3/15/2023	38,000	36,718
6.75%, 9/15/2037 (c)	20,000	21,200
Dean Foods Co. 6.50%, 3/15/2023 (c)	19,000	18,359
Delek Logistics Partners LP 6.75%, 5/15/2025	38,000	38,000
Dell International LLC 7.13%, 6/15/2024 (c)	94,000	99,586
Denbury Resources, Inc.
9.00%, 5/15/2021 (c)	10,000	10,572
9.25%, 3/31/2022 (c)	13,000	13,780
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	18,000	18,652
Diebold Nixdorf, Inc. 8.50%, 4/15/2024	52,000	49,807
Discover Financial Services Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (a) (b) (d)	45,000	43,931
DISH DBS Corp.
6.75%, 6/1/2021	105,000	105,131
5.88%, 7/15/2022	4,000	3,760
5.00%, 3/15/2023	48,000	41,640
5.88%, 11/15/2024	23,000	19,464
7.75%, 7/1/2026	35,000	30,669
Dole Food Co., Inc. 7.25%, 6/15/2025 (c)	28,000	27,720
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (c)	38,000	38,760
Eldorado Resorts, Inc. 6.00%, 4/1/2025	51,000	51,064
Embarq Corp. 8.00%, 6/1/2036	174,000	164,212
Endo Finance LLC 5.75%, 1/15/2022 (c)	110,000	98,450
Energy Transfer Equity LP
4.25%, 3/15/2023	21,000	20,265
5.88%, 1/15/2024	40,000	41,000
5.50%, 6/1/2027	10,000	10,000
Energy Transfer Partners LP
Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (a) (b) (d)	50,000	46,312

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.62%, 2/15/2028 (a) (b) (d)	45,000	41,063
EnLink Midstream Partners LP Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (a) (b) (d)	54,000	46,153
Ensco plc
4.50%, 10/1/2024	4,000	3,295
5.20%, 3/15/2025	19,000	15,770
7.75%, 2/1/2026	8,000	7,558
5.75%, 10/1/2044	2,000	1,412
Entegris, Inc. 4.63%, 2/10/2026 (c)	18,000	17,145
Enterprise Products Operating LLC
Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (b)	100,000	93,000
(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (b)	14,000	12,751
Envision Healthcare Corp.
5.13%, 7/1/2022 (c)	10,000	10,088
5.63%, 7/15/2022	100,000	101,687
6.25%, 12/1/2024 (c)	15,000	15,975
EP Energy LLC
9.38%, 5/1/2024 (c)	8,000	6,560
8.00%, 11/29/2024 (c)	55,000	55,550
8.00%, 2/15/2025 (c)	23,000	17,825
7.75%, 5/15/2026 (c)	62,000	63,395
Equinix, Inc.
REIT, 5.75%, 1/1/2025	58,000	58,418
REIT, 5.88%, 1/15/2026	15,000	15,195
ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (c)	35,000	33,775
EW Scripps Co. (The) 5.13%, 5/15/2025 (c)	6,000	5,625
Exela Intermediate LLC 10.00%, 7/15/2023 (c)	55,000	56,169
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (c)	21,000	20,475
Fifth Third Bancorp (ICE LIBOR USD 3 Month + 3.03%), 5.10%, 6/30/2023 (a) (b) (d)	55,000	54,146
First Data Corp.
7.00%, 12/1/2023 (c)	42,000	43,746
5.75%, 1/15/2024 (c)	93,000	92,940
FirstCash, Inc. 5.38%, 6/1/2024 (c)	5,000	4,987
Freeport-McMoRan, Inc.
4.00%, 11/14/2021	42,000	40,950
3.88%, 3/15/2023	80,000	75,600

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
4.55%, 11/14/2024	15,000	14,250
5.45%, 3/15/2043	20,000	17,544
Frontier Communications Corp.
10.50%, 9/15/2022	25,000	22,688
7.13%, 1/15/2023	5,000	3,684
11.00%, 9/15/2025	51,000	40,785
8.50%, 4/1/2026 (c)	15,000	14,475
FTI Consulting, Inc. 6.00%, 11/15/2022	12,000	12,315
FXI Holdings, Inc. 7.88%, 11/1/2024 (c)	35,000	34,212
Gartner, Inc. 5.13%, 4/1/2025 (c)	13,000	12,935
Gates Global LLC 6.00%, 7/15/2022 (c)	44,000	44,550
General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 1/21/2021 (a) (b) (d)	247,000	243,666
General Motors Financial Co., Inc. Series A, (ICE LIBOR USD 3 Month + 3.60%), 5.75%, 9/30/2027 (a) (b) (d)	40,000	38,350
Genesis Energy LP
6.75%, 8/1/2022	15,000	15,150
6.00%, 5/15/2023	15,000	14,719
5.63%, 6/15/2024	5,000	4,675
6.50%, 10/1/2025	5,000	4,800
6.25%, 5/15/2026	5,000	4,712
Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (c)	56,000	62,503
Global Partners LP 7.00%, 6/15/2023‡	40,000	39,700
GLP Capital LP
5.38%, 11/1/2023	20,000	20,425
5.25%, 6/1/2025	16,000	16,000
Golden Nugget, Inc. 6.75%, 10/15/2024 (c)	63,000	63,011
Goldman Sachs Group, Inc. (The)
Series L, (ICE LIBOR USD 3 Month + 3.88%), 5.70%, 5/10/2019 (a) (b) (d)	40,000	40,560
Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020 (a) (b) (d)	170,000	172,550
Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (a) (b) (d)	110,000	103,191
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023	18,000	17,838
5.00%, 5/31/2026	47,000	43,710
4.88%, 3/15/2027	36,000	32,895
Graham Holdings Co. 5.75%, 6/1/2026 (c)	11,000	11,110

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Gray Television, Inc.
5.13%, 10/15/2024 (c)	30,000	28,650
5.88%, 7/15/2026 (c)	20,000	19,025
GTT Communications, Inc. 7.88%, 12/31/2024 (c)	8,000	7,920
Gulfport Energy Corp.
6.00%, 10/15/2024	37,000	35,612
6.38%, 5/15/2025	2,000	1,945
H&E Equipment Services, Inc. 5.63%, 9/1/2025	20,000	19,650
Hanesbrands, Inc. 4.88%, 5/15/2026 (c)	40,000	38,600
Hardwoods Acquisition, Inc. 7.50%, 8/1/2021‡ (c)	40,000	37,100
Harland Clarke Holdings Corp. 8.38%, 8/15/2022 (c)	20,000	19,600
HCA Healthcare, Inc. 6.25%, 2/15/2021	23,000	23,863
HCA, Inc.
4.25%, 10/15/2019	12,000	12,090
7.50%, 2/15/2022	57,000	61,988
5.88%, 3/15/2022	22,000	22,935
5.88%, 5/1/2023	95,000	98,563
5.38%, 2/1/2025	66,000	64,990
5.50%, 6/15/2047	19,000	17,432
Hecla Mining Co. 6.88%, 5/1/2021	35,000	35,371
Hertz Corp. (The)
7.38%, 1/15/2021	10,000	9,800
5.50%, 10/15/2024 (c)	10,000	7,863
Hexion, Inc.
6.63%, 4/15/2020	60,000	56,184
9.00%, 11/15/2020	10,000	8,400
Hilcorp Energy I LP 5.00%, 12/1/2024 (c)	90,000	87,300
Hilton Domestic Operating Co., Inc.
4.25%, 9/1/2024	10,000	9,513
5.13%, 5/1/2026 (c)	10,000	9,825
Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	5,000	5,100
Hilton Worldwide Finance LLC 4.63%, 4/1/2025	11,000	10,725
Holly Energy Partners LP 6.00%, 8/1/2024 (c)	20,000	20,200
Hologic, Inc.
4.38%, 10/15/2025 (c)	14,000	13,370
4.63%, 2/1/2028 (c)	6,000	5,640
Hughes Satellite Systems Corp.
5.25%, 8/1/2026	30,000	28,125
6.63%, 8/1/2026	20,000	18,500

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (a) (b) (d)	20,000	19,750
Huntsman International LLC 5.13%, 11/15/2022	8,000	8,224
Icahn Enterprises LP
6.00%, 8/1/2020	39,000	39,487
6.25%, 2/1/2022	43,000	43,860
6.38%, 12/15/2025	22,000	22,028
iHeartCommunications, Inc. 9.00%, 12/15/2019 (e)	90,000	68,175
IHS Markit Ltd. 5.00%, 11/1/2022 (c)	20,000	20,175
ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 4.57%, 12/21/2065 (b) (c)	100,000	93,500
Infor Software Parent LLC 7.12% (cash), 5/1/2021 (c) (f)	30,000	30,075
Infor US, Inc. 6.50%, 5/15/2022	50,000	50,188
Informatica LLC 7.13%, 7/15/2023 (c)	22,000	22,225
Ingevity Corp. 4.50%, 2/1/2026 (c)	10,000	9,425
IQVIA, Inc. 4.88%, 5/15/2023 (c)	20,000	20,200
IRB Holding Corp. 6.75%, 2/15/2026 (c)	36,000	34,380
Iron Mountain, Inc.
REIT, 5.75%, 8/15/2024	48,000	47,280
REIT, 4.88%, 9/15/2027 (c)	16,000	14,740
REIT, 5.25%, 3/15/2028 (c)	14,000	12,956
Jack Ohio Finance LLC
6.75%, 11/15/2021 (c)	30,000	30,900
10.25%, 11/15/2022 (c)	20,000	21,650
Jaguar Holding Co. II 6.38%, 8/1/2023 (c)	15,000	14,928
JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)	7,000	7,175
JC Penney Corp., Inc.
5.88%, 7/1/2023 (c)	10,000	9,375
8.63%, 3/15/2025 (c)	7,000	5,933
Kaiser Aluminum Corp. 5.88%, 5/15/2024	10,000	10,200
Kennedy-Wilson, Inc. 5.88%, 4/1/2024 (c)	11,000	10,670
KeyCorp Series D, (ICE LIBOR USD 3 Month + 3.61%), 5.00%, 9/15/2026 (a) (b) (d)	30,000	29,190
KFC Holding Co. 4.75%, 6/1/2027 (c)	31,000	29,295
Koppers, Inc. 6.00%, 2/15/2025 (c)	8,000	8,000
L Brands, Inc.
5.63%, 10/15/2023	15,000	15,281
5.25%, 2/1/2028	8,000	7,110
6.75%, 7/1/2036	25,000	22,000

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Ladder Capital Finance Holdings LLLP
5.25%, 3/15/2022 (c)	14,000	14,000
5.25%, 10/1/2025 (c)	28,000	26,279
Lamar Media Corp. 5.75%, 2/1/2026	20,000	20,350
Lennar Corp.
4.75%, 11/15/2022	5,000	4,984
4.50%, 4/30/2024	15,000	14,457
5.88%, 11/15/2024	45,000	46,463
4.75%, 5/30/2025	5,000	4,837
5.25%, 6/1/2026	9,000	8,820
4.75%, 11/29/2027	20,000	18,694
Level 3 Financing, Inc.
5.13%, 5/1/2023	25,000	24,500
5.38%, 5/1/2025	41,000	39,463
5.25%, 3/15/2026	10,000	9,511
LGI Homes, Inc. 6.88%, 7/15/2026 (c)	21,000	20,948
LifePoint Health, Inc. 5.50%, 12/1/2021	10,000	9,988
Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (c)	7,000	6,773
LKQ Corp. 4.75%, 5/15/2023	26,000	25,870
LPL Holdings, Inc. 5.75%, 9/15/2025‡ (c)	25,000	24,313
Mallinckrodt International Finance SA 5.75%, 8/1/2022 (c)	28,000	25,200
Martin Midstream Partners LP 7.25%, 2/15/2021	40,000	39,500
MasTec, Inc. 4.88%, 3/15/2023	48,000	46,620
Match Group, Inc. 5.00%, 12/15/2027 (c)	3,000	2,790
Mattel, Inc.
3.15%, 3/15/2023	11,000	9,653
6.75%, 12/31/2025 (c)	27,000	26,291
MetLife, Inc.
Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 6/15/2020 (a) (b) (d)	95,000	96,644
Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (a) (b) (d)	60,000	61,011
MGM Resorts International
6.63%, 12/15/2021	22,000	23,155
6.00%, 3/15/2023	30,000	30,900
Molina Healthcare, Inc. 4.88%, 6/15/2025 (c)	9,000	8,730
Morgan Stanley
Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 7/15/2019 (a) (b) (d)	230,000	233,020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (a) (b) (d)	14,000	14,430
MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (c)	67,000	68,675
MSCI, Inc.
5.25%, 11/15/2024 (c)	15,000	15,150
5.38%, 5/15/2027 (c)	9,000	9,000
Nabors Industries, Inc.
5.50%, 1/15/2023	17,000	16,252
5.10%, 9/15/2023	2,000	1,884
5.75%, 2/1/2025 (c)	11,000	10,395
Nationstar Mortgage LLC 6.50%, 6/1/2022	30,000	29,775
Navistar International Corp. 6.63%, 11/1/2025 (c)	49,000	50,348
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/2021 (c)	50,000	33,063
Netflix, Inc.
5.75%, 3/1/2024	7,000	7,192
5.88%, 2/15/2025	15,000	15,387
4.38%, 11/15/2026	15,000	14,022
4.88%, 4/15/2028 (c)	15,000	14,298
5.88%, 11/15/2028 (c)	17,000	17,165
New Albertsons LP
7.75%, 6/15/2026	5,000	4,325
6.63%, 6/1/2028	15,000	11,550
7.45%, 8/1/2029	28,000	22,680
8.70%, 5/1/2030	2,000	1,745
8.00%, 5/1/2031	80,000	65,600
New Home Co., Inc. (The) 7.25%, 4/1/2022	30,000	30,857
NextEra Energy Operating Partners LP
4.25%, 9/15/2024 (c)	24,000	23,100
4.50%, 9/15/2027 (c)	8,000	7,480
NGPL PipeCo LLC 4.88%, 8/15/2027 (c)	10,000	9,875
Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (c)	35,000	33,338
Nielsen Finance LLC 4.50%, 10/1/2020	33,000	33,000
NiSource, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (a) (b) (c) (d)	25,000	24,813
Northern Trust Corp. Series D, (ICE LIBOR USD 3 Month + 3.20%), 4.60%, 10/1/2026 (a) (b) (d)	34,000	33,320
Northwest Acquisitions ULC 7.13%, 11/1/2022 (c)	10,000	9,975

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Novelis Corp.
6.25%, 8/15/2024 (c)	45,000	45,000
5.88%, 9/30/2026 (c)	20,000	19,150
NRG Energy, Inc.
6.25%, 5/1/2024	20,000	20,500
7.25%, 5/15/2026	40,000	42,600
5.75%, 1/15/2028 (c)	12,000	11,790
NRG Yield Operating LLC 5.38%, 8/15/2024	16,000	16,000
Nuance Communications, Inc. 5.63%, 12/15/2026	69,000	67,448
NuStar Logistics LP 5.63%, 4/28/2027	25,000	24,188
NVA Holdings, Inc. 6.88%, 4/1/2026 (c)	30,000	29,813
Oasis Petroleum, Inc.
6.88%, 3/15/2022	8,000	8,138
6.25%, 5/1/2026 (c)	16,000	16,160
OI European Group BV 4.00%, 3/15/2023 (c)	9,000	8,393
Outfront Media Capital LLC
5.63%, 2/15/2024	25,000	25,299
5.88%, 3/15/2025	25,000	25,204
Owens-Brockway Glass Container, Inc. 6.38%, 8/15/2025 (c)	40,000	41,000
Parsley Energy LLC 5.38%, 1/15/2025 (c)	2,000	1,985
Party City Holdings, Inc. 6.13%, 8/15/2023 (c)	15,000	15,075
PBF Holding Co. LLC
7.00%, 11/15/2023	10,000	10,350
7.25%, 6/15/2025	25,000	26,281
PBF Logistics LP 6.88%, 5/15/2023	15,000	15,131
Peabody Energy Corp.
6.00%, 3/31/2022 (c)	15,000	15,187
6.38%, 3/31/2025 (c)	15,000	15,413
Penske Automotive Group, Inc. 5.50%, 5/15/2026	32,000	31,360
PetSmart, Inc.
7.13%, 3/15/2023 (c)	22,000	14,769
5.88%, 6/1/2025 (c)	31,000	23,792
8.88%, 6/1/2025 (c)	18,000	11,835
Pilgrim’s Pride Corp.
5.75%, 3/15/2025 (c)	59,000	56,640
5.88%, 9/30/2027 (c)	17,000	15,768
Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.12%, 11/15/2022 (a) (b) (d)	90,000	84,600
Plantronics, Inc. 5.50%, 5/31/2023 (c)	28,000	28,014

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
PNC Financial Services Group, Inc. (The) Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (a) (b) (d)	50,000	49,563
Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (c) (f)	37,000	38,156
Post Holdings, Inc.
5.50%, 3/1/2025 (c)	40,000	39,050
5.00%, 8/15/2026 (c)	30,000	27,975
5.75%, 3/1/2027 (c)	20,000	19,300
PQ Corp. 5.75%, 12/15/2025 (c)	20,000	19,800
Prime Security Services Borrower LLC 9.25%, 5/15/2023 (c)	90,000	96,075
Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.37%, 3/15/2023 (a) (b) (d)	25,000	24,875
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 3.92%), 5.62%, 6/15/2043 (b)	180,000	185,625
(ICE LIBOR USD 3 Month + 3.03%), 5.38%, 5/15/2045 (b)	29,000	28,855
QEP Resources, Inc.
5.38%, 10/1/2022	19,000	19,333
5.25%, 5/1/2023	10,000	9,775
Qorvo, Inc. 7.00%, 12/1/2025	26,000	27,950
Quicken Loans, Inc. 5.75%, 5/1/2025 (c)	74,000	72,430
Rackspace Hosting, Inc. 8.63%, 11/15/2024 (c)	38,000	38,190
Radian Group, Inc.
7.00%, 3/15/2021	8,000	8,480
4.50%, 10/1/2024	25,000	24,125
Range Resources Corp. 5.00%, 8/15/2022	5,000	4,950
Revlon Consumer Products Corp. 6.25%, 8/1/2024	30,000	16,800
Reynolds Group Issuer, Inc.
5.75%, 10/15/2020	67,838	68,092
5.13%, 7/15/2023 (c)	25,000	24,687
Rowan Cos., Inc.
4.75%, 1/15/2024	2,000	1,725
7.38%, 6/15/2025	25,000	24,188
RSP Permian, Inc. 6.63%, 10/1/2022	23,000	24,166
Sabre GLBL, Inc. 5.38%, 4/15/2023 (c)	22,000	22,220
Sanchez Energy Corp.
7.75%, 6/15/2021	35,000	29,837
6.13%, 1/15/2023	5,000	3,388
7.25%, 2/15/2023 (c)	7,000	6,930

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
SBA Communications Corp.
REIT, 4.00%, 10/1/2022 (c)	23,000	21,994
REIT, 4.88%, 9/1/2024	17,000	16,261
Scientific Games International, Inc.
10.00%, 12/1/2022	36,000	38,340
5.00%, 10/15/2025 (c)	40,000	38,100
Sealed Air Corp. 5.13%, 12/1/2024 (c)	25,000	25,188
SemGroup Corp.
5.63%, 7/15/2022	10,000	9,700
5.63%, 11/15/2023	20,000	18,850
6.38%, 3/15/2025	15,000	14,250
7.25%, 3/15/2026	13,000	12,740
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021 (c)	50,000	50,250
Sensata Technologies BV
4.88%, 10/15/2023 (c)	15,000	15,075
5.00%, 10/1/2025 (c)	30,000	30,225
Service Corp. International 5.38%, 5/15/2024	35,000	35,788
Sinclair Television Group, Inc. 5.88%, 3/15/2026 (c)	50,000	48,625
Sirius XM Radio, Inc.
4.63%, 5/15/2023 (c)	10,000	9,787
6.00%, 7/15/2024 (c)	10,000	10,187
5.38%, 4/15/2025 (c)	50,000	49,313
5.38%, 7/15/2026 (c)	10,000	9,625
5.00%, 8/1/2027 (c)	23,000	21,448
Six Flags Entertainment Corp. 4.88%, 7/31/2024 (c)	22,000	21,377
SM Energy Co. 5.00%, 1/15/2024	36,000	34,065
Solera LLC 10.50%, 3/1/2024 (c)	39,000	43,315
Sotheby’s 4.88%, 12/15/2025 (c)	30,000	28,725
Southwestern Energy Co. 6.70%, 1/23/2025	26,000	25,448
Spectrum Brands, Inc. 5.75%, 7/15/2025	45,000	44,438
Springleaf Finance Corp.
7.75%, 10/1/2021	40,000	43,000
6.13%, 5/15/2022	5,000	5,100
5.63%, 3/15/2023	27,000	26,857
6.88%, 3/15/2025	15,000	14,887
7.13%, 3/15/2026	12,000	11,940
Sprint Capital Corp. 8.75%, 3/15/2032	61,000	65,270
Sprint Communications, Inc.
7.00%, 3/1/2020 (c)	37,000	38,388
6.00%, 11/15/2022	100,000	99,125

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Sprint Corp.
7.88%, 9/15/2023	146,000	151,384
7.13%, 6/15/2024	51,000	51,489
7.63%, 2/15/2025	34,000	34,850
7.63%, 3/1/2026	12,000	12,225
Standard Industries, Inc.
6.00%, 10/15/2025 (c)	45,000	45,112
5.00%, 2/15/2027 (c)	10,000	9,325
4.75%, 1/15/2028 (c)	22,000	20,185
Staples, Inc. 8.50%, 9/15/2025 (c)	70,000	65,275
State Street Corp. Series F, (ICE LIBOR USD 3 Month + 3.60%), 5.25%, 9/15/2020 (a) (b) (d)	80,000	82,180
Station Casinos LLC 5.00%, 10/1/2025 (c)	42,000	39,480
Steel Dynamics, Inc.
5.25%, 4/15/2023	23,000	23,201
4.13%, 9/15/2025	20,000	19,175
5.00%, 12/15/2026	15,000	15,000
Summit Materials LLC
6.13%, 7/15/2023	10,000	10,150
5.13%, 6/1/2025 (c)	85,000	79,900
Summit Midstream Holdings LLC 5.75%, 4/15/2025	35,000	33,250
Sunoco LP
4.88%, 1/15/2023 (c)	18,000	17,280
5.50%, 2/15/2026 (c)	8,000	7,580
5.88%, 3/15/2028 (c)	3,000	2,828
SunTrust Banks, Inc.
(ICE LIBOR USD 3 Month + 3.86%), 5.62%, 12/15/2019 (a) (b) (d)	50,000	51,381
Series G, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 6/15/2022 (a) (b) (d)	40,000	39,248
Series H, (ICE LIBOR USD 3 Month + 2.79%), 5.12%, 12/15/2027 (a) (b) (d)	40,000	38,000
SUPERVALU, Inc.
6.75%, 6/1/2021	32,000	32,550
7.75%, 11/15/2022	76,000	78,090
Symantec Corp. 5.00%, 4/15/2025 (c)	29,000	28,086
Talen Energy Supply LLC 6.50%, 6/1/2025	28,000	21,350
Tallgrass Energy Partners LP
5.50%, 9/15/2024 (c)	25,000	25,500
5.50%, 1/15/2028 (c)	5,000	4,938

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Targa Resources Partners LP
4.25%, 11/15/2023	10,000	9,600
5.13%, 2/1/2025	50,000	49,375
5.88%, 4/15/2026 (c)	2,000	2,015
5.38%, 2/1/2027	10,000	9,700
5.00%, 1/15/2028 (c)	5,000	4,650
Team Health Holdings, Inc. 6.38%, 2/1/2025 (c)	67,000	57,620
TEGNA, Inc. 6.38%, 10/15/2023	60,000	61,650
Teleflex, Inc. 5.25%, 6/15/2024	53,000	54,590
Tempur Sealy International, Inc.
5.63%, 10/15/2023	42,000	42,052
5.50%, 6/15/2026	35,000	33,863
Tenet Healthcare Corp.
6.00%, 10/1/2020	73,000	75,007
4.50%, 4/1/2021	20,000	19,800
4.38%, 10/1/2021	16,000	15,740
8.13%, 4/1/2022	45,000	46,969
6.75%, 6/15/2023	59,000	58,705
4.63%, 7/15/2024 (c)	25,000	23,680
5.13%, 5/1/2025 (c)	57,000	54,186
7.00%, 8/1/2025 (c)	10,000	9,925
Tennant Co. 5.63%, 5/1/2025	30,000	29,775
Terex Corp. 5.63%, 2/1/2025 (c)	18,000	17,910
Terraform Global Operating LLC 6.13%, 3/1/2026 (c)	15,000	14,813
TerraForm Power Operating LLC
4.25%, 1/31/2023 (c)	15,000	14,475
6.62%, 6/15/2025 (c) (g)	20,000	21,300
5.00%, 1/31/2028 (c)	19,000	18,003
T-Mobile USA, Inc.
6.38%, 3/1/2025	120,000	124,500
5.13%, 4/15/2025	10,000	10,050
4.50%, 2/1/2026	10,000	9,338
4.75%, 2/1/2028‡	10,000	—
4.75%, 2/1/2028	10,000	9,250
Toll Brothers Finance Corp.
5.88%, 2/15/2022	11,000	11,413
4.88%, 11/15/2025	10,000	9,625
TransDigm, Inc.
5.50%, 10/15/2020	25,000	25,000
6.00%, 7/15/2022	37,000	37,196
6.50%, 7/15/2024	17,000	17,298
6.50%, 5/15/2025	33,000	33,371
TransMontaigne Partners LP 6.13%, 2/15/2026	9,000	9,090

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Transocean Guardian Ltd. 5.88%, 1/15/2024 (c) (h)	16,000	15,900
Transocean Proteus Ltd. 6.25%, 12/1/2024 (c)	31,450	31,765
Transocean, Inc.
5.80%, 10/15/2022	7,000	6,945
9.00%, 7/15/2023 (c)	42,000	45,203
7.50%, 1/15/2026 (c)	82,000	83,281
7.50%, 4/15/2031	25,000	23,187
6.80%, 3/15/2038	39,000	31,688
9.35%, 12/15/2041	23,000	22,885
Travelport Corporate Finance plc 6.00%, 3/15/2026 (c)	19,000	19,143
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (c)	23,000	22,799
Tronox Finance plc 5.75%, 10/1/2025 (c)	23,000	22,339
Tronox, Inc. 6.50%, 4/15/2026 (c)	14,000	13,913
Tutor Perini Corp. 6.88%, 5/1/2025 (c)	51,000	51,064
Ultra Resources, Inc.
6.88%, 4/15/2022 (c)	89,000	67,417
7.13%, 4/15/2025 (c)	35,000	24,588
Unit Corp. 6.63%, 5/15/2021	38,000	37,905
United Continental Holdings, Inc. 5.00%, 2/1/2024	33,000	31,763
United Rentals North America, Inc.
5.50%, 7/15/2025	15,000	15,112
4.63%, 10/15/2025	40,000	38,100
5.88%, 9/15/2026	25,000	25,188
5.50%, 5/15/2027	5,000	4,850
4.88%, 1/15/2028	127,000	117,951
United States Steel Corp.
6.88%, 8/15/2025	8,000	8,048
6.25%, 3/15/2026	27,000	26,713
Uniti Group LP REIT, 6.00%, 4/15/2023 (c)	20,000	19,287
Univar USA, Inc. 6.75%, 7/15/2023 (c)	10,000	10,325
Univision Communications, Inc.
5.13%, 5/15/2023 (c)	15,000	14,400
5.13%, 2/15/2025 (c)	32,000	29,560
US Concrete, Inc. 6.38%, 6/1/2024	30,000	30,000
USA Compression Partners LP 6.88%, 4/1/2026 (c)	19,000	19,665
USIS Merger Sub, Inc. 6.88%, 5/1/2025 (c)	26,000	25,870
Valeant Pharmaceuticals International
6.75%, 8/15/2021 (c)	8,000	8,090

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
7.25%, 7/15/2022 (c)	68,000	69,643
9.25%, 4/1/2026 (c)	26,000	27,007
8.50%, 1/31/2027 (c)	11,000	11,165
Valeant Pharmaceuticals International, Inc.
6.50%, 3/15/2022 (c)	36,000	37,260
5.88%, 5/15/2023 (c)	172,000	161,572
7.00%, 3/15/2024 (c)	25,000	26,149
6.13%, 4/15/2025 (c)	20,000	18,425
5.50%, 11/1/2025 (c)	23,000	22,667
9.00%, 12/15/2025 (c)	88,000	91,300
Venator Finance SARL 5.75%, 7/15/2025 (c)	16,000	15,280
Versum Materials, Inc. 5.50%, 9/30/2024 (c)	10,000	10,139
Vertiv Group Corp. 9.25%, 10/15/2024 (c)	99,000	97,020
Viacom, Inc.
4.38%, 3/15/2043	8,000	6,641
(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 2/28/2057 (b)	44,000	41,580
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (b)	33,000	31,680
ViaSat, Inc. 5.63%, 9/15/2025 (c)	10,000	9,400
Vistra Energy Corp.
5.88%, 6/1/2023	35,000	36,006
7.63%, 11/1/2024	60,000	63,975
8.13%, 1/30/2026 (c)	17,000	18,466
VOC Escrow Ltd. 5.00%, 2/15/2028 (c)	17,000	16,060
Voya Financial, Inc. (ICE LIBOR USD 3 Month + 3.58%), 5.65%, 5/15/2053 (b)	90,000	90,450
Weatherford International LLC 9.88%, 3/1/2025 (c)	6,000	6,030
Weatherford International Ltd.
8.25%, 6/15/2023	14,000	13,889
9.88%, 2/15/2024	15,000	15,145
6.50%, 8/1/2036	9,000	7,042
7.00%, 3/15/2038	11,000	8,773
6.75%, 9/15/2040	4,000	3,170
5.95%, 4/15/2042	16,000	11,960
WellCare Health Plans, Inc. 5.25%, 4/1/2025	28,000	27,860
Wells Fargo & Co.
Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (a) (b) (d)	130,000	130,429

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (a) (b) (d)	50,000	51,563
WESCO Distribution, Inc. 5.38%, 6/15/2024	20,000	19,650
West Street Merger Sub, Inc. 6.38%, 9/1/2025 (c)	4,000	3,820
Western Digital Corp. 4.75%, 2/15/2026	48,000	46,680
Whiting Petroleum Corp.
5.75%, 3/15/2021	61,000	62,340
6.25%, 4/1/2023	2,000	2,050
6.63%, 1/15/2026 (c)	35,000	36,094
Williams Cos., Inc. (The)
3.70%, 1/15/2023	10,000	9,675
4.55%, 6/24/2024	44,000	44,000
Windstream Services LLC 8.75%, 12/15/2024 (c)	34,000	21,505
WMG Acquisition Corp.
5.00%, 8/1/2023 (c)	40,000	39,800
4.88%, 11/1/2024 (c)	15,000	14,625
5.50%, 4/15/2026 (c)	57,000	56,501
WPX Energy, Inc. 5.75%, 6/1/2026	28,000	28,000
Wyndham Destinations, Inc.
4.15%, 4/1/2024	7,000	6,886
5.10%, 10/1/2025	2,000	2,048
4.50%, 4/1/2027	11,000	10,725
Wyndham Hotels & Resorts, Inc. 5.38%, 4/15/2026 (c)	8,000	7,940
XPO Logistics, Inc.
6.50%, 6/15/2022 (c)	17,000	17,425
6.13%, 9/1/2023 (c)	10,000	10,210
Zayo Group LLC
6.38%, 5/15/2025	30,000	30,562
5.75%, 1/15/2027 (c)	29,000	28,493

		19,664,844

Total Corporate Bonds (Cost $23,934,682)		23,503,642

	SHARES
Common Stocks — 33.4%
Australia — 1.0%
BHP Billiton plc	2,386	53,548
Goodman Group, REIT	20,307	144,765
Mirvac Group, REIT	34,536	55,430
Rio Tinto plc	5,172	285,073
Scentre Group, REIT	29,158	94,736

		633,552

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Austria — 0.0% (i)
OMV AG	402	22,736

Belgium — 0.2%
Ageas	410	20,641
Anheuser-Busch InBev SA/NV	497	50,130
KBC Group NV	308	23,654
Warehouses De Pauw CVA, REIT, CVA	306	38,670

		133,095

Brazil — 0.6%
Ambev SA (Preference)	22,523	104,486
BB Seguridade Participacoes SA	13,154	83,491
Cielo SA	7,600	32,453
Engie Brasil Energia SA	5,866	51,475
Itau Unibanco Holding SA (Preference)	10,383	107,560
Petrobras Distribuidora SA	5,780	26,993

		406,458

Canada — 0.4%
Allied Properties, REIT	2,272	72,326
TransCanada Corp.	4,059	175,618

		247,944

Chile — 0.1%
Banco Santander Chile, ADR	2,501	78,606

China — 1.0%
China Construction Bank Corp., Class H*	57,000	52,673
China Construction Bank Corp., Class H*	56,000	51,242
China Life Insurance Co. Ltd., Class H	26,000	66,703
China Mobile Ltd.	9,000	79,856
China Pacific Insurance Group Co. Ltd., Class H	27,800	107,086
China Resources Power Holdings Co. Ltd.	62,000	108,960
CNOOC Ltd.	55,000	94,245
Guangdong Investment Ltd.	20,000	31,653
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	8,000	33,577

		625,995

Colombia — 0.0% (i)
Millicom International Cellular SA, SDR	340	19,983

Czech Republic — 0.2%
Komercni banka A/S	2,398	100,711
Moneta Money Bank A/S (j)	11,419	39,179

		139,890

Denmark — 0.2%
Danske Bank A/S	692	21,558

INVESTMENTS	SHARES	VALUE($)

Denmark — continued
Novo Nordisk A/S, Class B	1,373	63,420
Pandora A/S	310	21,606
Tryg A/S	734	17,189

		123,773

Finland — 0.4%
Elisa OYJ	724	33,447
Fortum OYJ	1,488	35,443
Konecranes OYJ	908	37,258
Neste OYJ	306	23,941
Sampo OYJ, Class A	639	31,120
Stora Enso OYJ, Class R	1,226	23,885
UPM-Kymmene OYJ	2,853	101,581

		286,675

France — 2.8%
Airbus SE	23	2,696
Airbus SE	394	45,978
Amundi SA (j)	295	20,392
AXA SA	2,039	49,820
BNP Paribas SA	933	57,712
Bouygues SA	547	23,503
Capgemini SE	347	46,501
Cie de Saint-Gobain	468	20,847
Cie Generale des Etablissements Michelin SCA	931	112,631
CNP Assurances	1,167	26,514
Covivio, REIT	623	64,731
Edenred	619	19,552
Engie SA	2,222	33,989
Gecina SA, REIT	117	19,546
ICADE, REIT	227	21,263
LVMH Moet Hennessy Louis Vuitton SE	281	93,297
Natixis SA	3,186	22,543
Orange SA	2,815	46,988
Peugeot SA	872	19,869
Publicis Groupe SA	334	22,920
Renault SA	326	27,619
Sanofi	1,228	98,559
Schneider Electric SE	1,911	158,932
TOTAL SA	5,365	325,794
Unibail-Rodamco-Westfield, REIT	724	159,417
Veolia Environnement SA	1,114	23,805
Vinci SA	2,263	217,228

		1,782,646

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Germany — 1.5%
Allianz SE (Registered)	1,241	255,714
Aroundtown SA	4,143	34,057
BASF SE	575	54,895
Bayerische Motoren Werke AG	314	28,383
Daimler AG (Registered)	1,890	121,068
Deutsche Telekom AG (Registered)*	10,117	156,352
Deutsche Wohnen SE	588	28,397
E.ON SE	2,510	26,743
Evonik Industries AG	615	21,042
Hannover Rueck SE	252	31,329
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	177	37,213
ProSiebenSat.1 Media SE	793	20,067
RWE AG	1,117	25,383
Schaeffler AG (Preference)	809	10,500
Telefonica Deutschland Holding AG	4,946	19,457
TUI AG	1,569	34,317
Volkswagen AG (Preference)	220	36,346
Vonovia SE	514	24,430

		965,693

Hong Kong — 0.5%
Hang Seng Bank Ltd.	4,400	109,870
HKT Trust & HKT Ltd.	53,000	67,607
New World Development Co. Ltd.	48,000	67,148
WH Group Ltd. (j)	46,500	37,627
Wharf Real Estate Investment Co. Ltd.	5,000	35,504

		317,756

Hungary — 0.1%
OTP Bank Nyrt.	2,674	96,545

India — 0.2%
Infosys Ltd., ADR	5,352	103,989

Indonesia — 0.2%
Telekomunikasi Indonesia Persero Tbk. PT, ADR	4,567	118,788

Ireland — 0.1%
AIB Group plc	3,604	19,517
Bank of Ireland Group plc	3,678	28,542

		48,059

Italy — 0.6%
Assicurazioni Generali SpA	2,031	33,954
Atlantia SpA	639	18,839
Enel SpA	30,603	169,577
Eni SpA	2,902	53,807

INVESTMENTS	SHARES	VALUE($)

Italy — continued
Intesa Sanpaolo SpA	15,663	45,317
Mediobanca Banca di Credito Finanziario SpA	1,540	14,245
Poste Italiane SpA (j)	3,438	28,696
Telecom Italia SpA, RNC	31,904	20,763
Terna Rete Elettrica Nazionale SpA	3,090	16,688

		401,886

Japan — 0.9%
Bandai Namco Holdings, Inc.	1,100	45,311
Bridgestone Corp.	1,300	50,782
Invesco Office J-Reit, Inc., REIT	200	27,686
Japan Airlines Co. Ltd.	1,400	49,603
Japan Hotel REIT Investment Corp., REIT	67	50,193
Kenedix Office Investment Corp., REIT	4	24,829
Kenedix Retail REIT Corp., REIT	9	19,885
Mitsubishi Estate Co. Ltd.	1,700	29,677
Nippon Prologis REIT, Inc., REIT	21	43,584
Nippon Telegraph & Telephone Corp.	1,900	86,313
Sumitomo Mitsui Financial Group, Inc.	1,300	50,708
Tokio Marine Holdings, Inc.	2,700	126,315

		604,886

Luxembourg — 0.1%
RTL Group SA	221	14,977
SES SA, FDR	1,220	22,301

		37,278

Macau — 0.1%
Sands China Ltd.	13,600	72,507

Mexico — 0.4%
Bolsa Mexicana de Valores SAB de CV	12,896	21,707
Fibra Uno Administracion SA de CV, REIT	50,593	73,749
Kimberly-Clark de Mexico SAB de CV, Class A	57,811	97,718
Wal-Mart de Mexico SAB de CV	34,689	91,560

		284,734

Netherlands — 1.4%
ABN AMRO Group NV, CVA (j)	1,059	27,388
Aegon NV	5,449	32,534
Akzo Nobel NV	698	59,534
Eurocommercial Properties NV, REIT, CVA	866	36,756
ING Groep NV	10,818	155,287
Koninklijke Ahold Delhaize NV	6,648	158,738
Koninklijke KPN NV	6,811	18,520
NN Group NV	751	30,458

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Netherlands — continued
Randstad NV	373	21,893
Royal Dutch Shell plc, Class A	4,343	150,721
Royal Dutch Shell plc, Class B	5,192	185,941
Vastned Retail NV, REIT	755	35,568

		913,338

Norway — 0.5%
Aker BP ASA	324	11,918
DNB ASA	2,073	40,368
Equinor ASA	1,727	45,666
Marine Harvest ASA	1,204	23,939
Norsk Hydro ASA	14,595	87,121
Telenor ASA	5,133	105,126

		314,138

Portugal — 0.1%
EDP — Energias de Portugal SA	6,138	24,328
Galp Energia SGPS SA	1,086	20,660

		44,988

Russia — 0.7%
Alrosa PJSC	30,354	48,399
Moscow Exchange MICEX-RTS PJSC	66,833	115,810
PhosAgro PJSC, GDR (j)	1,410	18,026
Sberbank of Russia PJSC	42,773	148,575
Sberbank of Russia PJSC, ADR	4,979	71,474
Severstal PJSC, GDR (j)	1,552	23,022

		425,306

Singapore — 0.2%
Ascendas, REIT	8,920	17,274
City Developments Ltd.	4,000	32,039
DBS Group Holdings Ltd.	3,800	73,899

		123,212

South Africa — 0.6%
Anglo American plc	1,797	39,895
AVI Ltd.	12,162	95,931
Barclays Africa Group Ltd.	1,675	19,450
Bid Corp. Ltd.	2,260	45,254
FirstRand Ltd.	15,998	74,317
Investec plc	3,035	21,460
SPAR Group Ltd. (The)	2,608	35,252
Vodacom Group Ltd.	5,663	50,691

		382,250

INVESTMENTS	SHARES	VALUE($)

South Korea — 0.5%
ING Life Insurance Korea Ltd. (j)	580	21,774
KT&G Corp.	984	94,548
Samsung Electronics Co. Ltd.	2,500	104,724
Samsung Fire & Marine Insurance Co. Ltd.	240	56,866
SK Telecom Co. Ltd., ADR	1,137	26,515

		304,427

Spain — 0.8%
ACS Actividades de Construccion y Servicios SA	474	19,124
Aena SME SA (j)	96	17,381
Banco Bilbao Vizcaya Argentaria SA	4,778	33,697
Bankinter SA	1,682	16,320
CaixaBank SA	6,489	27,931
Enagas SA	1,103	32,170
Endesa SA	1,056	23,223
Gas Natural SDG SA	989	26,145
Iberdrola SA	25,251	194,730
Mapfre SA	6,974	20,962
Merlin Properties Socimi SA, REIT	2,941	42,698
Red Electrica Corp. SA	1,169	23,749
Repsol SA	2,190	42,747

		520,877

Sweden — 0.6%
Boliden AB*	722	23,301
Lundin Petroleum AB	732	23,234
Nordea Bank AB	3,725	35,732
Skandinaviska Enskilda Banken AB, Class A	2,911	27,551
SKF AB, Class B	872	16,143
Svenska Handelsbanken AB, Class A	7,691	85,181
Swedbank AB, Class A	1,703	36,285
Swedish Match AB	458	22,635
Tele2 AB, Class B	2,560	29,984
Telia Co. AB	5,589	25,474
Volvo AB, Class B	1,905	30,276

		355,796

Switzerland — 1.6%
Ferguson plc	1,308	105,828
Glencore plc*	9,350	44,392
Novartis AG (Registered)	4,885	370,044
Roche Holding AG	1,197	265,564
Swiss Re AG	1,202	104,945
Zurich Insurance Group AG*	434	128,347

		1,019,120

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Taiwan — 1.4%
Asustek Computer, Inc.	7,000	63,879
Chicony Electronics Co. Ltd.	7,000	15,759
Delta Electronics, Inc.	11,000	39,428
MediaTek, Inc.	7,000	68,713
Mega Financial Holding Co. Ltd.	62,000	54,665
Novatek Microelectronics Corp.	16,000	72,004
President Chain Store Corp.	6,000	67,988
Quanta Computer, Inc.	29,000	50,817
Taiwan Mobile Co. Ltd.	26,000	94,195
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,212	263,671
Vanguard International Semiconductor Corp.	46,000	105,084

		896,203

Thailand — 0.3%
Siam Cement PCL (The)	4,400	54,690
Siam Commercial Bank PCL (The)	24,600	87,829
Thai Oil PCL	17,200	40,321

		182,840

Turkey — 0.1%
Ford Otomotiv Sanayi A/S	1,141	15,184
Tofas Turk Otomobil Fabrikasi A/S	6,420	33,599
Tupras Turkiye Petrol Rafinerileri A/S	1,709	40,285

		89,068

United Arab Emirates — 0.1%
Emaar Development PJSC*	15,550	21,421
First Abu Dhabi Bank PJSC	22,086	73,056

		94,477

United Kingdom — 3.4%
3i Group plc	1,554	18,398
Admiral Group plc	906	22,770
AstraZeneca plc	2,348	162,404
Aviva plc	15,226	101,026
Babcock International Group plc	1,433	15,397
BAE Systems plc	3,064	26,066
Berkeley Group Holdings plc	580	28,891
BP plc	14,437	109,844
British American Tobacco plc	1,845	92,939
British Land Co. plc (The), REIT	8,729	77,225
Centrica plc	12,110	25,145
Compass Group plc	1,722	36,705
Diageo plc	2,077	74,618
Direct Line Insurance Group plc	4,973	22,441

INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
easyJet plc	808	17,776
GlaxoSmithKline plc	7,458	150,360
Hammerson plc, REIT	2,903	19,951
HSBC Holdings plc	18,757	175,333
International Consolidated Airlines Group SA	2,189	19,156
J Sainsbury plc	5,548	23,478
Legal & General Group plc	11,728	41,023
Lloyds Banking Group plc	71,066	58,965
Mondi plc	655	17,671
NewRiver REIT plc, REIT	4,772	16,967
Next plc	321	25,551
Old Mutual Ltd.*	6,348	12,550
Persimmon plc	2,934	97,731
Prudential plc	1,804	41,125
Quilter plc* (j)	2,430	4,648
Royal Mail plc	3,890	25,880
RSA Insurance Group plc	2,893	25,873
Safestore Holdings plc, REIT	6,660	48,157
Schroders plc	349	14,482
Segro plc, REIT	6,702	59,024
Severn Trent plc	857	22,345
Taylor Wimpey plc	31,162	73,356
Tritax Big Box REIT plc, REIT	14,817	30,438
Unilever NV, CVA	4,528	252,286
UNITE Group plc (The), REIT	1,678	19,041
Vodafone Group plc	46,954	113,736

		2,220,772

United States — 9.5%
Altria Group, Inc.	2,218	125,960
American Tower Corp., REIT	247	35,610
Analog Devices, Inc.	1,022	98,030
AvalonBay Communities, Inc., REIT	856	147,138
Avaya Holdings Corp.*	1,870	37,550
Brandywine Realty Trust, REIT	3,196	53,948
Bristol-Myers Squibb Co.	882	48,810
Brixmor Property Group, Inc., REIT	3,089	53,841
Broadcom, Inc.	593	143,886
Camden Property Trust, REIT	1,180	107,533
Chevron Corp.	547	69,157
Cisco Systems, Inc.	1,601	68,891
Citigroup, Inc.	1,388	92,885
Coca-Cola Co. (The)	7,549	331,099
Comcast Corp., Class A	2,445	80,220

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
United States — continued
CVS Health Corp.	710	45,689
Digital Realty Trust, Inc., REIT	1,572	175,404
Douglas Emmett, Inc., REIT	1,262	50,707
DowDuPont, Inc.	76	5,000
DowDuPont, Inc.	601	39,628
Eaton Corp. plc	2,266	169,361
Equinix, Inc., REIT	160	68,782
Equity LifeStyle Properties, Inc., REIT	740	68,006
Equity Residential, REIT	578	36,813
HCP, Inc., REIT	3,835	99,020
Healthcare Trust of America, Inc., Class A, REIT	1,315	35,452
Highwoods Properties, Inc., REIT	940	47,686
Home Depot, Inc. (The)	604	117,840
International Business Machines Corp.	1,576	220,167
Iron Mountain, Inc., REIT	1,492	52,235
Kilroy Realty Corp., REIT	684	51,738
Marathon Petroleum Corp.	950	66,652
Merck & Co., Inc.	4,722	286,625
Microsoft Corp.	439	43,290
Mid-America Apartment Communities, Inc., REIT	849	85,469
Morgan Stanley	1,644	77,926
National Health Investors, Inc., REIT	1,077	79,353
NextEra Energy, Inc.	1,559	260,400
Occidental Petroleum Corp.	825	69,036
Park Hotels & Resorts, Inc., REIT	1,453	44,505
PepsiCo, Inc.	1,586	172,668
Pfizer, Inc.	10,034	364,034
Philip Morris International, Inc.	2,517	203,223
Principal Financial Group, Inc.	1,544	81,755
Prologis, Inc., REIT	2,623	172,305
Public Storage, REIT	820	186,025
Regency Centers Corp., REIT	541	33,585
Senior Housing Properties Trust, REIT	1,367	24,729
STORE Capital Corp., REIT	1,357	37,182
Sunstone Hotel Investors, Inc., REIT	2,577	42,830
Texas Instruments, Inc.	1,145	126,236
Union Pacific Corp.	872	123,545
UnitedHealth Group, Inc.	434	106,478
Verizon Communications, Inc.	6,216	312,727
Vornado Realty Trust, REIT	3,043	224,939
Xcel Energy, Inc.	2,896	132,289

		6,135,892

Total Common Stocks (Cost $20,934,209)		21,576,178

INVESTMENTS	SHARES	VALUE($)

Investment Companies — 10.9%
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (k)	243,254	1,914,411
JPMorgan Equity Income Fund Class R6 Shares (k)	224,410	3,837,409
JPMorgan Floating Rate Income Fund Class R6 Shares (k)	137,514	1,283,007

Total Investment Companies (Cost $6,781,940)		7,034,827

	PRINCIPAL AMOUNT($)
Mortgage-Backed Securities — 5.1%
United States — 5.1%
FHLMC Gold Pools, 30 Year, Single Family
Pool # G67700, 3.50%, 8/1/2046	108,691	108,823
Pool # G60852, 4.00%, 8/1/2046	58,155	59,630
Pool # G61096, 3.50%, 2/1/2047	155,935	155,641
Pool # G08756, 3.00%, 4/1/2047	92,993	90,069
Pool # G67703, 3.50%, 4/1/2047	27,395	27,350
Pool # G67704, 4.00%, 8/1/2047	22,548	23,165
Pool # Q52307, 3.50%, 11/1/2047	19,514	19,482
Pool # G67706, 3.50%, 12/1/2047	368,653	368,049
Pool # Q53751, 3.50%, 1/1/2048	165,675	164,842
Pool # G67708, 3.50%, 3/1/2048	509,031	507,803
FNMA, 20 Year, Single Family
Pool # BM3100, 4.00%, 11/1/2037	28,393	29,352
Pool # BM3569, 3.50%, 2/1/2038	68,277	68,947
Pool # BM3791, 3.50%, 4/1/2038	49,662	50,062
FNMA, 30 Year, Single Family
Pool # AS4085, 4.00%, 12/1/2044	24,923	25,628
Pool # BM1909, 4.00%, 2/1/2045	45,848	47,233
Pool # MA2670, 3.00%, 7/1/2046	76,940	74,625
Pool # MA2863, 3.00%, 1/1/2047	227,382	220,541
Pool # AS8784, 3.00%, 2/1/2047	55,453	53,784
Pool # MA2920, 3.00%, 3/1/2047	82,969	80,471
Pool # BM4028, 3.50%, 10/1/2047	39,768	39,742
Pool # BM3357, 3.50%, 11/1/2047	78,103	78,440
Pool # BM3778, 3.50%, 12/1/2047	254,727	255,395
Pool # CA0906, 3.50%, 12/1/2047	135,088	134,942
Pool # MA3210, 3.50%, 12/1/2047	28,985	28,855
Pool # CA0995, 3.50%, 1/1/2048	155,947	155,778
Pool # BH9215, 3.50%, 1/1/2048	4,886	4,870
Pool # BM3788, 3.50%, 3/1/2048	315,737	316,587
FNMA, Other
Pool # AN7845, 3.08%, 12/1/2029	30,000	28,724
Pool # AN8281, 3.19%, 2/1/2030	20,000	19,299

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued
United States — continued
Pool # AN8572, 3.55%, 4/1/2030	20,000	19,887
Pool # AN3747, 2.87%, 2/1/2032	12,000	11,125
Pool # AN6122, 3.06%, 8/1/2032	20,000	18,775
Pool # AN7633, Pool, 3.13%, 12/1/2032	10,000	9,520
Pool # AN8095, 3.24%, 1/1/2033	18,000	17,285

Total Mortgage-Backed Securities (Cost $3,322,558)		3,314,721

Asset-Backed Securities — 4.2%
United States — 4.2%
ABFC Trust
Series 2003-OPT1, Class M1, 3.13%, 2/25/2033‡ (l)	209,973	211,100
Series 2004-OPT5, Class A1, 2.79%, 6/25/2034‡ (l)	56,908	55,548
ACE Securities Corp. Home Equity Loan Trust Series 2003-HE1, Class M1, 3.07%, 11/25/2033 (l)	103,300	101,546
Ameriquest Mortgage Securities, Inc. Asset-Backed Securities
Series 2003-10, Class M1, 3.14%, 12/25/2033‡ (l)	52,428	51,755
Series 2003-10, Class M2, 4.64%, 12/25/2033‡ (l)	64,082	62,915
AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1997-1, Class A7, 7.61%, 3/25/2027‡	21,117	21,020
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6, Class M2, 4.57%, 11/25/2033‡ (l)	82,527	83,201
Bayview Opportunity Master Fund Trust Series 2018-RN5, Class A1, 3.82%, 4/28/2033‡ (c) (g)	231,386	231,184
Bear Stearns Asset-Backed Securities Trust Series 2004-HE5, Class M2, 3.97%, 7/25/2034‡ (l)	20,879	20,783
Countrywide Asset-Backed Certificates
Series 2004-2, Class M1, 2.84%, 5/25/2034‡ (l)	25,756	25,722
Series 2006-19, Class 2A2, 2.25%, 3/25/2037‡ (l)	94,311	93,402
CWABS, Inc. Asset-Backed Certificates Trust
Series 2004-5, Class M5, 4.42%, 5/25/2034 (l)	51,467	49,755
Series 2004-5, Class M3, 3.82%, 7/25/2034‡ (l)	82,347	83,263
Fremont Home Loan Trust
Series 2003-A, Class M1, 3.07%, 8/25/2033‡ (l)	79,126	76,609

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series 2004-1, Class M4, 3.52%, 2/25/2034‡ (l)	68,989	69,490
GSAMP Trust Series 2003-SEA, Class A1, 2.49%, 2/25/2033‡ (l)	184,074	181,231
Home Equity Asset Trust
Series 2005-7, Class M1, 2.54%, 1/25/2036‡ (l)	85,625	85,925
Series 2007-2, Class 2A2, 2.28%, 7/25/2037‡ (l)	30,242	30,173
Home Equity Mortgage Loan Asset-Backed Trust Series 2006-B, Class 2A3, 2.28%, 6/25/2036‡ (l)	59,462	57,850
MASTR Asset-Backed Securities Trust Series 2004-OPT2, Class M1, 2.99%, 9/25/2034‡ (l)	23,408	22,822
Morgan Stanley ABS Capital I, Inc. Trust
Series 2003-SD1, Class M1, 4.34%, 3/25/2033‡ (l)	183,557	177,851
Series 2003-NC10, Class M1, 3.11%, 10/25/2033‡ (l)	32,632	32,324
Series 2004-HE3, Class M1, 2.95%, 3/25/2034‡ (l)	79,229	77,140
Series 2004-NC7, Class M2, 3.02%, 7/25/2034‡ (l)	52,783	53,220
RAMP Trust
Series 2005-RS6, Class M4, 3.07%, 6/25/2035‡ (l)	250,000	250,285
Series 2006-RZ3, Class M1, 2.44%, 8/25/2036‡ (l)	200,000	196,268
Renaissance Home Equity Loan Trust Series 2003-3, Class A, 2.59%, 12/25/2033 (l)	34,917	34,337
Securitized Asset-Backed Receivables LLC Trust Series 2004-OP2, Class M3, 4.12%, 8/25/2034‡ (l)	115,479	107,899
Structured Asset Investment Loan Trust Series 2003-BC11, Class M1, 3.07%, 10/25/2033‡ (l)	15,767	15,720
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4, 2.26%, 1/25/2037 (l)	106,624	104,274
Wells Fargo Home Equity Asset-Backed Securities Trust Series 2006-3, Class A2, 2.24%, 1/25/2037‡ (l)	63,479	63,070

Total Asset-Backed Securities (Cost $2,638,241)		2,727,682

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — 3.6%
United States — 3.6%
American Home Mortgage Investment Trust Series 2005-1, Class 6A, 4.50%, 6/25/2045 (l)	40,827	41,988
Banc of America Funding Trust Series 2006-A, Class 1A1, 3.79%, 2/20/2036 (l)	28,902	28,702
Banc of America Mortgage Trust Series 2005-A, Class 2A2, 3.70%, 2/25/2035 (l)	18,249	18,083
Bear Stearns ALT-A Trust Series 2005-4, Class 23A2, 3.78%, 5/25/2035 (l)	52,114	52,896
Bear Stearns ARM Trust
Series 2004-9, Class 22A1, 3.98%, 11/25/2034 (l)	109,611	111,117
Series 2006-1, Class A1, 3.67%, 2/25/2036 (l)	27,211	27,377
Citigroup Mortgage Loan Trust, Inc. Series 2005-6, Class A1, 3.41%, 9/25/2035 (l)	62,928	63,775
COLT Mortgage Loan Trust Series 2018-2, Class A1, 3.47%, 7/27/2048 (c) (l)	197,765	197,765
FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 4.39%, 9/25/2030 (l)	250,000	249,237
First Horizon Mortgage Pass-Through Trust Series 2004-AR7, Class 4A1, 3.77%, 2/25/2035 (l)	19,745	19,771
FNMA, Connecticut Avenue Securities Series 2017-C05, Class 1M1, 2.64%, 1/25/2030 (l)	161,210	161,267
GSR Mortgage Loan Trust Series 2005-AR3, Class 1A1, 2.53%, 5/25/2035 (l)	58,752	58,164
Impac CMB Trust
Series 2004-6, Class 1A2, 2.87%, 10/25/2034 (l)	71,291	69,821
Series 2004-7, Class 1A2, 3.01%, 11/25/2034 (l)	105,629	102,680
Series 2005-4, Class 1A1A, 2.63%, 5/25/2035 (l)	245,709	244,944
Series 2005-8, Class 1AM, 2.79%, 2/25/2036 (l)	168,803	157,699
JP Morgan Alternative Loan Trust Series 2007-A2, Class 12A3, 2.28%, 6/25/2037 (l)	70,233	69,916
Lehman Mortgage Trust Series 2005-3, Class 2A3, 5.50%, 1/25/2036	11,713	11,170
MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 3.81%, 4/21/2034 (l)	28,412	29,152

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 5.17%, 1/25/2037 (l)	15,922	15,356
Morgan Stanley Mortgage Loan Trust Series 2004-5AR, Class 4A, 4.23%, 7/25/2034 (l)	33,745	33,269
NSM
7.50%, 6/30/2023 (h)	12,000	12,000
8.25%, 6/30/2026 (h)	15,000	15,000
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 2.37%, 12/25/2035 (l)	62,770	61,484
Residential Asset Securitization Trust Series 2004-A6, Class A1, 5.00%, 8/25/2019	10,601	10,537
TSGICN 6/30/2026	24,000	24,000
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR3, Class A1, 3.66%, 3/25/2035 (l)	25,286	24,862
Series 2005-AR5, Class A6, 3.90%, 5/25/2035 (l)	40,564	40,838
Wells Fargo Mortgage Backed Securities Trust
Series 2004-W, Class A1, 3.72%, 11/25/2034 (l)	52,611	53,153
Series 2004-Z, Class 2A2, 3.74%, 12/25/2034 (l)	33,215	33,832
Series 2005-AR1, Class 1A1, 3.84%, 2/25/2035 (l)	24,668	25,207
Series 2006-AR2, Class 2A3, 3.82%, 3/25/2036 (l)	40,202	40,634
Series 2006-AR3, Class A3, 4.02%, 3/25/2036 (l)	32,151	32,018
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-EE, Class 2A2, 4.15%, 12/25/2034 (l)	41,103	42,295
Series 2005-AR2, Class 2A2, 3.91%, 3/25/2035 (l)	21,901	22,363
Series 2005-AR3, Class 2A1, 4.16%, 3/25/2035 (l)	34,351	34,900
Series 2005-AR3, Class 1A1, 4.23%, 3/25/2035 (l)	44,624	45,921
Series 2005-16, Class A8, 5.75%, 1/25/2036	13,598	14,475

Total Collateralized Mortgage Obligations (Cost $2,247,764)		2,297,668

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — 0.8%
Cayman Islands — 0.4%
GPMT Ltd. Series 2018-FL1, Class AS, 3.29%, 11/21/2035‡ (c) (l)	250,000	250,000

United States — 0.4%
DBGS Mortgage Trust Series 2018-5BP, Class B, 2.73%, 6/15/2033 (c) (l)	100,000	99,219
GS Mortgage Securities Trust Series 2007-GG10, Class AM, 5.98%, 8/10/2045 (l)	131,638	133,796
LB-UBS Commercial Mortgage Trust
Series 2006-C6, Class AJ, 5.45%, 9/15/2039‡ (l)	52,379	39,686

		272,701

Total Commercial Mortgage-Backed Securities (Cost $533,939)		522,701

	NO. OF WARRANTS
Warrants — 0.6%
Switzerland — 0.6%
Fuyao Glass Industry Group Co. Ltd expiring 3/6/2019*	24,463	95,224
Henan Shuanghui Investment & Development Co. Ltd. expiring 10/29/2018*	5,710	22,832
Huayu Automotive Systems Co. Ltd. expiring 10/29/2018*	20,100	72,184
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. expiring 10/29/2018*	1,833	36,522
Midea Group Co. Ltd. expiring 3/6/2019*	9,924	78,462
SAIC Motor Corp., Ltd. expiring 2/11/2019*	17,485	92,628
Zhengzhou Yutong Bus Co. Ltd. expiring 4/26/2019*	6,930	20,134

		417,986

Total Warrants (Cost $424,692)		417,986

	SHARES
Preferred Stocks — 0.5%
United States — 0.5%
Bank of America Corp., Series GG, 6.00%, 5/16/2023 ($25 par value) (m)	1,000	26,120
BB&T Corp., Series G, 5.20%, 6/1/2018 ($25 par value) (m)	2,000	50,100
Dominion Energy, Inc., Series A, 5.25%, 7/30/2076 ($25 par value)	5,000	123,700

INVESTMENTS	SHARES	VALUE($)

United States — continued
Goldman Sachs Group, Inc. (The), Series J, (ICE LIBOR USD 3 Month + 3.64%), 5.50%, 5/10/2023 ($25 par value) (b) (m)	1,000	25,880
Morgan Stanley, Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (b) (m)	1,000	25,690
Southern Co. (The), 5.25%, 10/1/2076 ($25 par value)	1,000	25,050
State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (b) (m)	1,000	26,120
Wells Fargo & Co., Series Q, (ICE LIBOR USD 3 Month + 3.09%), 5.85%, 9/15/2023 ($25 par value) (b) (m)	1,000	25,900

Total Preferred Stocks (Cost $323,740)		328,560

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 1.13%, 1/31/2019 (n) (Cost $233,968)	235,000	233,540

Loan Assignments — 0.2% (o)
United States — 0.2%
Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.34%, 10/2/2024 (b)	13,000	12,982
JC Penney Corp., Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.57%, 6/23/2023 (b) (p)	10,000	9,529
Securus Technologies Holdings, Inc., 1st Lien, Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.59%, 11/1/2024 (b)	99,500	99,842

Total Loan Assignments (Cost $122,176)		122,353

Convertible Bonds — 0.0% (i)
United States — 0.0% (i)
Liberty Interactive LLC
4.00%, 11/15/2029	3,000	2,108
3.75%, 2/15/2030	2,000	1,395

Total Convertible Bonds (Cost $3,246)		3,503

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

INVESTMENTS	NO. OF RIGHTS	VALUE($)
Rights — 0.0% (i)
Italy — 0.0% (i)
Intesa Sanpaolo SpA, expiring 7/17/2018‡*	15,663	—	(q)

Spain — 0.0% (i)
ACS Actividades de Construccion y Servicios SA, expiring 8/6/2018*	474	488
Repsol SA, expiring 8/6/2018*	2,190	1,243

		1,731

Total Rights (Cost $1,728)		1,731

	SHARES
Short-Term Investments — 2.7%
Investment Companies — 2.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (k) (r) (Cost $1,740,384)	1,740,384	1,740,384

Total Investments — 98.8% (Cost $63,243,267)		63,825,476
Other Assets Less Liabilities — 1.20%		795,462

NET ASSETS — 100.00%		$64,620,938

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2018

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	11.0%
Banks	7.1
Oil, Gas & Consumable Fuels	6.9
Equity Real Estate Investment Trusts (REITs)	5.6
Mortgage-Backed Securities	5.2
Asset-Backed Securities	4.3
Diversified Telecommunication Services	3.8
Pharmaceuticals	3.7
Insurance	3.7
Collateralized Mortgage Obligations	3.6
Capital Markets	3.0
Media	2.9
Health Care Providers & Services	2.3
Metals & Mining	1.9
Electric Utilities	1.6
Wireless Telecommunication Services	1.6
Hotels, Restaurants & Leisure	1.6
Semiconductors & Semiconductor Equipment	1.5
Food & Staples Retailing	1.3
Beverages	1.1
Chemicals	1.1
Energy Equipment & Services	1.1
IT Services	1.1
Food Products	1.0
Others (each less than 1.0%)	19.3
Short-Term Investments	2.7

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
Foreign Exchange GBP/USD	(18)	09/2018	USD	(1,489,050)	23,141
MSCI Emerging Markets E-Mini Index	(2)	09/2018	USD	(106,330)	6,896

					30,037

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

Abbreviations

ABS	Asset-backedsecurities
ADR	AmericanDepositary Receipt
CVA	DutchCertification
FDR	FiduciaryDepositary Receipt
FHLMC	FederalHome Loan Mortgage Corp.
FNMA	FederalNational Mortgage Association
GDR	GlobalDepositary Receipt
ICE	IntercontinentalExchange
LIBOR	LondonInterbank Offered Rate
MSCI	MorganStanley Capital International
OYJ	PublicLimited Company
Preference	Aspecial type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	RealEstate Investment Trust
RNC	RisparmioNon-Convertible Savings Shares
SDR	SwedishDepositary Receipt
SCA	Limitedpartnership with share capital
USD	UnitedStates Dollar

(a)

    Securityis perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2018.

(b)	Variableor floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2018.
(c)

    Securitiesexempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(d)	Securityis an interest bearing note with preferred security characteristics.
(e)	Defaultedsecurity.
(f)	Securityhas the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(g)

    Stepbond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2018.

(h)	Allor a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	Amountrounds to less than 0.05% of net assets.
(j)

    Securityexempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(k)	Investmentin affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)

    Variableor floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2018.

(m)	Thedate shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of June 30, 2018.
(n)	Allor a portion of this security is deposited with the broker as initial margin for futures contracts.
(o)	Loanassignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(p)	Allor a portion of this security is unsettled as of June 30, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(q)	Amountrounds to less than 1.
(r)	Therate shown is the current yield as of June 30, 2018.
*	Non-incomeproducing security.
‡	Valuedetermined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	25

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$55,050,265
Investments in affiliates, at value	8,775,211
Cash	591,954
Foreign currency, at value	55,865
Deposits at broker for futures contracts	4,000
Receivables:
Investment securities sold	184,390
Portfolio shares sold	43,233
Interest and dividends from non-affiliates	445,823
Dividends from affiliates	89
Tax reclaims	34,704
Due from Adviser	7,051

Total Assets	65,192,585

LIABILITIES:
Payables:
Investment securities purchased	426,942
Investment securities purchased—delayed delivery securities	42,840
Portfolio shares redeemed	1,630
Variation margin on futures contracts	15,639
Accrued liabilities:
Distribution fees	10,820
Custodian and accounting fees	16,889
Trustees’ and Chief Compliance Officer’s fees	1,026
Audit fees	54,356
Other	1,505

Total Liabilities	571,647

Net Assets	$64,620,938

NET ASSETS:
Paid-in-Capital	$62,574,710
Accumulated undistributed net investment income	1,124,461
Accumulated net realized gains (losses)	309,862
Net unrealized appreciation (depreciation)	611,905

Total Net Assets	$64,620,938

Net Assets:
Class 1	$11,219,069
Class 2	53,401,869

Total	$64,620,938

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	1,078,496
Class 2	5,142,205
Net Asset Value, offering and redemption price per share (a):
Class 1	$10.40
Class 2	10.39
Cost of investments in non-affiliates	$54,720,943
Cost of investments in affiliates	8,522,324
Cost of foreign currency	56,272

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2018 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$758,658
Interest income from affiliates	381
Dividend income from non-affiliates	588,834
Dividend income from affiliates	131,006
Foreign taxes withheld	(49,307)

Total investment income	1,429,572

EXPENSES:
Investment advisory fees	130,522
Administration fees	23,524
Distribution fees — Class 2	59,484
Custodian and accounting fees	90,131
Interest expense to affiliates	76
Professional fees	52,167
Trustees’ and Chief Compliance Officer’s fees	13,183
Printing and mailing costs	9,149
Transfer agency fees — Class 1	76
Transfer agency fees — Class 2	954
Other	3,571

Total expenses	382,837

Less fees waived	(143,882)
Less expense reimbursements	(7,307)

Net expenses	231,648

Net investment income (loss)	1,197,924

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	634,318
Investments in affiliates	(259,048)
Futures contracts	(2,905)
Foreign currency transactions	(8,497)

Net realized gain (loss)	363,868

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,724,454)
Investments in affiliates	(124,610)
Futures contracts	100,324
Foreign currency translations	(2,092)

Change in net unrealized appreciation/depreciation	(2,750,832)

Net realized/unrealized gains (losses)	(2,386,964)

Change in net assets resulting from operations	$(1,189,040)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Income Builder Portfolio
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,197,924	$1,628,475
Net realized gain (loss)	363,868	1,597,655
Distributions of capital gains received from investment company affiliates	—	15,705
Change in net unrealized appreciation/depreciation	(2,750,832)	2,186,859

Change in net assets resulting from operations	(1,189,040)	5,428,694

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	—	(314,113)
From net realized gains	(19,883)	(75,570)
Class 2
From net investment income	—	(1,377,677)
From net realized gains	(92,037)	(384,336)

Total distributions to shareholders	(111,920)	(2,151,696)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,023,582	(950,140)

NET ASSETS:
Change in net assets	13,722,622	2,326,858
Beginning of period	50,898,316	48,571,458

End of period	$64,620,938	$50,898,316

Accumulated undistributed net investment income	$1,124,461	$(73,463)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$2,677,923	$10,804,890
Distributions reinvested	19,883	389,683
Cost of shares redeemed	(15,216)	(2,573,327)

Change in net assets resulting from Class 1 capital transactions	$2,682,590	$8,621,246

Class 2
Proceeds from shares issued	$16,305,488	$17,463,574
Distributions reinvested	92,037	1,762,013
Cost of shares redeemed	(4,056,533)	(28,796,973)

Change in net assets resulting from Class 2 capital transactions	$12,340,992	$(9,571,386)

Total change in net assets resulting from capital transactions	$15,023,582	$(950,140)

SHARE TRANSACTIONS:
Class 1
Issued	251,686	1,020,481
Reinvested	1,899	36,489
Redeemed	(1,448)	(241,287)

Change in Class 1 Shares	252,137	815,683

Class 2
Issued	1,545,018	1,663,469
Reinvested	8,799	165,048
Redeemed	(379,611)	(2,745,359)

Change in Class 2 Shares	1,174,206	(916,842)

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Six Months Ended June 30, 2018 (Unaudited)	$10.62	$0.23	(g)	$(0.43)	$(0.20)	$—	$(0.02)	$—	$(0.02)
Year Ended December 31, 2017	9.93	0.37	(g)	0.81	1.18	(0.39)	(0.10)	—	(0.49)
Year Ended December 31, 2016	9.63	0.37	(g)	0.26	0.63	(0.32)	—	(0.01)	(0.33)
Year Ended December 31, 2015	9.95	0.36	(g)	(0.40)	(0.04)	(0.27)	(0.01)	—	(0.28)
December 9, 2014 (i) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	—	(0.03)

Class 2
Six Months Ended June 30, 2018 (Unaudited)	10.62	0.21	(g)	(0.42)	(0.21)	—	(0.02)	—	(0.02)
Year Ended December 31, 2017	9.92	0.35	(g)	0.81	1.16	(0.36)	(0.10)	—	(0.46)
Year Ended December 31, 2016	9.63	0.35	(g)	0.25	0.60	(0.30)	—	(0.01)	(0.31)
Year Ended December 31, 2015	9.95	0.33	(g)	(0.39)	(0.06)	(0.25)	(0.01)	—	(0.26)
December 9, 2014 (i) through December 31, 2014	10.00	0.03		(0.05)	(0.02)	(0.03)	—	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$10.40	(1.90)%	$11,219,069	0.59%		4.35%		1.11%		41%
10.62	11.89	8,776,419	0.59		3.40		1.26		85
9.93	6.53	106,032	0.60		3.72		1.27		46
9.63	(0.31)	99,526	0.60	(h)	3.56	(h)	1.44	(h)	42
9.95	(0.17)	99,795	0.60	(h)	4.67	(h)	7.83	(h)	1

10.39	(1.99)	53,401,869	0.84		4.08		1.37		41
10.62	11.70	42,121,897	0.84		3.31		1.40		85
9.92	6.21	48,465,426	0.85		3.47		1.49		46
9.63	(0.50)	29,991,045	0.85	(h)	3.30	(h)	1.71	(h)	42
9.95	(0.18)	19,856,239	0.85	(h)	4.42	(h)	8.08	(h)	1

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2018.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$289,912	$2,437,770	$2,727,682
Collateralized Mortgage Obligations
Other Collateralized Mortgage Obligations	—	2,297,668	—	2,297,668
Commercial Mortgage-Backed Securities
Cayman Islands	—	—	250,000	250,000
United States	—	233,015	39,686	272,701

Total Commercial Mortgage-Backed Securities	—	233,015	289,686	522,701

Common Stocks
Australia	—	633,552	—	633,552
Austria	—	22,736	—	22,736
Belgium	—	133,095	—	133,095
China	52,673	573,322	—	625,995
Colombia	—	19,983	—	19,983
Czech Republic	—	139,890	—	139,890
Denmark	—	123,773	—	123,773
Finland	—	286,675	—	286,675
France	159,417	1,623,229	—	1,782,646
Germany	—	965,693	—	965,693
Hong Kong	—	317,756	—	317,756
Hungary	—	96,545	—	96,545
Ireland	—	48,059	—	48,059
Italy	—	401,886	—	401,886
Japan	—	604,886	—	604,886
Luxembourg	—	37,278	—	37,278
Macau	—	72,507	—	72,507
Netherlands	—	913,338	—	913,338
Norway	—	314,138	—	314,138
Portugal	—	44,988	—	44,988
Russia	235,683	189,623	—	425,306
Singapore	—	123,212	—	123,212
South Africa	181,874	200,376	—	382,250
South Korea	26,515	277,912	—	304,427
Spain	—	520,877	—	520,877
Sweden	—	355,796	—	355,796
Switzerland	—	1,019,120	—	1,019,120
Taiwan	263,671	632,532	—	896,203
Thailand	128,150	54,690	—	182,840
Turkey	—	89,068	—	89,068
United Kingdom	4,648	2,216,124	—	2,220,772
Other Common Stocks	7,470,888	—	—	7,470,888

Total Common Stocks	8,523,519	13,052,659	—	21,576,178

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Convertible Bonds
Other Convertible Bonds	$—	$3,503	$—		$3,503
Corporate Bonds
United States	—	19,497,747	167,097		19,664,844
Other Corporate Bonds	—	3,838,798	—		3,838,798

Total Corporate Bonds	—	23,336,545	167,097		23,503,642

Investment Companies	7,034,827	—	—		7,034,827
Loan Assignments
Other Loan Assignments	—	122,353	—		122,353
Mortgage-Backed Securities	—	3,314,721	—		3,314,721
Preferred Stocks
United States	328,560	—	—		328,560
Rights
Italy	—	—	—	(a)	—	(a)
Other Rights	1,731	—	—		1,731

Total Rights	1,731	—	—	(a)	1,731

U.S. Treasury Obligations
United States	—	233,540	—		233,540
Warrants
Other Warrants	—	417,986	—		417,986
Short-Term Investments
Investment Companies	1,740,384	—	—		1,740,384

Total Investments in Securities	$17,629,021	$43,301,902	$2,894,553		$63,825,476

Appreciation in Other Financial Instruments
Futures Contracts	$30,037	$—	$—		$30,037

(a)	Amount rounds to less than 1.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

Transfers from level 1 to level 2 in the amount of $1,198,454 are due to applying the fair value factors to certain securities during the six months ended June 30, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2017	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2018
Investments in Securities
Asset-Backed Securities — United States	$1,966,076	$—	$(7,540)	$2,835	$653,944	$(177,545)	$—	$—	$2,437,770
Commercial Mortgage-Backed Securities — Cayman Islands	—	—	—	—	250,000	—	—	—	250,000
Commercial Mortgage-Backed Securities — United States	—	—	(994)	19	—	(5,230)	45,891	—	39,686
Corporate Bonds — United States	27,609	(393)	(4,666)	363	29,458	(34,213)	148,939	—	167,097
Rights — Italy	—	—	— (a)	—	—	—	—	—	—	(a)

Total	$1,993,685	$(393)	$(13,200)	$3,217	$933,402	$(216,988)	$194,830	$—	$2,894,553

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than 1.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2018, which were valued using significant unobservable inputs (level 3) amounted to $(13,200). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$2,437,770		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 14.60% (6.70%)
				Constant Default Rate	0.00% - 6.90% (3.85%)
				Yield (Discount Rate of Cash Flows)	2.88% - 6.93% (4.23%)

Asset-Backed Securities	2,437,770

	39,686		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	199.00% (199.00%)

Commercial Mortgage-Backed Securities	39,686

	167,088		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.18% - 10.30% (7.34%)
	9		Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Corporate Bonds	167,097

	—	(a)	Intrinsic	Strike Price	EUR 2.74

Rights	—	(a)

Total	$2,644,553

#

The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At June 30, 2018, the value of these investments was $250,000 The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Amount rounds to less than 1.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

Security Description	Value at December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund, Class R6 Shares(a)	$2,748,879	$1,724,176	$4,206,972	$(208,728)	$(57,355)	$—	—	$62,958	$—
JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares (a)	—	4,336,792	2,361,951	(28,808)	(31,622)	1,914,411	243,254	22,096	—
JPMorgan Equity Income Fund, Class R6 Shares (a)	1,800,259	3,127,511	1,042,632	(18,955)	(28,774)	3,837,409	224,410	30,245	—
JPMorgan Floating Rate Income Fund, Class R6 Shares (a)	—	1,289,866	—	—	(6,859)	1,283,007	137,514	3,989	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (b)	—	5,638,921	3,898,537	—	—	1,740,384	1,740,384	4,946	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	1,037,220	11,099,955	12,134,618	(2,557)	—	—	—	6,772	—

Total	$5,586,358	$27,217,221	$23,644,710	$(259,048)	$(124,610)	$8,775,211		$131,006	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

C. Loan Assignments — The Portfolio invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Portfolio invests in loan assignments of all or a portion of the loans. When a portfolio purchases a loan assignment, the portfolio has direct rights against the Borrower on a loan, provided, however, the portfolio’s rights may be more limited than the Lender from which they acquired the assignment and the portfolio may be able to enforce its rights only through the Agent. As a result, the portfolio assumes the credit risk of the Borrower as well as any other persons interpositioned between the portfolio and the Borrower (“Intermediate Participants”). A portfolio may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a portfolio could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a portfolio may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Portfolio had delayed delivery securities outstanding as of June 30, 2018, which are shown as a Payable for Investment securities purchased-delayed delivery securities ion the Statement of Assets and Liabilities. The values of these securities held at June 30, 2018 are detailed on the SOI.

E. Futures Contracts — The Portfolio used index, currency, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate, foreign currency and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2018:

Futures Contracts:
Equity
Average Notional Balance Long	$390,110	(a)
Average Notional Balance Short	736,299
Ending Notional Balance Short	106,330

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

Foreign Exchange
Average Notional Balance Short	$1,737,378
Ending Notional Balance Short	1,489,050
Interest Rate
Average Notional Balance Short	2,560,819	(a)

(a)	For the period January 1, 2018 through May 31, 2018.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2018, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$23,141
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	6,896

		$30,037

(a)

This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the effect of derivatives on the Statement of Operations for the six months ended June 30, 2018, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(43,291)
Foreign exchange contracts	(34,553)
Interest rate contracts	74,939

Total	$(2,905)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$50,098
Foreign exchange contracts	62,399
Interest rate contracts	(12,173)

Total	$100,324

The Portfolio’s derivatives contracts held at June 30, 2018 are not accounted for as hedging instruments under GAAP.

G. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend. Certain Portfolios may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Portfolio. These amounts are included in Interest Income on the Statement of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

J. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.45%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2018, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2018 and is in place until at least April 30, 2019.

For the six months ended June 30, 2018, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$118,919	$23,524	$142,443	$7,307

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2018 was $1,439.

The Underlying Funds may impose a separate advisory fee. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fee in the weighted average pro-rata amount of the advisory fee charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2018, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2018, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$38,108,373	$22,489,414	$193,545	$165,948

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$63,243,267	$2,253,578	$1,641,332	$612,246

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards in the amount of $857,169.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2018, the Portfolio had four omnibus accounts which owned 77.9% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Portfolio may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	41

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Actual	$1,000.00	$981.00	$2.90	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class 2
Actual	1,000.00	980.10	4.12	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	SAN-JPMITIBP-618

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2018 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 6, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy outpaced growth in other developed market nations even as investor concerns about rising interest rates and global trade tensions increasingly weighed on financial markets during the six months ended June 30, 2018.

“The outlook for the U.S. economy remained positive at the end of the reporting period amid buoyant consumer sentiment and investor expectations for further corporate earnings growth.”— George C.W. Gatch

Corporate profits remained strong throughout the reporting period and U.S. gross domestic product (GDP) growth accelerated from 2.2% in the first quarter of 2018 to 4.1% in the second quarter, the biggest increase in nearly four years. U.S. labor markets tightened further and the unemployment rate sank below 4% in April and May. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response to the overall strength of the economy, the U.S. Federal Reserve raised interest rates in March and June.

Equity prices in the U.S. surged higher in January before a sharp sell-off in early February snapped a streak of 15 consecutive months of record closing highs for the Standard & Poor’s 500 Index. Over several days the index lost more than 10% of its value, a decline that was the fastest peak-to-trough drop in the history of the index. Bond prices also fell sharply and the rout in U.S. financial markets spread to other developed market equities and bonds.

In subsequent months, U.S. equity prices rebounded somewhat but never fully recovered during the remainder of the reporting period and financial market volatility remained elevated through June 2018.

Meanwhile, economic growth in the European Union showed signs of slowing during the reporting period. The European Central Bank said it planned no interest rate increases until mid-2019, but it began to reduce stimulus measures in January 2018. China’s economy maintained a steady expansion, as the government sought to restrain financial market speculation, while also supporting growth in consumer spending.

The outlook for the U.S. economy remained positive at the end of the reporting period amid buoyant consumer sentiment and investor expectations for further corporate earnings growth. While wage growth remained stubbornly low, the U.S. unemployment rate stood at its lowest level in decades. The economies of other developed market nations appear poised for continued moderate economic growth, rising corporate profits and low or declining unemployment rates. However, the nascent trade war between the U.S. and China, involving tariffs on billions of dollars’ worth of goods, could begin to weigh on corporate profits and economic growth.

We believe investors who remain focused on a well-diversified portfolio and long-term results may be rewarded by a global investment environment that remains largely positive. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	(1.26)%
MSCI World Index (net of foreign withholding taxes)	0.43%
Global Allocation Composite Benchmark	(0.31)%

Net Assets as of 6/30/2018	$80,067,335

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

Equity markets in the U.S. provided modest positive returns for the reporting period amid increased market volatility and investor concerns about U.S.-driven trade tensions. Equity prices were supported by corporate earnings growth and the continued U.S. economic expansion. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards.

In January 2018, the Standard & Poor’s 500 Index (the “S&P 500”) reached four record high closings, but would not return to its January 26, 2018 peak for the remainder of the reporting period. In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks. Meanwhile, fixed-income securities provided mixed returns. High yield bonds (also known as “junk bonds”) provided small but positive returns while investment grade corporate bonds were negative for the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Global Allocation Composite Benchmark (the “Composite”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays Global Aggregate Index, for the six months ended June 30, 2018.

Relative to the Benchmark, the Portfolio’s allocation to emerging market equity securities, which broadly underperformed global equity securities, detracted from the performance.

Relative to the Composite, the Portfolio’s allocation to U.S. equities made a positive contribution to performance. The Portfolio’s allocation to international developed market equity and emerging markets equity detracted from relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to tactically pursue income. The portfolio managers decreased their overall allocation to equity, increasing their position in U.S. equity and reducing their allocations to international developed market and emerging markets equity. The portfolio managers also added a dedicated allocation to U.S. agency mortgages and floating rate fixed income, while removing their dedicated allocation to investment grade corporate bonds.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund Class R6 Shares	8.5%
2.	JPMorgan Floating Rate Income Fund Class R6 Shares	5.0
3.	JPMorgan Emerging Markets Equity Fund Class R6 Shares	5.0
4.	JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares	3.0
5.	U.S. Treasury Notes, 1.13%, 01/31/19	1.0
6.	UnitedHealth Group, Inc.	1.0
7.	Microsoft Corp.	0.6
8.	Amazon.com, Inc.	0.5
9.	Alphabet, Inc., Class C	0.5
10.	Apple, Inc.	0.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Johnson & Johnson	13.1%
2.	Kroger Co. (The)	12.2
3.	Hasbro, Inc.	11.3
4.	MGM Resorts International	8.9
5.	Colgate-Palmolive Co.	8.4
6.	Kimberly-Clark Corp.	7.3
7.	Comcast Corp., Class A	6.5
8.	International Business Machines Corp.	6.3
9.	DENTSPLY SIRONA, Inc.	5.5
10.	Rockwell Automation, Inc.	5.5

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	46.7%
Investment Companies	21.6
Collateralized Mortgage Obligations	8.5
Foreign Government Securities	8.0
Asset-Backed Securities	3.1
U.S. Treasury Obligations	1.0
Others (each less than 1.0%)	1.1
Short-Term Investments	10.0

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2018. The Portfolio’s composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2018. The Portfolio’s composition is subject to change.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	(1.14)%	6.08%	5.90%	5.57%
CLASS 2 SHARES	December 9, 2014	(1.26)	5.83	5.64	5.31

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 06/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index, the Global Allocation Composite Benchmark and the Lipper Variable Underlying Funds Flexible Funds Index from December 9, 2014 to June 30, 2018. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Variable Underlying Funds Flexible Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays Global

Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Lipper Variable Underlying Funds Flexible Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — 99.8%
Common Stocks — 46.6%
Australia — 1.1%
Australia & New Zealand Banking Group Ltd.	6,579	137,696
BHP Billiton Ltd.	6,689	167,372
BHP Billiton plc	5,542	124,376
Commonwealth Bank of Australia	380	20,494
CSL Ltd.	293	41,707
Dexus, REIT	8,269	59,436
Goodman Group, REIT	12,497	89,089
Macquarie Group Ltd.	97	8,840
National Australia Bank Ltd.	509	10,335
Rio Tinto Ltd.	1,969	121,655
Rio Tinto plc	392	21,606
Wesfarmers Ltd.	1,891	68,996
Westpac Banking Corp.	799	17,352

		888,954

Austria — 0.2%
ams AG*	652	48,352
Erste Group Bank AG*	2,084	86,882

		135,234

Belgium — 0.2%
Anheuser-Busch InBev SA/NV	1,893	190,937

Brazil — 0.1%
Itau Unibanco Holding SA (Preference)	6,965	72,152

Canada — 0.4%
Alimentation Couche-Tard, Inc., Class B	1,618	70,288
Canadian National Railway Co.	845	69,115
Canadian Pacific Railway Ltd.	835	152,822
Fairfax Financial Holdings Ltd.	96	53,814

		346,039

China — 0.6%
BOC Hong Kong Holdings Ltd.	14,000	65,799
China Overseas Land & Investment Ltd.	22,000	72,209
CNOOC Ltd.	39,000	66,828
JD.com, Inc., ADR*	1,514	58,970
Ping An Insurance Group Co. of China Ltd., Class H	15,000	137,365
Tencent Holdings Ltd.	1,400	70,302

		471,473

Denmark — 0.2%
Chr Hansen Holding A/S	496	45,662

INVESTMENTS	SHARES	VALUE($)

Denmark — continued
Novo Nordisk A/S, Class B	2,659	122,821

		168,483

Finland — 0.3%
Cargotec OYJ, Class B	768	38,751
Nokia OYJ	12,690	72,788
Outokumpu OYJ	10,379	64,283
Wartsila OYJ Abp	3,833	75,038

		250,860

France — 2.3%
Accor SA	1,433	70,183
Air Liquide SA	1,337	167,587
Airbus SE	1,182	137,933
Alstom SA	1,962	90,014
AXA SA	5,089	124,344
BNP Paribas SA	2,350	145,364
Capgemini SE	550	73,705
LVMH Moet Hennessy Louis Vuitton SE	183	60,759
Pernod Ricard SA	718	117,181
Renault SA	1,105	93,617
Safran SA	690	83,562
Sanofi	1,885	151,289
Schneider Electric SE	1,590	132,235
Sodexo SA	926	92,437
TOTAL SA	3,366	204,403
Vinci SA	224	21,502
Vivendi SA	1,782	43,593

		1,809,708

Germany — 2.1%
adidas AG	279	60,743
Allianz SE (Registered)	79	16,278
BASF SE	439	41,911
Bayer AG (Registered)	2,211	242,820
Brenntag AG	1,436	79,787
Continental AG	347	78,970
Daimler AG (Registered)	2,002	128,242
Delivery Hero AG* (a)	1,139	60,373
Deutsche Bank AG (Registered)	1,388	14,850
Deutsche Boerse AG	645	85,755
Deutsche Post AG (Registered)	1,972	64,071
Deutsche Telekom AG (Registered)*	5,068	78,323
Henkel AG & Co. KGaA (Preference)	822	104,886
Infineon Technologies AG	2,531	64,291
Linde AG	567	134,707

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued
Common Stocks — continued
Germany — continued
SAP SE	2,786	321,554
Siemens AG (Registered)	609	80,239
Zalando SE* (a)	780	43,471

		1,701,271

Hong Kong — 0.8%
AIA Group Ltd.	30,200	263,085
CK Asset Holdings Ltd.	14,552	115,198
CK Hutchison Holdings Ltd.	9,052	95,825
Melco Resorts & Entertainment Ltd., ADR	6,445	180,460

		654,568

India — 0.2%
HDFC Bank Ltd., ADR	1,412	148,288

Indonesia — 0.1%
Bank Central Asia Tbk. PT	62,200	92,891

Ireland — 0.2%
CRH plc	1,813	63,771
Ryanair Holdings plc, ADR*	795	90,813

		154,584

Israel — 0.0% (b)
Teva Pharmaceutical Industries Ltd., ADR	1,142	27,774

Italy — 0.3%
Assicurazioni Generali SpA	4,724	78,976
Enel SpA	25,390	140,690
Telecom Italia SpA*	49,946	37,004
UniCredit SpA	592	9,812

		266,482

Japan — 4.4%
Asahi Group Holdings Ltd.	900	46,159
Bridgestone Corp.	2,800	109,376
Central Japan Railway Co.	300	62,109
Daicel Corp.	6,400	70,700
Daikin Industries Ltd.	1,000	119,513
DMG Mori Co. Ltd.	2,800	38,710
Electric Power Development Co. Ltd.	700	18,067
FANUC Corp.	300	59,464
Hitachi Ltd.	5,000	35,225
Honda Motor Co. Ltd.	4,000	117,284
Japan Airlines Co. Ltd.	2,100	74,405
Japan Tobacco, Inc.	2,700	75,455

INVESTMENTS	SHARES	VALUE($)

Japan — continued
Kao Corp.	1,500	114,332
KDDI Corp.	1,400	38,283
Keyence Corp.	100	56,401
Komatsu Ltd.	2,200	62,631
Kyowa Hakko Kirin Co. Ltd.	1,800	36,231
Kyushu Electric Power Co., Inc.	1,800	20,098
Mabuchi Motor Co. Ltd.	2,100	99,672
Marui Group Co. Ltd.	4,400	92,554
Mitsubishi Corp.	3,900	108,143
Mitsubishi UFJ Financial Group, Inc.	24,600	139,356
NGK Spark Plug Co. Ltd.	2,600	73,915
Nintendo Co. Ltd.	100	32,643
Nippon Telegraph & Telephone Corp.	1,900	86,313
Nomura Research Institute Ltd.	1,400	67,734
Olympus Corp.	400	14,963
ORIX Corp.	4,500	70,930
Otsuka Corp.	1,300	50,892
Otsuka Holdings Co. Ltd.	2,100	101,583
Panasonic Corp.	6,300	84,952
Renesas Electronics Corp.*	10,200	99,713
Seven & i Holdings Co. Ltd.	2,800	122,124
Shin-Etsu Chemical Co. Ltd.	1,000	88,868
SMC Corp.	200	73,218
Sony Corp.	900	46,093
Sumitomo Electric Industries Ltd.	4,100	60,978
Sumitomo Mitsui Financial Group, Inc.	2,900	113,117
T&D Holdings, Inc.	5,000	74,990
Tokio Marine Holdings, Inc.	2,000	93,567
Tokyo Gas Co. Ltd.	1,300	34,518
Tokyu Corp.	5,200	89,483
Toray Industries, Inc.	9,300	73,404
Toyota Motor Corp.	3,300	213,408
West Japan Railway Co.	1,200	88,349
Yamato Holdings Co. Ltd.	2,800	82,411

		3,532,334

Luxembourg — 0.1%
ArcelorMittal	2,163	63,107

Netherlands — 1.4%
Akzo Nobel NV	1,048	89,386
ASML Holding NV	944	186,803
Heineken NV	427	42,780
ING Groep NV	16,458	236,247
Koninklijke Philips NV	727	30,802
NN Group NV	1,353	54,873

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued
Common Stocks — continued
Netherlands — continued
Royal Dutch Shell plc, Class A	4,434	153,456
Royal Dutch Shell plc, Class A	3,932	136,458
Royal Dutch Shell plc, Class B	5,629	201,591

		1,132,396

Singapore — 0.2%
DBS Group Holdings Ltd.	3,900	75,843
United Overseas Bank Ltd.	4,400	86,235

		162,078

South Africa — 0.1%
Naspers Ltd., Class N	336	84,720

South Korea — 0.1%
Samsung Electronics Co. Ltd., GDR (a)	96	99,568

Spain — 0.6%
Banco Santander SA	11,203	59,874
Bankia SA	16,067	59,915
Iberdrola SA	20,879	161,014
Industria de Diseno Textil SA	3,773	128,486
Telefonica SA	4,819	40,901

		450,190

Sweden — 0.2%
Lundin Petroleum AB	1,766	56,053
Svenska Handelsbanken AB, Class A	8,704	96,401

		152,454

Switzerland — 1.8%
Cie Financiere Richemont SA (Registered)	1,651	139,566
Credit Suisse Group AG (Registered)*	3,966	59,304
Ferguson plc	2,674	216,347
Glencore plc*	16,385	77,793
LafargeHolcim Ltd. (Registered)*	1,762	85,673
Nestle SA (Registered)	3,195	247,615
Novartis AG (Registered)	1,818	137,715
Roche Holding AG	1,010	224,077
Swiss Re AG	911	79,538
UBS Group AG (Registered)*	8,845	135,597
Zurich Insurance Group AG*	97	28,686

		1,431,911

United Kingdom — 2.9%
3i Group plc	5,809	68,774
AstraZeneca plc	449	31,056
Aviva plc	25,051	166,216
Barratt Developments plc	3,831	25,970

INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued
BP plc	16,073	122,292
British American Tobacco plc	5,483	276,197
Burberry Group plc	5,295	150,487
Diageo plc	1,981	71,169
Dixons Carphone plc	7,027	17,244
GlaxoSmithKline plc	6,538	131,812
HSBC Holdings plc	15,770	147,360
InterContinental Hotels Group plc	1,105	68,693
ITV plc	34,973	79,957
Lloyds Banking Group plc	72,977	60,550
Prudential plc	6,012	137,052
RELX NV	3,366	71,557
Smith & Nephew plc	3,861	71,121
Standard Chartered plc	11,033	100,217
Taylor Wimpey plc	16,243	38,236
Unilever NV, CVA	3,653	203,534
Vodafone Group plc	57,679	139,715
Whitbread plc	422	21,998
WPP plc	5,218	81,983

		2,283,190

United States — 25.7%
Acadia Healthcare Co., Inc.*	1,140	46,637
Adobe Systems, Inc.*	388	94,598
AdvanSix, Inc.*	840	30,769
Aetna, Inc.	351	64,408
Alleghany Corp.	66	37,948
Allergan plc	607	101,199
Alliance Data Systems Corp.	1,424	332,077
Ally Financial, Inc.	1,795	47,155
Alphabet, Inc., Class A*	268	302,623
Alphabet, Inc., Class C* (c)	337	375,974
Altice USA, Inc., Class A	2,500	42,650
Altria Group, Inc.	3,198	181,614
Amazon.com, Inc.* (c)	228	387,554
American Electric Power Co., Inc.	1,599	110,731
American Express Co.	789	77,322
American Homes 4 Rent, Class A, REIT	3,050	67,649
American International Group, Inc.	2,196	116,432
AmerisourceBergen Corp.	225	19,186
Amphenol Corp., Class A	590	51,418
Analog Devices, Inc.	684	65,609
Apergy Corp.*	457	19,080
Apple, Inc. (c)	2,002	370,590
Applied Materials, Inc.	1,060	48,961

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued
Common Stocks — continued
United States — continued
Arista Networks, Inc.*	184	47,378
Arrow Electronics, Inc.*	886	66,698
AT&T, Inc.	959	30,787
AutoZone, Inc.*	179	120,096
Ball Corp.	3,880	137,934
Bank of America Corp.	11,032	310,992
Becton Dickinson and Co.	878	210,334
Berkshire Hathaway, Inc., Class B*	1,383	258,137
Best Buy Co., Inc.	653	48,701
BlackRock, Inc.	97	48,407
Boeing Co. (The)	318	106,692
Booking Holdings, Inc.*	33	66,894
Brinker International, Inc.	1,215	57,834
Brixmor Property Group, Inc., REIT	4,293	74,827
Broadcom, Inc.	322	78,130
Capital One Financial Corp.	2,310	212,289
Carlisle Cos., Inc. (c)	576	62,387
Cavium, Inc.*	732	63,318
CBRE Group, Inc., Class A*	3,057	145,941
CBS Corp. (Non-Voting), Class B	1,099	61,786
Centene Corp.*	452	55,691
Charles Schwab Corp. (The)	3,741	191,165
Charter Communications, Inc., Class A*	392	114,938
Chubb Ltd.	587	74,561
Cigna Corp.	598	101,630
Cisco Systems, Inc.	2,619	112,696
Citigroup, Inc.	1,918	128,353
Citizens Financial Group, Inc.	2,119	82,429
Clear Channel Outdoor Holdings, Inc., Class A	102	439
Clorox Co. (The)	270	36,517
Columbia Sportswear Co.	491	44,912
Comerica, Inc.	526	47,824
CommScope Holding Co., Inc.*	1,962	57,300
Concho Resources, Inc.*	520	71,942
ConocoPhillips	1,656	115,291
Copart, Inc.*	1,128	63,800
CorePoint Lodging, Inc., REIT*	941	24,372
Corning, Inc.	2,005	55,158
Coty, Inc., Class A	3,749	52,861
CVS Health Corp.	411	26,448
Deere & Co.	382	53,404
Delta Air Lines, Inc.	3,603	178,493

INVESTMENTS	SHARES	VALUE($)

United States — continued
DexCom, Inc.*	255	24,220
Dick’s Sporting Goods, Inc.	691	24,358
DISH Network Corp., Class A*	3,933	132,188
DocuSign, Inc.*	198	10,484
Dover Corp.	898	65,734
Dr Pepper Snapple Group, Inc.	952	116,144
Duke Energy Corp.	654	51,718
Eagle Materials, Inc.	441	46,292
East West Bancorp, Inc.	1,081	70,481
EastGroup Properties, Inc., REIT	488	46,633
Edison International	829	52,451
Electronic Arts, Inc.*	670	94,483
Energizer Holdings, Inc.	1,072	67,493
Entercom Communications Corp., Class A (c)	5,743	43,360
EOG Resources, Inc.	445	55,371
EQT Corp.	1,626	89,723
Eversource Energy	889	52,104
Evolent Health, Inc., Class A*	1,616	34,017
Exact Sciences Corp.*	536	32,047
Exelixis, Inc.*	1,032	22,209
Expedia Group, Inc.	456	54,807
Extended Stay America, Inc.	1,677	36,240
Exxon Mobil Corp. (c)	2,386	197,394
Facebook, Inc., Class A*	1,021	198,401
Fastenal Co.	373	17,952
Federal Realty Investment Trust, REIT	392	49,608
Fifth Third Bancorp	2,279	65,407
First Republic Bank	862	83,433
Fiserv, Inc.*	4,525	335,257
Fortune Brands Home & Security, Inc.	694	37,261
Gartner, Inc.*	447	59,406
Genuine Parts Co.	538	49,383
Global Payments, Inc.	802	89,415
GoDaddy, Inc., Class A*	1,163	82,108
Graphic Packaging Holding Co.	3,670	53,252
Guidewire Software, Inc.*	399	35,423
Hartford Financial Services Group, Inc. (The)	1,860	95,102
HCA Healthcare, Inc.	488	50,069
Henry Schein, Inc.*	726	52,737
Hewlett Packard Enterprise Co.	2,701	39,462
Hilton Worldwide Holdings, Inc.	1,802	142,646
Home Depot, Inc. (The)	348	67,895
Honeywell International, Inc.	787	113,367

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued
Common Stocks — continued
United States — continued
Illinois Tool Works, Inc.	372	51,537
Illumina, Inc.*	254	70,940
Intercept Pharmaceuticals, Inc.*	288	24,166
Intuitive Surgical, Inc.*	124	59,332
Invesco Ltd.	1,610	42,762
Jazz Pharmaceuticals plc*	364	62,717
Johnson & Johnson	1,258	152,646
KapStone Paper and Packaging Corp.	1,372	47,334
Kimco Realty Corp., REIT	3,844	65,310
Kinder Morgan, Inc.	6,237	110,208
Kohl’s Corp.	1,428	104,101
Kroger Co. (The)	2,176	61,907
Las Vegas Sands Corp.	490	37,416
Lennox International, Inc.	406	81,261
LKQ Corp.*	1,548	49,381
Loews Corp. (c)	3,450	166,566
Lululemon Athletica, Inc.*	340	42,449
M&T Bank Corp.	935	159,090
Marathon Petroleum Corp.	932	65,389
Marsh & McLennan Cos., Inc.	457	37,460
Martin Marietta Materials, Inc.	486	108,538
Mastercard, Inc., Class A (c)	1,142	224,426
Medtronic plc	549	47,000
Merck & Co., Inc.	2,465	149,625
Microsoft Corp. (c)	4,903	483,485
Mid-America Apartment Communities, Inc., REIT	952	95,838
Middleby Corp. (The)*	354	36,965
Molson Coors Brewing Co., Class B	1,274	86,683
Morgan Stanley	1,773	84,040
Motorola Solutions, Inc.	669	77,852
Murphy USA, Inc.*	860	63,889
Nasdaq, Inc.	578	52,754
Netflix, Inc.*	322	126,040
Nexstar Media Group, Inc., Class A	1,079	79,199
NextEra Energy, Inc.	2,023	337,902
Nordson Corp.	254	32,616
Nordstrom, Inc.	1,606	83,159
Northern Trust Corp.	684	70,377
NVIDIA Corp.	458	108,500
Occidental Petroleum Corp.	1,359	113,721
Old Dominion Freight Line, Inc.	375	55,860
Oshkosh Corp.	934	65,679
Outfront Media, Inc., REIT	3,001	58,369

INVESTMENTS	SHARES	VALUE($)

United States — continued
Palo Alto Networks, Inc.*	371	76,229
Parker-Hannifin Corp.	201	31,326
PayPal Holdings, Inc.*	3,431	285,699
PBF Energy, Inc., Class A	775	32,496
Pfizer, Inc.	6,843	248,264
Phillips 66	956	107,368
PNC Financial Services Group, Inc. (The)	1,198	161,850
Post Holdings, Inc.*	1,054	90,665
Procter & Gamble Co. (The)	1,131	88,286
Progressive Corp. (The)	1,109	65,597
Prudential Financial, Inc.	359	33,570
Public Storage, REIT	438	99,365
QUALCOMM, Inc.	985	55,278
Rayonier, Inc., REIT	1,854	71,731
Raytheon Co.	492	95,045
Red Hat, Inc.*	314	42,192
Revance Therapeutics, Inc.*	897	24,623
Ross Stores, Inc.	723	61,274
S&P Global, Inc.	530	108,062
Sage Therapeutics, Inc.*	146	22,853
SailPoint Technologies Holding, Inc.*	672	16,491
salesforce.com, Inc.*	2,023	275,937
ServiceNow, Inc.*	433	74,680
Shire plc	1,750	98,593
Southwest Airlines Co.	1,218	61,972
Spark Therapeutics, Inc.*	441	36,497
Splunk, Inc.*	507	50,249
Spotify Technology SA*	289	48,621
Square, Inc., Class A*	521	32,114
Stanley Black & Decker, Inc.	490	65,077
SunTrust Banks, Inc.	2,017	133,162
T. Rowe Price Group, Inc.	1,269	147,318
Take-Two Interactive Software, Inc.*	223	26,394
Teladoc, Inc.*	594	34,482
Teradata Corp.*	3,232	129,765
Tesla, Inc.*	81	27,779
Texas Instruments, Inc.	1,366	150,601
TherapeuticsMD, Inc.*	4,626	28,866
Thermo Fisher Scientific, Inc.	987	204,447
Tiffany & Co.	362	47,639
Travelers Cos., Inc. (The)	837	102,399
Union Pacific Corp.	1,387	196,510
United Technologies Corp.	836	104,525
UnitedHealth Group, Inc. (c)	3,274	803,243

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE($)
Long Positions — continued
Common Stocks — continued
United States — continued
Unum Group	1,095	40,504
US Bancorp	2,294	114,746
US Foods Holding Corp.*	2,487	94,058
Veeva Systems, Inc., Class A*	532	40,890
Verizon Communications, Inc.	1,573	79,138
Vertex Pharmaceuticals, Inc.*	380	64,585
Visa, Inc., Class A	1,823	241,456
WABCO Holdings, Inc.*	358	41,893
Walgreens Boots Alliance, Inc.	1,537	92,243
Waste Connections, Inc.	2,294	172,692
Wayfair, Inc., Class A*	293	34,797
Wells Fargo & Co.	5,412	300,041
WestRock Co.	1,327	75,666
Weyerhaeuser Co., REIT	1,222	44,554
Williams Cos., Inc. (The)	2,028	54,979
Worldpay, Inc.*	787	64,361
Wynn Resorts Ltd.	58	9,706
Xcel Energy, Inc.	2,402	109,723

		20,539,160

Total Common Stocks (Cost $32,596,545)		37,310,806

Investment Companies — 21.6%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (d)	144,203	4,003,084
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (d)	307,295	2,418,408
JPMorgan Floating Rate Income Fund Class R6 Shares (d)	431,005	4,021,274
JPMorgan High Yield Fund Class R6 Shares (d)	945,620	6,817,923

Total Investment Companies (Cost $16,653,593)		17,260,689

	PRINCIPAL AMOUNT($)
Collateralized Mortgage Obligations — 8.5%
United States — 8.5%
American Home Mortgage Investment Trust
Series 2005-1, Class 6A, 4.50%, 6/25/2045 (e)	40,827	41,988
Angel Oak Mortgage Trust I LLC
Series 2018-2, Class A1, 3.67%, 7/27/2048 (e) (f)	200,000	200,002

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Banc of America Funding Trust
Series 2006-A, Class 1A1, 3.79%, 2/20/2036 (e)	28,902	28,702
Banc of America Mortgage Trust
Series 2005-A, Class 2A2, 3.70%, 2/25/2035 (e)	30,557	30,279
Bear Stearns ALT-A Trust
Series 2005-4, Class 23A2, 3.78%, 5/25/2035 (e)	52,114	52,896
COLT Mortgage Loan Trust
Series 2018-2, Class A1, 3.47%, 7/27/2048 (e) (f)	98,882	98,882
FHLMC REMIC
Series 3935, Class GA, 3.00%, 10/15/2026	156,968	156,850
Series 4323, Class VA, 4.00%, 3/15/2027	116,934	120,700
Series 4669, Class VJ, 4.00%, 5/15/2028	118,152	121,883
Series 4496, Class CA, 2.00%, 7/15/2031	92,568	89,485
Series 3972, Class PJ, 3.00%, 11/15/2031	140,487	139,626
Series 4062, Class BA, 3.50%, 6/15/2038	91,923	92,124
Series 4329, Class KA, 3.00%, 1/15/2040	136,214	135,699
Series 3632, Class PK, 5.00%, 2/15/2040	89,131	94,657
Series 3778, Class JA, 3.50%, 4/15/2040	120,808	122,131
Series 3923, Class GD, 2.00%, 5/15/2040	89,507	86,419
Series 4364, Class A, 3.00%, 8/15/2040	112,263	111,431
Series 3890, Class BA, 2.50%, 11/15/2040	138,053	135,899
Series 3788, Class FA, 2.60%, 1/15/2041 (e)	51,079	51,364
Series 4366, Class KA, 3.00%, 3/15/2041	114,294	113,024
Series 4467, Class AB, 3.00%, 7/15/2041	114,799	113,668
Series 4005, Class PA, 2.00%, 10/15/2041	34,764	32,798
Series 4118, Class PD, 1.50%, 5/15/2042	111,595	104,643

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Collateralized Mortgage Obligations — continued
United States — continued
Series 4135, Class AD, 2.00%, 6/15/2042	271,699	258,448
Series 4223, Class AL, 3.00%, 8/15/2042	150,669	149,960
Series 4494, Class KA, 3.75%, 10/15/2042	110,286	112,490
Series 4800, Class PA, 3.50%, 7/15/2043	268,909	271,447
FHLMC STRIPS
Series 242, Class F29, 2.32%, 11/15/2036 (e)	123,835	124,348
Series 311, Class F1, 2.62%, 8/15/2043 (e)	80,834	81,419
Series 317, Class F3, 2.59%, 11/15/2043 (e)	166,366	168,278
First Horizon Mortgage Pass-Through Trust
Series 2004-AR7, Class 4A1, 3.77%, 2/25/2035 (e)	41,684	41,739
FNMA REMIC
Series 2011-104, Class TB, 2.50%, 10/25/2026	141,345	139,652
Series 2014-33, Class AH, 3.00%, 6/25/2029	130,330	130,209
Series 2001-68, Class FD, 2.59%, 12/25/2031 (e)	73,435	73,757
Series 2012-87, Class CA, 2.00%, 6/25/2039	44,389	42,635
Series 2013-5, Class BD, 2.00%, 3/25/2040	134,301	129,663
Series 2010-142, Class FM, 2.56%, 12/25/2040 (e)	107,509	107,761
Series 2015-15, Class GH, 2.50%, 3/25/2041	110,952	107,872
Series 2017-4, Class AH, 3.00%, 5/25/2041	212,936	211,315
Series 2011-53, Class FT, 2.67%, 6/25/2041 (e)	55,408	56,184
Series 2015-55, Class QA, 3.50%, 10/25/2042	78,777	78,746
Series 2013-58, Class KJ, 3.00%, 2/25/2043	112,441	111,349
Series 2013-101, Class FE, 2.69%, 10/25/2043 (e)	270,570	274,195
Series 2016-103, Class LA, 3.00%, 5/25/2044	114,492	112,454
Series 2015-54, Class FA, 2.44%, 7/25/2045 (e)	66,907	66,664

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series 2016-40, Class PA, 3.00%, 7/25/2045	111,743	110,851
Series 2016-40, Class FA, 2.74%, 7/25/2046 (e)	63,416	64,587
Series 2016-63, Class AF, 2.59%, 9/25/2046 (e)	64,633	65,301
Series 2017-50, Class FB, 2.49%, 7/25/2047 (e)	204,993	206,097
GNMA
Series 2008-35, Class FH, 2.68%, 4/20/2038 (e)	121,522	123,073
Series 2014-117, Class FP, 2.38%, 6/20/2043 (e)	122,543	122,497
GSR Mortgage Loan Trust
Series 2005-AR3, Class 1A1, 2.53%, 5/25/2035 (e)	97,942	96,961
Impac CMB Trust
Series 2004-7, Class 1A2, 3.01%, 11/25/2034 (e)	105,629	102,681
J.P. Morgan Alternative Loan Trust
Series 2007-A2, Class 12A3, 2.28%, 6/25/2037 (e)	70,233	69,916
J.P. Morgan Mortgage Trust
Series 2005-A3, Class 4A1, 3.70%, 6/25/2035 (e)	24,768	25,089
Lehman Mortgage Trust
Series 2005-3, Class 2A3, 5.50%, 1/25/2036	11,874	11,323
Merrill Lynch Mortgage Investors Trust
Series 2007-1, Class 4A3, 5.17%, 1/25/2037 (e)	26,536	25,593
Morgan Stanley Mortgage Loan Trust
Series 2004-5AR, Class 4A, 4.23%, 7/25/2034 (e)	24,942	24,590
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
Series 2005-5, Class 1APT, 2.37%, 12/25/2035 (e)	62,770	61,484
Residential Asset Securitization Trust
Series 2004-A6, Class A1, 5.00%, 8/25/2019	17,668	17,561
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR3, Class A1, 3.66%, 3/25/2035 (e)	25,286	24,862
Series 2005-AR5, Class A6, 3.90%, 5/25/2035 (e)	40,564	40,838

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Collateralized Mortgage Obligations — continued
United States — continued
Series 2005-AR10, Class 1A3, 3.36%, 9/25/2035 (e)		39,188	39,901
Wells Fargo Mortgage Backed Securities Trust
Series 2004-W, Class A1, 3.72%, 11/25/2034 (e)		87,685	88,588
Series 2004-Z, Class 2A2, 3.74%, 12/25/2034 (e)		33,215	33,831
Series 2006-AR3, Class A3, 4.02%, 3/25/2036 (e)		53,433	53,212
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-EE, Class 2A2, 4.15%, 12/25/2034 (e)		41,103	42,295
Series 2004-DD, Class 1A1, 3.77%, 1/25/2035 (e)		95,570	99,290
Series 2005-AR2, Class 2A1, 3.91%, 3/25/2035 (e)		16,269	16,464
Series 2005-AR2, Class 2A2, 3.91%, 3/25/2035 (e)		31,287	31,948
Series 2005-AR3, Class 1A1, 4.23%, 3/25/2035 (e)		44,624	45,920
Series 2005-AR4, Class 2A2, 3.97%, 4/25/2035 (e)		27,490	27,670
Series 2005-16, Class A8, 5.75%, 1/25/2036		22,663	24,125

Total Collateralized Mortgage Obligations (Cost $6,823,382)			6,822,283

Foreign Government Securities — 8.0%
Australia — 0.1%
Australia Government Bond
5.50%, 4/21/2023 (a)	AUD	2,000	1,696
3.25%, 4/21/2025 (a)	AUD	45,000	34,899
2.25%, 5/21/2028 (a)	AUD	25,000	17,877
2.75%, 11/21/2028 (a)	AUD	44,000	32,868
3.75%, 4/21/2037 (a)	AUD	16,000	13,233
3.00%, 3/21/2047 (a)	AUD	10,000	7,252

			107,825

Belgium — 0.3%
Belgium Government Bond
4.25%, 9/28/2022 (a)	EUR	22,000	30,705
2.25%, 6/22/2023 (a)	EUR	5,000	6,542
0.50%, 10/22/2024 (a)	EUR	30,000	35,819
0.80%, 6/22/2027 (a)	EUR	34,000	40,529
3.00%, 6/22/2034 (a)	EUR	25,000	37,178

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)

Belgium — continued
1.90%, 6/22/2038 (a)	EUR	26,000	33,260
1.60%, 6/22/2047 (a)	EUR	5,000	5,845
2.15%, 6/22/2066 (a)	EUR	3,000	3,805

			193,683

Canada — 0.1%
Canada Government Bond
0.75%, 3/1/2021	CAD	54,000	39,770
1.00%, 6/1/2027	CAD	66,000	45,524
5.00%, 6/1/2037	CAD	8,000	8,695
3.50%, 12/1/2045	CAD	3,000	2,880
2.75%, 12/1/2064	CAD	3,000	2,667

			99,536

China — 0.3%
China Development Bank
0.88%, 1/24/2024 (a)	EUR	100,000	115,833
Export-Import Bank of China (The)
0.75%, 5/28/2023 (a)	EUR	100,000	116,488

			232,321

Denmark — 0.1%
Denmark Government Bond
3.00%, 11/15/2021	DKK	42,000	7,356
1.50%, 11/15/2023	DKK	36,000	6,149
0.50%, 11/15/2027	DKK	67,000	10,672
4.50%, 11/15/2039	DKK	65,000	17,650

			41,827

France — 1.1%
Caisse d’Amortissement de la Dette Sociale
1.88%, 7/28/2020 (a)		100,000	98,177
France Government Bond
1.00%, 11/25/2018 (a)	EUR	227,000	266,725
2.25%, 10/25/2022 (a)	EUR	15,000	19,431
0.00%, 3/25/2023 (a)	EUR	22,000	25,890
1.75%, 11/25/2024 (a)	EUR	75,000	96,890
0.25%, 11/25/2026 (a)	EUR	54,000	62,316
1.00%, 5/25/2027 (a)	EUR	90,000	109,950
1.50%, 5/25/2031 (a)	EUR	10,000	12,581
1.25%, 5/25/2034 (a)	EUR	14,000	16,814
4.75%, 4/25/2035 (a)	EUR	37,500	68,934
1.75%, 6/25/2039 (a)	EUR	20,000	25,333
3.25%, 5/25/2045 (a)	EUR	38,000	62,286
2.00%, 5/25/2048 (a)	EUR	15,000	19,432

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
France — continued
4.00%, 4/25/2055 (a)	EUR	5,000	9,660
4.00%, 4/25/2060 (a)	EUR	4,000	7,940
1.75%, 5/25/2066 (a)	EUR	8,000	9,416

			911,775

Germany — 0.4%
Federal Republic of Germany
1.50%, 5/15/2023 (a)	EUR	51,000	64,875
0.50%, 8/15/2027 (a)	EUR	93,000	111,087
0.50%, 2/15/2028 (a)	EUR	20,000	23,779
4.00%, 1/4/2037 (a)	EUR	33,000	60,257
2.50%, 7/4/2044 (a)	EUR	4,000	6,340
2.50%, 8/15/2046 (a)	EUR	23,000	36,881

			303,219

Italy — 1.0%
Italy Government Bond
1.05%, 12/1/2019	EUR	30,000	35,267
0.70%, 5/1/2020	EUR	10,000	11,670
0.65%, 11/1/2020	EUR	53,000	61,585
0.45%, 6/1/2021	EUR	58,000	66,580
0.10%, 5/15/2022 (a)	EUR	36,322	41,928
1.45%, 9/15/2022	EUR	36,000	41,804
0.95%, 3/15/2023	EUR	64,000	72,138
2.50%, 12/1/2024	EUR	72,000	85,780
1.45%, 5/15/2025	EUR	43,000	47,571
1.60%, 6/1/2026	EUR	25,000	27,572
3.10%, 9/15/2026 (a)	EUR	16,376	21,889
4.75%, 9/1/2028 (a)	EUR	75,000	102,633
1.65%, 3/1/2032 (a)	EUR	21,000	21,215
2.45%, 9/1/2033 (a)	EUR	53,000	57,960
2.25%, 9/1/2036 (a)	EUR	22,000	22,964
4.00%, 2/1/2037 (a)	EUR	4,000	5,255
4.75%, 9/1/2044 (a)	EUR	17,000	24,307
2.70%, 3/1/2047 (a)	EUR	23,000	23,991
2.80%, 3/1/2067 (a)	EUR	2,000	2,021

			774,130

Japan — 2.8%
Japan Finance Organization for Municipalities
0.88%, 9/22/2021 (a)	EUR	100,000	119,623
Japan Government Bond
0.10%, 10/15/2019	JPY	1,200,000	10,871
0.10%, 1/15/2020	JPY	8,300,000	75,233
0.10%, 9/20/2020	JPY	16,100,000	146,135

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)

Japan — continued
1.20%, 12/20/2020	JPY	14,100,000	131,508
0.10%, 9/20/2022	JPY	14,750,000	134,404
0.80%, 9/20/2022	JPY	9,650,000	90,520
0.10%, 12/20/2022	JPY	11,450,000	104,384
0.30%, 12/20/2024	JPY	13,850,000	128,112
0.10%, 6/20/2026	JPY	21,700,000	198,065
0.10%, 12/20/2026	JPY	11,050,000	100,753
1.70%, 12/20/2032	JPY	12,050,000	131,266
1.80%, 12/20/2032	JPY	10,050,000	110,827
1.50%, 3/20/2034	JPY	12,350,000	131,981
0.70%, 3/20/2037	JPY	13,150,000	124,017
0.60%, 12/20/2037	JPY	10,100,000	93,117
2.50%, 3/20/2038	JPY	8,750,000	108,693
1.70%, 9/20/2044	JPY	500,000	5,647
1.40%, 9/20/2045	JPY	8,100,000	86,341
1.40%, 12/20/2045	JPY	3,750,000	39,974
0.80%, 3/20/2047	JPY	4,950,000	45,828
0.80%, 12/20/2047	JPY	9,900,000	91,504
0.90%, 3/20/2057	JPY	4,050,000	37,217

			2,246,020

Qatar — 0.1%
Qatar Government Bond
5.25%, 1/20/2020 (a)		100,000	103,000

Spain — 0.7%
Spain Government Bond
4.00%, 4/30/2020 (a)	EUR	60,000	75,465
0.05%, 1/31/2021	EUR	20,000	23,425
0.45%, 10/31/2022	EUR	65,000	76,642
2.75%, 10/31/2024 (a)	EUR	24,000	31,629
1.60%, 4/30/2025 (a)	EUR	57,000	70,197
1.45%, 10/31/2027 (a)	EUR	58,000	68,858
1.40%, 4/30/2028 (a)	EUR	22,000	25,857
2.35%, 7/30/2033 (a)	EUR	24,000	29,713
4.20%, 1/31/2037 (a)	EUR	24,000	37,495
5.15%, 10/31/2044 (a)	EUR	18,000	32,390
2.90%, 10/31/2046 (a)	EUR	5,000	6,367
2.70%, 10/31/2048 (a)	EUR	66,000	80,060
3.45%, 7/30/2066 (a)	EUR	3,000	4,112

			562,210

Sweden — 0.1%
Sweden Government Bond
5.00%, 12/1/2020	SEK	55,000	6,971
3.50%, 6/1/2022	SEK	35,000	4,492
2.50%, 5/12/2025	SEK	130,000	16,880

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Sweden — continued
2.25%, 6/1/2032	SEK	15,000	1,977
3.50%, 3/30/2039	SEK	25,000	3,984

			34,304

United Kingdom — 0.9%
U.K. Treasury Bonds
4.75%, 3/7/2020 (a)	GBP	27,000	38,067
1.50%, 1/22/2021 (a)	GBP	54,000	72,640
0.50%, 7/22/2022 (a)	GBP	42,000	54,560
2.25%, 9/7/2023 (a)	GBP	39,000	54,669
2.75%, 9/7/2024 (a)	GBP	36,000	52,207
2.00%, 9/7/2025 (a)	GBP	9,000	12,587
1.50%, 7/22/2026 (a)	GBP	4,000	5,390
1.63%, 10/22/2028 (a)	GBP	44,000	59,153
4.50%, 9/7/2034 (a)	GBP	8,000	14,840
4.25%, 3/7/2036 (a)	GBP	40,000	73,608
1.75%, 9/7/2037 (a)	GBP	42,000	55,634
4.75%, 12/7/2038 (a)	GBP	10,000	20,119
3.25%, 1/22/2044 (a)	GBP	14,000	24,098
3.50%, 1/22/2045 (a)	GBP	11,000	19,847
4.25%, 12/7/2046 (a)	GBP	19,000	39,078
1.50%, 7/22/2047 (a)	GBP	44,000	54,888
3.75%, 7/22/2052 (a)	GBP	5,000	10,143
4.25%, 12/7/2055 (a)	GBP	5,500	12,565
1.75%, 7/22/2057 (a)	GBP	25,000	34,186
2.50%, 7/22/2065 (a)	GBP	10,000	17,238
3.50%, 7/22/2068 (a)	GBP	11,000	24,138

			749,655

Total Foreign Government Securities (Cost $6,476,549)			6,359,505

Asset-Backed Securities — 3.1%
United States — 3.1%
AMRESCO Residential Securities Corp. Mortgage Loan Trust
Series 1997-1, Class A7, 7.61%, 3/25/2027‡		35,194	35,034
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-W5, Class M1, 2.99%, 4/25/2034‡ (e)		52,889	52,809
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE6, Class M2, 4.57%, 11/25/2033‡ (e)		78,400	79,041

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued
Series 2004-HE3, Class M2, 3.77%, 6/25/2034‡ (e)	74,626	74,160
Series 2005-HE6, Class M3, 2.89%, 7/25/2035 (e)	142,051	142,030
Bayview Opportunity Master Fund Trust
Series 2018-RN5, Class A1, 3.82%, 4/28/2033‡ (f) (g)	138,831	138,710
Bear Stearns Asset-Backed Securities Trust
Series 2004-HE5, Class M2, 3.97%, 7/25/2034‡ (e)	20,879	20,783
Series 2003-2, Class M1, 3.89%, 3/25/2043‡ (e)	48,116	47,950
Countrywide Asset-Backed Certificates
Series 2004-2, Class M1, 2.84%, 5/25/2034‡ (e)	42,926	42,870
Series 2005-12, Class M1, 2.56%, 2/25/2036 (e)	186,934	186,458
Series 2006-19, Class 2A2, 2.25%, 3/25/2037‡ (e)	94,311	93,402
CWABS, Inc. Asset-Backed Certificates Trust
Series 2004-1, Class M2, 2.92%, 3/25/2034‡ (e)	53,545	53,186
Series 2004-5, Class M5, 4.42%, 5/25/2034 (e)	51,467	49,755
Series 2004-5, Class M3, 3.82%, 7/25/2034‡ (e)	82,347	83,263
First Franklin Mortgage Loan Trust
Series 2004-FFH3, Class M1, 2.96%, 10/25/2034 (e)	149,593	149,639
Home Equity Asset Trust
Series 2007-2, Class 2A2, 2.28%, 7/25/2037‡ (e)	30,242	30,173
Home Equity Mortgage Loan Asset-Backed Trust
Series 2005-B, Class M2, 2.80%, 8/25/2035 (e)	142,568	142,479
Series 2006-B, Class 2A3, 2.28%, 6/25/2036‡ (e)	94,188	91,635
Long Beach Mortgage Loan Trust
Series 2004-4, Class M1, 2.99%, 10/25/2034 (e)	101,062	101,169
Morgan Stanley ABS Capital I, Inc. Trust
Series 2003-NC10, Class M1, 3.11%, 10/25/2033‡ (e)	54,386	53,874

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Asset-Backed Securities — continued
United States — continued
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-MHQ1, Class M2, 3.22%, 12/25/2034 (e)	142,126	142,290
RAMP Trust
Series 2005-KS12, Class M1, 2.53%, 1/25/2036 (e)	197,320	196,742
Series 2006-RZ4, Class A3, 2.36%, 10/25/2036 (e)	197,158	194,555
Saxon Asset Securities Trust
Series 2003-3, Class M1, 3.07%, 12/25/2033‡ (e)	46,098	44,468
Structured Asset Investment Loan Trust
Series 2003-BC11, Class M1, 3.07%, 10/25/2033‡ (e)	22,073	22,008
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC6, Class A4, 2.26%, 1/25/2037 (e)	106,624	104,274
Series 2007-WF2, Class A1, 3.09%, 8/25/2037‡ (e)	53,752	54,027
Wells Fargo Home Equity Asset-Backed Securities Trust
Series 2006-3, Class A2, 2.24%, 1/25/2037‡ (e)	73,813	73,337

Total Asset-Backed Securities (Cost $2,426,736)		2,500,121

U.S. Treasury Obligations — 1.0%
U.S. Treasury Notes
1.13%, 1/31/2019 (h) (Cost $821,251)	825,000	819,876

Commercial Mortgage-Backed Securities — 0.5%
United States — 0.5%
Braemar Hotels & Resorts Trust 2018-Prime
Series 2018-PRME, Class B, 3.12%, 6/15/2035 (e) (f)	150,000	149,837
BXMT Ltd.
Series 2017-FL1, Class B, 3.57%, 6/15/2035 (e) (f)	100,000	100,001
DBGS Mortgage Trust
Series 2018-5BP, Class B, 2.73%, 6/15/2033 (e) (f)	100,000	99,219
LB-UBS Commercial Mortgage Trust
Series 2006-C6, Class AJ, 5.45%, 9/15/2039‡ (e)	83,108	62,967

Total Commercial Mortgage-Backed Securities (Cost $409,577)		412,024

INVESTMENTS	PRINCIPAL AMOUNT($)		VALUE($)
Mortgage-Backed Securities — 0.2%
United States — 0.2%
FHLMC Gold Pools, 15 Year, Single Family
Pool # G14120, 4.00%, 4/1/2026		40,892	42,043
FNMA, 15 Year, Single Family
Pool # AL1174, 4.00%, 11/1/2026		130,627	134,472

Total Mortgage-Backed Securities (Cost $176,457)			176,515

Supranational — 0.1%
Supranational — 0.1%
European Investment Bank
2.80%, 1/15/2021	AUD	33,000	24,638
0.50%, 6/21/2023	AUD	30,000	19,620
Inter-American Development Bank
0.50%, 5/23/2023	CAD	63,000	43,607
4.40%, 1/26/2026	CAD	16,000	13,472

Total Supranational (Cost $104,611)			101,337

Corporate Bonds — 0.1%
Mexico — 0.1%
Petroleos Mexicanos
6.38%, 2/4/2021		70,000	73,675

Netherlands — 0.0% (b)
Bank Nederlandse Gemeenten NV
4.75%, 3/6/2023 (a)	AUD	15,000	12,074

Total Corporate Bonds (Cost $86,569)			85,749

	NO. OF CONTRACTS
Options Purchased — 0.1%
Call Option Purchased — 0.1%
United States — 0.1%
iShares MSCI EAFE ETF
9/21/2018 at USD 70.00, American Style Notional Amount: USD 4,507,081 Exchange Traded*		673	30,622
S&P 500 Index
9/21/2018 at USD 2,800.00, European Style Notional Amount: USD 4,893,066 Exchange Traded*		18	47,880

Total Options Purchased (Cost $180,145)			78,502

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	NUMBER OF RIGHTS		VALUE($)
Long Positions — continued
Rights — 0.0% (b)
United States — 0.0% (b)
Media General, Inc., CVR*‡ (Cost $—)		902	44

	PRINCIPAL AMOUNT($)
Short-Term Investments — 10.0%
Foreign Government Treasury Bills — 5.9%
Canadian Treasury Bills (Canada)
1.32%, 10/18/2018 (i)	CAD	2,071,000	1,569,117
1.27%, 11/15/2018 (i)	CAD	350,000	264,849
1.38%, 11/15/2018 (i)	CAD	1,724,000	1,304,570
1.34%, 12/13/2018 (i)	CAD	370,000	279,600
1.44%, 12/13/2018 (i)	CAD	1,706,000	1,289,184

Total Foreign Government Treasury Bills (Cost $4,799,465)			4,707,320

	SHARES
Investment Companies — 4.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (d) (j)		3,010,329	3,010,329
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (d) (j)		282,889	282,889

Total Investment Companies (Cost $3,293,218)			3,293,218

Total Short-Term Investments (Cost $8,092,683)			8,000,538

Total Long Positions (Cost $74,848,098)			79,927,989

Short Positions – (2.0%)
Common Stocks – (2.0%)
Argentina – (0.1%)
MercadoLibre, Inc.		(134)	(40,057)

United States – (1.9%)
Albemarle Corp.		(557)	(52,542)
Applied Materials, Inc.		(544)	(25,127)
Cardinal Health, Inc.		(387)	(18,897)
Colgate-Palmolive Co.		(2,076)	(134,545)
Comcast Corp., Class A		(3,157)	(103,581)
DENTSPLY SIRONA, Inc.		(2,012)	(88,065)
Hasbro, Inc.		(1,957)	(180,651)
International Business Machines Corp.		(723)	(101,003)
Johnson & Johnson		(1,727)	(209,554)
Kimberly-Clark Corp.		(1,114)	(117,349)
Kroger Co. (The)		(6,849)	(194,854)

INVESTMENTS	SHARES	VALUE($)

United States — continued
MGM Resorts International	(4,920)	(142,828)
Procter & Gamble Co. (The)	(688)	(53,705)
Rockwell Automation, Inc.	(529)	(87,936)
Walgreens Boots Alliance, Inc.	(386)	(23,166)
Western Digital Corp.	(327)	(25,313)

		(1,559,116)

Total Common Stocks (Cost $(1,596,920))		(1,599,173)

Total Short Positions (Cost $(1,596,920))		(1,599,173)

Total Investments — 97.8% (Cost $73,251,178)		78,328,816
Other Assets Less Liabilities — 2.20%		1,738,519

NET ASSETS — 100.00%		$80,067,335

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2018

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

LONG PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE
Investment Companies	21.6%
Collateralized Mortgage Obligations	8.5
Foreign Government Securities	8.0
Banks	4.7
Asset-Backed Securities	3.1
Insurance	2.6
Oil, Gas & Consumable Fuels	2.5
IT Services	2.5
Pharmaceuticals	2.5
Software	1.9
Health Care Providers & Services	1.5
Internet Software & Services	1.4
Capital Markets	1.4
Electric Utilities	1.3
Semiconductors & Semiconductor Equipment	1.2
Machinery	1.1
Equity Real Estate Investment Trusts (REITs)	1.1
U.S. Treasury Notes	1.0
Internet & Direct Marketing Retail	1.0
Media	1.0
Others (each less than 1.0%)	20.1
Short-Term Investments	10.0

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

SHORT PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE
Household Products	19.1%
Food & Staples Retailing	13.6
Pharmaceuticals	13.1
Leisure Products	11.3
Hotels, Restaurants & Leisure	8.9
Media	6.5
IT Services	6.3
Health Care Equipment & Supplies	5.5
Electrical Equipment	5.5
Chemicals	3.3
Internet Software & Services	2.5
Technology Hardware, Storage & Peripherals	1.6
Semiconductors & Semiconductor Equipment	1.6
Health Care Providers & Services	1.2

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	3	09/2018	EUR	118,443	(2,862)
Euro-Schatz	3	09/2018	EUR	392,679	292
Foreign Exchange EUR/USD	24	09/2018	USD	3,520,950	(40,546)
Foreign Exchange JPY/USD	15	09/2018	USD	1,700,156	(8,719)
MSCI EAFE E-Mini Index	15	09/2018	USD	1,466,550	(28,181)
S&P 500 E-Mini Index	54	09/2018	USD	7,348,320	(104,552)
U.S. Treasury Ultra Bond	13	09/2018	USD	2,071,469	34,095

					(150,473)

Short Contracts
EURO STOXX 50 Index	(80)	09/2018	EUR	(3,158,494)	89,284
Foreign Exchange GBP/USD	(18)	09/2018	USD	(1,489,050)	23,141
FTSE 100 Index	(7)	09/2018	GBP	(700,285)	6,453
Japan 10 Year Bond Mini	(1)	09/2018	JPY	(136,242)	(201)
MSCI Emerging Markets E-Mini Index	(34)	09/2018	USD	(1,807,610)	112,335
U.S. Treasury 10 Year Note	(2)	09/2018	USD	(240,313)	246
U.S. Treasury 2 Year Note	(6)	09/2018	USD	(1,271,062)	550

					231,808

					81,335

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Forward foreign currency exchange contracts outstanding as of June 30, 2018:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	10,770	USD	12,631	BNP Paribas	9/5/2018	9
USD	10,544	GBP	7,911	Merrill Lynch International	9/5/2018	73
USD	2,136,548	JPY	235,030,946	Citibank, NA	9/5/2018	4,053
USD	23,466	JPY	2,566,352	Merrill Lynch International	9/5/2018	180
USD	32,789	SEK	290,065	Merrill Lynch International	9/5/2018	241
Total unrealized appreciation						4,556
USD	628,261	CAD	834,305	BNP Paribas	8/3/2018	(6,713)
USD	4,011,189	CAD	5,339,130	Royal Bank of Canada	8/3/2018	(52,317)
EUR	81,308	USD	95,553	State Street Corp.	9/5/2018	(132)
JPY	5,514,399	USD	50,167	State Street Corp.	9/5/2018	(133)
USD	158,640	AUD	215,494	Merrill Lynch International	9/5/2018	(869)
USD	131,347	CAD	174,735	Goldman Sachs International	9/5/2018	(1,717)
USD	40,534	DKK	260,652	Citibank, NA	9/5/2018	(534)
USD	61,561	EUR	52,814	Australia & New Zealand Banking Group Ltd.	9/5/2018	(420)
USD	33,095	EUR	28,359	Barclays Bank plc	9/5/2018	(186)
USD	2,737,853	EUR	2,364,188	Deutsche Bank AG	9/5/2018	(36,699)
USD	188,920	EUR	160,993	State Street Corp.	9/5/2018	(18)
USD	724,607	GBP	550,085	State Street Corp.	9/5/2018	(3,505)
Total unrealized depreciation						(103,243)
Net unrealized depreciation						(98,687)

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

Abbreviations
ABS	Asset-backed securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CVA	Dutch Certification
CVR	Contingent Value Rights
DKK	Danish Krone
EUR	Euro
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
SEK	Swedish Krona
USD	United States Dollar
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than 0.05% of net assets.

(c)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $1,845,631.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2018.
(f)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2018.
(h)	All or a portion of this security is deposited with the broker as initial margin for future contracts.

(i)	The rate shown is the effective yield as of June 30, 2018.
(j)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	19

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$59,295,580
Investments in affiliates, at value	20,553,907
Options purchased, at value	78,502
Cash	1,911,039
Foreign currency, at value	91,626
Deposits at broker for futures contracts	33,000
Receivables:
Investment securities sold	333,787
Portfolio shares sold	8,495
Interest and dividends from non-affiliates	114,827
Dividends from affiliates	540
Tax reclaims	29,633
Variation margin on futures contracts	347,110
Unrealized appreciation on forward foreign currency exchange contracts	4,556

Total Assets	82,802,602

LIABILITIES:
Payables:
Securities sold short, at value	1,599,173
Dividend expense to non-affiliates on securities sold short	2,681
Investment securities purchased	914,379
Portfolio shares redeemed	16,736
Unrealized depreciation on forward foreign currency exchange contracts	103,243
Accrued liabilities:
Investment advisory fees	25,434
Distribution fees	10,998
Custodian and accounting fees	8,489
Trustees’ and Chief Compliance Officer’s fees	1,149
Other	52,985

Total Liabilities	2,735,267

Net Assets	$80,067,335

NET ASSETS:
Paid-in-Capital	$75,731,091
Accumulated undistributed net investment income	413,985
Accumulated net realized gains (losses)	(1,139,285)
Net unrealized appreciation (depreciation)	5,061,544

Total Net Assets	$80,067,335

Net Assets:
Class 1	$27,339,843
Class 2	52,727,492

Total	$80,067,335

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	1,679,429
Class 2	3,246,846
Net Asset Value, offering and redemption price per share (a):
Class 1	$16.28
Class 2	16.24

Cost of investments in non-affiliates	$54,721,142
Cost of investments in affiliates	19,946,811
Cost of options purchased	180,145
Cost of foreign currency	91,848
Proceeds from securities sold short	1,596,920

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2018 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$507,824
Dividend income from affiliates	274,333
Interest income from non-affiliates	215,099
Interest income from affiliates	206
Interest income from non-affiliates on securities sold short	7,607
Foreign taxes withheld	(34,862)

Total investment income	970,207

EXPENSES:
Investment advisory fees	213,264
Administration fees	28,830
Distribution fees — Class 2	64,439
Custodian and accounting fees	46,952
Interest expense to affiliates	115
Professional fees	55,724
Trustees’ and Chief Compliance Officer’s fees	13,191
Printing and mailing costs	10,417
Transfer agency fees — Class 1	97
Transfer agency fees — Class 2	524
Other	5,026
Dividend expense to non-affiliates on securities sold short	16,557

Total expenses	455,136

Less fees waived	(100,466)
Less expense reimbursements	(275)

Net expenses	354,395

Net investment income (loss)	615,812

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	196,381
Investments in affiliates	(126,805)
Options purchased	(664,861)
Futures contracts	165,410
Securities sold short	47,706
Foreign currency transactions	(35)
Forward foreign currency exchange contracts	293,336

Net realized gain (loss)	(88,868)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(943,733)
Investments in affiliates	(593,570)
Options purchased	(95,055)
Futures contracts	(23,173)
Securities sold short	236
Foreign currency translations	(12,546)
Forward foreign currency exchange contracts	(29,695)

Change in net unrealized appreciation/depreciation	(1,697,536)

Net realized/unrealized gains (losses)	(1,786,404)

Change in net assets resulting from operations	$(1,170,592)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	21

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Global Allocation Portfolio
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$615,812	$915,772
Net realized gain (loss)	(88,868)	1,956,419
Change in net unrealized appreciation/depreciation	(1,697,536)	5,912,379

Change in net assets resulting from operations	(1,170,592)	8,784,570

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	—	(182,218)
From net realized gains	(167,469)	(525,527)
Class 2
From net investment income	—	(467,939)
From net realized gains	(330,463)	(1,844,995)

Total distributions to shareholders	(497,932)	(3,020,679)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	18,958,039	2,480,474

NET ASSETS:
Change in net assets	17,289,515	8,244,365
Beginning of period	62,777,820	54,533,455

End of period	$80,067,335	$62,777,820

Accumulated undistributed net investment income	$413,985	$(201,827)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$14,235,547	$8,772,622
Distributions reinvested	167,469	707,745
Cost of shares redeemed	(782,760)	(356,670)

Change in net assets resulting from Class 1 capital transactions	$13,620,256	$9,123,697

Class 2
Proceeds from shares issued	$10,841,993	$20,644,632
Distributions reinvested	330,463	2,312,934
Cost of shares redeemed	(5,834,673)	(29,600,789)

Change in net assets resulting from Class 2 capital transactions	$5,337,783	$(6,643,223)

Total change in net assets resulting from capital transactions	$18,958,039	$2,480,474

SHARE TRANSACTIONS:
Class 1
Issued	852,698	529,087
Reinvested	10,174	42,545
Redeemed	(46,927)	(21,469)

Change in Class 1 Shares	815,945	550,163

Class 2
Issued	647,728	1,261,337
Reinvested	20,126	139,431
Redeemed	(350,002)	(1,825,803)

Change in Class 2 Shares	317,852	(425,035)

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Six Months Ended June 30, 2018 (Unaudited)	$16.57	$0.17	(h)	$(0.36)	$(0.19)	$—	$(0.10)	$(0.10)
Year Ended December 31, 2017	14.89	0.29	(h)	2.25	2.54	(0.20)	(0.66)	(0.86)
Year Ended December 31, 2016	14.46	0.35	(h)	0.54	0.89	(0.46)	— (j)	(0.46)
Year Ended December 31, 2015	14.93	0.30	(h)	(0.46)	(0.16)	(0.23)	(0.08)	(0.31)
December 9, 2014 (m) through December 31, 2014	15.00	0.03		(0.06)	(0.03)	(0.04)	—	(0.04)

Class 2
Six Months Ended June 30, 2018 (Unaudited)	16.55	0.14	(h)	(0.35)	(0.21)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.87	0.26	(h)	2.24	2.50	(0.16)	(0.66)	(0.82)
Year Ended December 31, 2016	14.45	0.30	(h)	0.54	0.84	(0.42)	— (j)	(0.42)
Year Ended December 31, 2015	14.93	0.22	(h)	(0.42)	(0.20)	(0.20)	(0.08)	(0.28)
December 9, 2014 (m) through December 31, 2014	15.00	0.03		(0.07)	(0.04)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Commencing on December 31, 2016, the Portfolio presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to December 31, 2016, the Portfolio did not transact in securities sold short.
(h)	Calculated based upon average shares outstanding.
(i)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class 1 are 0.76% and 1.05% for the six months ended June 30, 2018 and 0.76% and 1.11% for the year ended December 31, 2017; for Class 2 are 1.02% and 1.30% for the six months ended June 30, 2018 and 1.01% and 1.32% for the year ended December 31, 2017, respectively.
(j)	Amount rounds to less than $0.005.
(k)	Dividend expense on securities sold short is less than 0.005%.
(l)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the year ended December 31, 2015 and the period ended December 31, 2014.
(m)	Commencement of operations.
(n)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (including dividend expenses for securities sold short) (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (c)(g)		Portfolio turnover rate (including securities sold short) (c)(g)

$16.28	(1.14)%	$27,339,843	0.81	%(i)	2.01%		1.10	%(i)	67%		80%
16.57	17.11	14,307,557	0.79	(i)	1.76		1.14	(i)	80		92
14.89	6.13	4,664,040	0.77	(k)	2.34		1.20	(k)	60		61
14.46	(1.06)	489,826	0.77	(l)	2.00	(l)	1.18	(l)	50		—
14.93	(0.23)	99,781	0.78	(l)	3.08	(l)	6.70	(l)	0.00	(n)	—

16.24	(1.26)	52,727,492	1.07	(i)	1.63		1.35	(i)	67		80
16.55	16.85	48,470,263	1.04	(i)	1.59		1.35	(i)	80		92
14.87	5.84	49,869,415	1.02	(k)	2.04		1.45	(k)	60		61
14.45	(1.32)	32,065,138	1.03	(l)	1.48	(l)	1.58	(l)	50		—
14.93	(0.25)	19,853,425	1.03	(l)	2.83	(l)	6.95	(l)	0.00	(n)	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	25

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Insurance Trust Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Portfolio’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$1,409,391	$1,090,730	$2,500,121
Collateralized Mortgage Obligations
Other Collateralized Mortgage Obligations	—	6,822,283	—	6,822,283
Commercial Mortgage-Backed Securities
United States	—	349,057	62,967	412,024
Common Stocks
Australia	—	888,954	—	888,954
Austria	—	135,234	—	135,234
Belgium	—	190,937	—	190,937
China	58,970	412,503	—	471,473
Denmark	—	168,483	—	168,483
Finland	—	250,860	—	250,860
France	—	1,809,708	—	1,809,708
Germany	—	1,701,271	—	1,701,271
Hong Kong	180,460	474,108	—	654,568
Indonesia	—	92,891	—	92,891
Ireland	90,813	63,771	—	154,584
Italy	—	266,482	—	266,482
Japan	—	3,532,334	—	3,532,334
Luxembourg	—	63,107	—	63,107
Netherlands	—	1,132,396	—	1,132,396
Singapore	—	162,078	—	162,078
South Africa	—	84,720	—	84,720
South Korea	—	99,568	—	99,568
Spain	—	450,190	—	450,190
Sweden	—	152,454	—	152,454
Switzerland	—	1,431,911	—	1,431,911
United Kingdom	—	2,283,190	—	2,283,190
United States	20,440,567	98,593	—	20,539,160
Other Common Stocks	594,253	—	—	594,253

Total Common Stocks	21,365,063	15,945,743	—	37,310,806

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	27

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Other Corporate Bonds	$—	$85,749	$—	$85,749
Foreign Government Securities	—	6,359,505	—	6,359,505
Investment Companies	17,260,689	—	—	17,260,689
Mortgage-Backed Securities	—	176,515	—	176,515
Options Purchased
Call Options Purchased	78,502	—	—	78,502
Rights
United States	—	—	44	44
Supranational	—	101,337	—	101,337
U.S. Treasury Obligations
United States	—	819,876	—	819,876
Short-Term Investments
Foreign Government Treasury Bills	—	4,707,320	—	4,707,320
Investment Companies	3,293,218	—	—	3,293,218

Total Short-Term Investments	$3,293,218	$4,707,320	$—	$8,000,538

Total Investments in Securities	$41,997,472	$36,776,776	$1,153,741	$79,927,989

Liabilities
Common Stocks
Other Common Stocks	$(1,599,173)	$—	$—	$(1,599,173)

Total Liabilities in Securities Sold Short	$(1,599,173)	$—	$—	$(1,599,173)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,556	$—	$4,556
Futures Contracts	170,659	95,737	—	266,396

Total Appreciation in Other Financial Instruments	$170,659	$100,293	$—	$270,952

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(103,243)	$—	$(103,243)
Futures Contracts	(182,199)	(2,862)	—	(185,061)

Total Depreciation in Other Financial Instruments	$(182,199)	$(106,105)	$—	$(288,304)

There were no significant transfers among any levels during the six months ended June 30, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2017	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2018
Investments in Securities
Asset-Backed Securities — United States	$1,064,482	$—	$(4,626)	$1,623	$150,000	$(120,749)	$—	$—	$1,090,730
Commercial Mortgage-Backed Security — United States	—	—	3,100	30	65,975	(6,138)	—	—	62,967
Rights — United States	44	—	—	—	—	—	—	—	44

Total	$1,064,526	$—	$(1,526)	$1,653	$215,975	$(126,887)	$—	$—	$1,153,741

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2018, which were valued using significant unobservable inputs (level 3) amounted to $(1,526). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at June 30, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,090,730	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 14.60% (7.44%)
			Constant Default Rate	0.000% - 6.90% (4.00%)
Asset-Backed Securities			Yield (Discount Rate of Cash Flows)	2.88% - 6.93% (4.06%)

	1,090,730

	62,967	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	199.00% (199.00%)

Commercial Mortgage-Backed Securities	62,967

	44	Pending Distribution Amount	Expected Recovery	$0.049 ($0.049)

Rights	44

Total	$1,153,741

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

		For the six months ended June 30, 2018
Security Description	Value at December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	$3,231,938	$1,062,657	$—	$—	$(291,511)	$4,003,084	144,203	$—	$—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,090,560	1,179,842	1,591,874	(119,347)	(140,773)	2,418,408	307,295	63,984	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	—	4,047,922	—	—	(26,648)	4,021,274	431,005	18,218	—
JPMorgan High Yield Fund Class R6 Shares (a)	4,230,855	3,250,340	521,176	(7,458)	(134,638)	6,817,923	945,620	160,749	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(b)	—	16,401,476	13,391,147	—	—	3,010,329	3,010,329	12,850	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a)(b)	4,675,740	13,812,573	18,205,424	—	—	282,889	282,889	18,532	—

Total	$15,229,093	$39,754,810	$33,709,621	$(126,805)	$(593,570)	$20,553,907		$274,333	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

C. Derivatives — The Portfolio used derivative instruments including futures, forward foreign currency exchange contracts and options, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used for risk management purposes and to seek to enhance portfolio performance.

The Portfolio may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Portfolio.

Notes C(1) — C(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and swaps (“swaptions”) to manage and hedge interest rate risks within the Portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Portfolio for options purchased are included in the Statement of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium it paid and record realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Portfolio for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Portfolio records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Portfolio is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Portfolio to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Portfolio to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Portfolio is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Portfolio’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Portfolio’s over the counter (“OTC”) options are subject to master netting arrangements.

The Portfolio may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Portfolio used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to interest rate and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Portfolio may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2018, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$35,183	$—	$35,183
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	—	23,141	4,556	27,697
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	78,502	208,072	—	286,574

Total		$78,502	$266,396	$4,556	$349,454

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(201)	$—	$(201)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	(49,265)	(103,243)	(152,508)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	—	(135,595)	—	(135,595)

Total		$—	$(185,061)	$(103,243)	$(288,304)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statement of Operations for the six months ended June 30, 2018, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(6,526)	$—	$(6,526)
Foreign exchange contracts	—	977	293,336	294,313
Equity contracts	(664,861)	170,959	—	(493,902)

Total	$(664,861)	$165,410	$293,336	$(206,115)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$30,890	$—	$30,890
Foreign exchange contracts	—	(108,850)	(29,695)	(138,545)
Equity contracts	(95,055)	54,787	—	(40,268)

Total	$(95,055)	$(23,173)	$(29,695)	$(147,923)

The Portfolio’s derivatives contracts held at June 30, 2018 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Portfolio’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended June 30, 2018. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Long	$4,176,426
Average Notional Balance Short	4,944,759
Ending Notional Balance Long	8,933,313
Ending Notional Balance Short	5,666,389
Foreign Exchange
Average Notional Balance Long	5,353,034
Average Notional Balance Short	1,492,594	(a)
Ending Notional Balance Long	5,221,106
Ending Notional Balance Short	1,489,050
Interest Rate
Average Notional Balance Long	1,757,334
Average Notional Balance Short	1,864,639
Ending Notional Balance Long	2,464,148
Ending Notional Balance Short	1,647,617

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	796,037	(b)
Average Settlement Value Sold	8,131,747
Ending Settlement Value Purchased	158,351
Ending Settlement Value Sold	10,919,354

Exchange-Traded Options:
Average Number of Contracts Purchased	1,485
Ending Number of Contracts Purchased	691

(a)	For the period May 1, 2018 through June 30, 2018.
(b)	For the period February 1, 2018 through June 30, 2018.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

D. Short Sales — The Portfolio engaged in short sales as part of its normal investment activities. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Portfolio borrows securities from a broker. To close out a short position, the Portfolio delivers the same securities to the broker.

The Portfolio is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Portfolio may receive or pay the net of the following amounts:(i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.

The Portfolio is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Portfolio is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Portfolio will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2018, the Portfolio had outstanding short sales as listed on the SOI.

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

I. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2018, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Class 1 Shares do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the six months ended June 30, 2018 and is in place until at least April 30, 2019.

For the six months ended June 30, 2018, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$67,409	$28,829	$96,238	$275

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2018 was $4,228.

The Underlying Funds may impose separate advisory fees. The Portfolio’s Adviser has agreed to waive the Portfolio’s advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2018, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2018, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$55,745,894	$37,517,490	$3,150,145	$4,954,457	$8,145,198	$7,032,798

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows:

Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$73,251,178	$6,598,371	$1,538,085	$5,060,286

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement was extended until November 5, 2018.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2018.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (Unaudited) (continued)

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended. The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2018, the Portfolio had four omnibus accounts which owned 89.0% of the Portfolio’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Portfolio may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of June 30, 2018, a portion of the Portfolio’s investments consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from such securities.

Derivatives, including futures, options and forwards, may be riskier than other types of investments and may increase the volatility of the Portfolio. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Portfolio’s original investment. Derivatives expose the Portfolio to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Portfolio does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to risks of mispricing or improper valuation.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

As of June 30, 2018, the Portfolio pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities are held at Citigroup Global Markets, Inc.

8. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

JUNE 30, 2018	JPMORGAN INSURANCE TRUST	37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Actual	$1,000.00	$988.60	$3.99	0.81%
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class 2
Actual	1,000.00	987.40	5.27	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 ( to reflect the one-half year period).

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 30, 2018	SAN-JPMITGAP-618

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 24, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 24, 2018